UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Amendment No. 1

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☐	Definitive proxy statement

☐	Definitive additional materials

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New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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MEETING DATE

[●], 2024

Letter to Our Shareholders

[●], 2024

DEAR FELLOW SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of New York Community Bancorp, Inc. (the “Company”), the holding company for Flagstar Bank, National Association. The Annual Meeting will be held in a “virtual” format through a live webcast on [●], 2024, at [●] Eastern Daylight Time. You will be able to attend the Annual Meeting, vote, and submit questions by visiting www.virtualshareholdermeeting.com/NYCB2024.

In 2024, New York Community Bancorp, Inc. embarked on its 165th year serving the banking needs of communities across America. Today we are a full-service bank serving the needs of over 735,000 consumers and over 94,000 business clients. Throughout the communities that we serve, we aim to support our customers and assist them with their dreams of buying a home, building a business, or saving for the future. We are also honored to have nearly 9,000 teammates, most of whom have a long legacy with the organization, and come to work every day with the goal of providing high quality banking services. They prove that together we can do great things.

The past year presented the Company with challenges, which resulted in losses in 2023 and a decline in our stock price after we announced our results in early 2024. We understand the concern this has caused and are working diligently to ensure a path for the success of the Company going forward.

The primary factor impacting our 2023 results was credit deterioration in our loan portfolio. During the fourth quarter of last year, we started to experience weakness in our commercial real estate loan portfolio. More specifically, due to changes in New York State legislation and in on-site work policies, our rent-regulated multi-family portfolio and our Manhattan-based office portfolio began to see stress in values and debt service coverage. While we did take some actions to mitigate this during the fourth quarter, nevertheless, it resulted in a year-over-year increase in the level of non-performing loans and criticized assets. Accordingly, we recorded a $552 million provision for credit losses during the fourth quarter. In addition, we experienced other challenges given our growth through acquisitions.

We are not taking these challenges lightly. We implemented a number of measures during the past several months to proactively address the situation, including conducting a deep-dive into the loan portfolio and the re-rating of certain loans, adding an additional $10 billion of on-balance sheet liquidity, and enhancing our internal audit and risk management frameworks. To this end, we recently hired a new Chief Risk Officer and Chief Audit Executive. Both individuals are proven leaders with extensive large bank experience and expertise in their respective areas.

In March of this year, we raised over $1 billion of equity capital anchored by several well-regarded investment firms. The capital raise was anchored by Liberty Strategic Capital, led by Steven T. Mnuchin, the 77th Secretary of the Treasury, Hudson Bay Capital Management, and Reverence Capital Partners, along with several other investors. This important investment by such high-quality investors represents strong support in the Company and we believe provides us with sufficient capital to execute on our business plan.

In conjunction with the capital raise, I was appointed President and Chief Executive Officer of the Company, effective April 1st. I am honored to be leading New York Community during this next phase of its history and am looking forward to driving value for all shareholders. In addition, the Board of Directors was reconstituted with five new directors, including myself and former Treasury Secretary Mnuchin, who is now the Board’s lead independent director.

We understand that regaining your trust and confidence will take time and consistent results. We are confident, however, that the steps we are taking are the right ones. We have a dedicated leadership team, a talented workforce, strong liquidity, and a clear vision for the future. I believe we will emerge from this challenging period a more resilient, successful bank with a more diverse, balanced business model and a stronger risk management framework. We are committed to open communications and will continue to provide you with regular updates on our progress.

The attached Notice and Proxy Statement describe the formal business to be transacted at the Annual Meeting, including with respect to the Company’s corporate governance, executive compensation, and other matters. In addition, you will be asked to vote on a number of proposals related to our recent capital raise – your vote is very important, regardless of the number of shares of NYCB common stock you own, as approval of these matters will provide material capital and financial benefits to the Company as further explained in the Proxy Statement. In particular, your approval of Proposal 4 (Amended and Restated Certificate of Incorporation (“COI”) Amendment to Increase our Total Authorized Common Stock), Proposal 6 (Limited Waiver of our COI’s 10% Voting Limitation) and Proposal 7 (Our Issuance of 20% or more of Common Stock) are imperative in order to (i) complete the recapitalization envisioned by the March 2024 capital raise, (ii) ensure that the new investors convert or exchange their dividend-bearing preferred stock to common stock to the greatest extent possible and (iii) enable the Company to obtain the full capital benefits of the March 2024 capital raise by greatly improving the Company’s tangible common equity.

We encourage you to cast your vote by signing, dating, and returning the proxy card promptly, or by voting online or by telephone as instructed on the proxy card. As the holders of a majority of our common stock entitled to vote must be represented, either in person or by proxy, to constitute a quorum at the Annual Meeting, we would appreciate your timely response.

Directors and officers of New York Community Bancorp, Inc. and Flagstar Bank, N.A., as well as representatives of KPMG LLP, the Company’s independent registered public accounting firm, will be present at the Annual Meeting and will be pleased to respond to any questions you may have.

On behalf of the Board of Directors, officers, and employees of Flagstar Bank, N.A. and New York Community Bancorp, Inc., we thank you for your continued interest and support.

Meeting Notice

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

OF NEW YORK COMMUNITY BANCORP, INC.

102 DUFFY AVENUE, HICKSVILLE, NEW YORK 11801

DATE AND TIME:	[●], 2024 at [●], Eastern Daylight Time.

PLACE:	The 2024 Annual Meeting of Shareholders of New York Community Bancorp, Inc. (the “Company”) will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/NYCB2024.

ITEMS OF BUSINESS:

1)  The election of three directors to three-year terms;

2)  The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024;

3)  Approval, on a non-binding advisory basis, of the Company’s named executive officer compensation;

4)  A proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the “COI”) to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) that the Company has authority to issue from 900,000,000 to 2,000,000,000;

5)  A proposal to amend the COI to effect a reverse stock split of the Common Stock by a ratio of 1-3, with such action to be effected at such time and date as determined by the Board of Directors of the Company within one year after the conclusion of the Annual Meeting, and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the COI;

6)  A proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the COI with respect to affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”) and affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”), but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting any such shares in excess of such 10% threshold;

7)  A proposal to approve the issuance of shares of Common Stock in connection with the March 2024 capital raise (as defined herein) pursuant to New York Stock Exchange (“NYSE”) listing rules;

8)  A proposal to amend the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan;

9)  A proposal to amend the COI and Amended and Restated Bylaws of the Company (the “Bylaws”) in order to eliminate supermajority voting requirements;

10) To consider a shareholder proposal, as described in the accompanying Proxy Statement, if properly presented at the Annual Meeting;

11) A proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, sufficient votes to approve the proposals listed as numbers (4), (6) and (7) of this section have not been obtained by the Company; and

12) Such other matters as may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the Annual Meeting.

WHO CAN VOTE:	You are entitled to vote if you were a shareholder of record at the close of business on April 12, 2024.

VOTING:	We urge you to participate in the Annual Meeting, either by attending and voting in person or by voting as promptly as possible by telephone, through the Internet, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank, or other nominee). Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Different proposals require different levels of approval from our shareholders – some require as much as 80% of all the issued and outstanding shares of Common Stock voting in favor. Your vote is important and we urge you to exercise your right to cast it, as approval of Proposal 4 (COI Amendment to Increase our Total Authorized Common Stock), Proposal 6 (Limited Waiver of our COI’s 10% Voting Limitation) and Proposal 7 (Our Issuance of 20% or more of Common Stock) (Proposals 4, 6 and 7, together, the “Capital Raise Matters”) will provide material capital and financial benefits to the Company as further explained in the Proxy Statement.

MEETING ADMISSION:	To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/NYCB2024, you must enter the control number found on the proxy card or voting instruction form you received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

2023 ANNUAL REPORT:	A copy of our 2023 Annual Report to Shareholders, including our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, accompanies this Notice and Proxy Statement.

DATE OF DISTRIBUTION:	This Notice, the Proxy Statement, and the proxy card are first being made available or mailed to shareholders on or about [●], 2024.

By Order of the Board of Directors,

Bao Nguyen Senior Executive Vice President, General Counsel and Chief of Staff Hicksville, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2024

The Company’s Notice of Annual Meeting, Proxy Statement, and 2023 Annual Report to Shareholders

are available, free of charge, at www.proxyvote.com.

1	PROXY STATEMENT SUMMARY

8	SHAREHOLDER OUTREACH AND RECENT INITIATIVES

9	ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”)

15	SUMMARY OF THE MARCH 2024 EQUITY CAPITAL RAISE

21	CORPORATE GOVERNANCE
	22	Director Independence

	22	Board Leadership Structure

	23	Board’s Role in Risk Oversight

	25	Other Governance Practices

	28	Board Committees

	34	Director Attendance at Annual Meetings

	34	Communication With The Board of Directors

	34	Procedures For Shareholders To Recommend Directors
	36	Information with Respect to Nominees, Continuing Directors, and Executive Officers

38	EXECUTIVE COMPENSATION AND RELATED INFORMATION
	38	Compensation Discussion and Analysis
	55	Compensation Committee Report
	56	Executive Compensation Tables
	65	Pay versus Performance

68	PROPOSAL 1: ELECTION OF DIRECTORS
	71	Director Qualifications and Business Experience

	80	Business Experience of Executive Officers Who are Not Directors

	83	Director Succession

	84	Directors’ Compensation

	86	Transactions with Certain Related Persons

	87	Section 16(a) Beneficial Ownership Reporting Compliance

88	PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

91	PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

92	PROPOSAL 4: PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE (A) THE TOTAL NUMBER OF SHARES OF STOCK OF ALL CLASSES THAT THE COMPANY HAS AUTHORITY TO ISSUE FROM 905,000,000 TO 2,005,000,000 AND (B) THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY FROM 900,000,000 TO 2,000,000,000

102	PROPOSAL 5: PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK BY A RATIO OF 1-3

108	PROPOSAL 6: PROPOSAL TO WAIVE CERTAIN INVESTORS AND THEIR RESPECTIVE AFFILIATES FROM THE PROVISION OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION THAT PROHIBITS ANY PERSON WHO BENEFICIALLY OWNS, DIRECTLY OR INDIRECTLY, MORE THAN 10% OF THE THEN-OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK FROM VOTING IN EXCESS OF SUCH 10% THRESHOLD

110	PROPOSAL 7: PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF PREFERRED SHARES OF THE COMPANY ISSUED IN CONNECTION WITH THE MARCH 2024 CAPITAL RAISE

118	PROPOSAL 8: APPROVAL OF AN AMENDMENT TO THE NEW YORK COMMUNITY BANCORP, INC. 2020 OMNIBUS INCENTIVE PLAN

129	PROPOSAL 9: APPROVAL OF AMENDMENTS TO THE COMPANY’ S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS

133	PROPOSAL 10: SHAREHOLDER PROPOSAL ON SIMPLE MAJORITY VOTE

136	PROPOSAL 11: ADJOURNMENT PROPOSAL

137	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES
	146	Benefit Plan Voting

	147	Security Ownership of Certain Beneficial Owners

	148	Additional Information

A-1	APPENDIX A: DISCUSSION AND RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

B-1	APPENDIX B: NEW YORK COMMUNITY BANCORP, INC. 2020 OMNIBUS INCENTIVE PLAN

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proxy Statement Summary

This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding the 2023 performance of New York Community Bancorp, Inc. (the “Company” or “NYCB”), please review our 2023 Annual Report on Form 10-K/A, which accompanies this proxy statement and can be found here: https://ir.mynycb.com/files/doc_financials/2023/q4/12-31-2023-10-K.pdf

VOTING MATTERS:

PROPOSAL	RECOMMENDATION OF THE BOARD:

Proposal 1 The election of three directors to three-year terms.	FOR ALL

Proposal 2 Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024.	FOR

Proposal 3 Approval, on a non-binding advisory basis, of the Company’s Named Executive Officer compensation.	FOR

Proposal 4

A proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the “COI”) to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) from 900,000,000 to 2,000,000,000.

FOR

Proposal 5

A proposal to amend the COI to effect a reverse stock split of the Common Stock by a ratio of 1-3, with such action to be effected at such time and date as determined by the Board of Directors of the Company within one year after the conclusion of the 2024 Annual Meeting of Shareholders of the Company, and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the COI.

FOR

Proposal 6

A proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the COI with respect to affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”) and affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”), but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting any such shares in excess of such 10% threshold.

FOR

Proposal 7 A proposal to approve the issuance of shares of Common Stock in connection with the March 2024 capital raise pursuant to New York Stock Exchange (“NYSE”) listing rules.	FOR

Proposal 8 A proposal to amend the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.

Proposal 9 A proposal to amend the COI and Bylaws of the Company to eliminate the supermajority voting requirements	FOR

Proposal 10 A shareholder proposal on Simple Majority Vote.	AGAINST

Proposal 11 An adjournment proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 4, 6 and 7.	FOR

2024 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

HIGHLIGHTS:

COMPANY PROFILE:

New York Community Bancorp, Inc. is the parent company of Flagstar Bank, N.A., one of the largest commercial banks in the country. The Company is headquartered in Hicksville, New York with regional headquarters in Troy, Michigan. At December 31, 2023, the Company had $114.1 billion of assets, $84.6 billion of loans, deposits of $81.5 billion, and total stockholders’ equity of $8.4 billion. At year-end 2023, Flagstar Bank, N.A. operated 420 branches across a nine-state footprint, including strongholds in the Northeast and the Midwest, along with exposure to high growth markets in the Southeast and on the West Coast. In addition, the Company has approximately 130 private banking teams located in over 10 cities, in the metropolitan New York City region and on the West Coast, which serve the needs of high net worth individuals and their businesses. In December 2022, the former New York Community Bank (“Legacy NYCB”), was merged with and into Flagstar Bank, N.A. Herein, the assets, liabilities, operations and personnel of Flagstar Bank, N.A., as they existed prior to the December 1, 2022 merger with Legacy NYCB, are referred to as “Legacy Flagstar,” and Legacy Flagstar, together with Legacy NYCB are referred to as “Flagstar Bank” or the “Bank.”

In March 2023, the Bank acquired and assumed certain assets and liabilities of Signature Bridge Bank, N.A., including all of legacy Signature Bank’s core deposit relationships, including both the New York and West Coast Private Client Banking teams, its wealth management and broker dealer business, and 40 branch locations, most of which are in the New York City metro area. Herein, the assets, liabilities, operations, and personnel acquired from Signature Bridge Bank, N.A. may be referred to as “Legacy Signature.” All Legacy Signature branches, together with all Legacy NYCB and Legacy Flagstar branches, have been rebranded as Flagstar Bank. The three Legacy institutions are referred to herein collectively as the “Legacy Organizations.”

EQUITY CAPITAL RAISE

On March 11, 2024, the Company announced the completion of a capital raise transaction (the “March 2024 capital raise”) resulting in individual investments aggregating to approximately $1.05 billion in the Company by (i) affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”), (ii) affiliates of funds managed by Hudson Bay Capital Management, LP (the “Hudson Bay Investors”), (iii) affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”) and (iv) other investors.

This major equity raise is a significant component of the broad-based turnaround effort of the Company following disappointing fourth quarter 2023 financial results principally tied to Flagstar Bank’s commercial real estate lending business. The March 2024 capital raise and other changes adopted by the Company, including turnover within and reduction in the size of the Board of Directors (the “2024 Board Turnover”) and changes to the management team (including the CEO), is expected to allow the Company to better focus on executing its strategy, as it enters a new chapter of its long history, from a position of strength and repositioning itself as a regional bank. These changes are expected to allow the Company to enhance its capital position, proactively manage its liquidity profile, enhance its focus on credit risk management, continue to reduce its concentrations in commercial real estate, continue to build upon regulatory and compliance focus, and continue to strengthen its management team through a series of recent appointments. The new leadership team, with the support of the reconstituted Board, will continue to take actions that they deem advisable to execute upon and realize the opportunities provided by the March 2024 capital raise to improve earnings, profitability and drive enhanced value for shareholders.

In connection with the March 2024 capital raise, on or shortly after March 11, 2024, Thomas Cangemi, James Carpenter, Leslie Dunn, Lawrence Rosano Jr, Ronald Rosenfeld, Lawrence Savarese, David Treadwell and Robert Wann resigned as directors of the Board. Additionally, in February 2024, Toan C. Huynh and Hanif (Wally) Dahya

2	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

resigned as directors of the Board. Four directors who were serving on the Board as of December 31, 2023 continue to serve on the Board: Alessandro P. DiNello, Marshall J. Lux, Peter Schoels, and Jennifer R. Whip. Additionally, in connection with the March 2024 capital raise, on or shortly after March 11, 2024, five new directors were appointed to the Board: Former Treasury Secretary Steven Mnuchin, Joseph Otting, Milton Berlinski, Allen Puwalski and Alan Frank.

EXECUTIVE MANAGEMENT TEAM

The Company has recently appointed seven new distinguished leaders to its executive management team. These strategic appointments signify the Company’s commitment to enhancing its operational capabilities, fortifying its risk and compliance framework, and driving sustainable growth. Joining the executive management team are:

•

Joseph Otting, President, Chief Executive Officer – Joseph is an experienced executive and former government official who served as the 31st Comptroller of the Currency from November 2017 to 2020. He brings more than 20 years of banking experience. Prior to becoming Comptroller of the Currency, Joseph was an executive in the banking industry. He served as President of CIT Bank and Co-President of CIT Group Inc. from August 2015 to December 2015. Joseph previously was President, Chief Executive Officer, and a member of the board of directors of OneWest Bank, N.A. Prior to joining OneWest Bank, he served as Vice Chairman of U.S. Bancorp, where he managed the Commercial Banking Group and served on U.S. Bancorp’s Executive Management Committee. He also served as a member of U.S. Bank’s main subsidiary banks’ board of directors.

•

Craig Gifford, SEVP, Chief Financial Officer – Craig brings more than 30 years of banking experience, most recently as EVP, Enterprise Operations with U.S. Bancorp where he led all physical operations, including the distribution strategy for the bank’s branch and ATM network. Previously, he served as U.S. Bancorp’s Corporate Controller, and prior to that, as Chief Accounting Officer and Corporate Controller for Guaranty Financial Group, following a 13-year career in the financial services group of Ernst & Young LLP. Craig brings proven experience in navigating challenging financial environments, including raising capital and delivering profitable results.

•

Bao Nguyen, SEVP, General Counsel & Chief of Staff – Bao brings more than 15 years of experience as a financial services attorney. Most recently he served as a Partner for Skadden, Arps, Slate, Meagher & Flom LLP where he advised global and regional financial institutions, fintech and digital asset companies and private equity firms on the regulatory aspects of complex transactions, charters, compliance matters and enforcement issues. Prior to joining Skadden, he held senior positions with the Office of the Comptroller of the Currency (OCC), including as acting Chief Counsel and, most recently, as Principal Deputy Chief Counsel. During his time at the OCC, he oversaw significant policy decisions, rulemaking, transaction reviews and enforcement matters. Earlier in his career he served as Senior Counsel at the Board of Governors of the Federal Reserve System, and as a Banking Fellow in the U.S. Senate, negotiating key reforms to the U.S. regulatory framework as part of the Dodd-Frank Act.

•

Scott Shepherd, SEVP, Head of Commercial Real Estate Lending – Scott is a senior executive with a more than 20-year track record building and leading teams in commercial real estate, creating value through lending, debt restructuring, workouts and acquisitions. Most recently, he served as Managing Director, The Ruth Group, a commercial real estate deal sponsor, and operator, where he focused on securing debt and equity financing to acquire value-add office and industrial conversion properties and complex restructurings. Prior to that he founded Archbell Capital, a commercial real estate bridge lender focused on institutional quality deal sponsors across property types. He also spent six years at OneWest Bank where he was the Head of the Commercial Real Estate Group. While there, he launched a CRE lending business that originated over $3.5 billion in loan commitments and led workouts of $2 billion of acquired loans. He started his real estate finance career at Goldman Sachs, where he was an investment banker for ten years.

2024 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

•

George F. Buchanan III, EVP, Chief Risk Officer – George brings over 30 years of financial services-related risk management and credit experience. Prior to joining the Company, Mr. Buchanan spent 13 years at Regions Bank, where he held several roles of escalating responsibility, across various risk disciplines. Most recently, he served in Regions’ credit review area. Prior to that, he spent five years as Chief Risk Officer for Consumer Banking and Wealth Management, with responsibility for all aspects of risk management. Additionally, Mr. Buchanan led numerous areas within the credit division, including commercial, private wealth, small business, and business services.

•

Colleen McCullum, EVP, Chief Audit Executive – Colleen brings over 20 years of bank experience. Prior to joining the Company, Ms. McCullum was Chief Audit Executive at United Community Bank, where she led the Internal Audit Department with responsibility for delivering all aspects of the audit plan, including overseeing the design, planning and execution of the plan. Ms. McCullum also served on the Operating Committee of the Bank. She also has considerable large bank experience, including time at Capital One, Bank of America, and Wells Fargo. Prior to United Community Bank, Ms. McCullum spent three years at Capital One, most recently serving as Senior Vice President and Head of Line-of-Business Audit. Prior to joining Capital One, she spent three years at Bank of America as Senior Vice President and General Auditor responsible for overseeing the risk and compliance audit coverage. Previously, she spent 15 years at Wells Fargo, where she held a variety of risk positions with escalating responsibility, including the role of Chief Risk Officer of the European, Middle East and African (EMEA) region and the Head of Counterparty Credit Risk.

•

James Simons, EVP, Special Advisor to the CEO – In this newly created role, James will advise on credit administration, portfolio management and lending projects. He brings more than 45 years of banking experience, the last 20 of those serving as Senior Credit Executive/Chief Credit Officer for First Citizens Bank (formerly OneWest Bank and CIT Bank), Associated Bank, Guaranty Bancorp, and U.S. Bancorp. In these positions, he was responsible for a variety of credit functions, problem loan management and served as the primary business line approver for commercial real estate, middle market lending, builder finance, private banking, and asset-based lending. He also brings considerable bank turn-around and loan workout experience, as well as bank regulator experience with the OCC and Resolution Trust Corporation.

For further details on our current executive officers, please refer to the section entitled “Information with respect to Nominees, Continuing Directors and Executive Officers”.

4	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

2023 PERFORMANCE:

In 2023, the Company reported net loss available to common shareholders of $112 million, or diluted loss per common share of $0.16. This represents a return on average assets of -0.07% and a return on average tangible assets of 0.57%, as well as a return on average common equity of -1.11% and a return on average tangible common equity of 8.17%.

1	Return on average tangible assets and return on tangible common equity are non-GAAP financial measures. Please see Appendix A for a reconciliation of these non-GAAP measures.

•

From 1993 through the end of 2023, we recorded a mere 135 basis points of losses (cumulative charge-offs as a percent of average loans), in contrast to an industry average of 2,477 basis points during the same time.

•	From 1993 through 2023, our average efficiency ratio was 41%, in contrast to the 60.12% industry average (as reported by S&P Global Market Intelligence).

2024 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

•	Over the course of our public life, we have expanded our balance sheet by $99.5 billion through 12 mergers and acquisitions, involving nine in-market competitors and three out-of-market banks.

•

On March 11, 2024, the Company announced the completion of the March 2024 capital raise as a first, and crucial step, in our effort to rebuild our capital base. Relatedly, we have made substantial changes to the Board to oversee these efforts.

EXECUTIVE COMPENSATION HIGHLIGHTS

•

The composition of our Compensation Committee changed as a result of the turnover of our Board membership in connection with our March 2024 capital raise transaction. The new Compensation Committee made all determinations regarding the results of the 2023 short-term incentive program and the settlement of performance awards for the 2021-2023 performance period.

•

Our short-term incentive program did not fund so our named executive officers did not receive a 2023 annual incentive award. The Company failed to achieve threshold requirements for the designated financial metric and for the critical Company objectives included in the strategic/qualitative scorecard.

•

In March 2023, our named executive officers received awards at target under our 2023 long-term incentive program (“LTIP”). The target level represented a specified percentage of base salary for each executive. The award included a performance-based component covering the 2023-2025 performance period (65% of the target award) and a restricted stock award (35% of the target award) vesting over three years. The actual award, if any, under the performance-based component will be determined in the first quarter of 2026. Our former CEO, Mr. Cangemi, forfeited his 2023 LTIP award upon his resignation in February 2024.

•

With one exception that reflected a specific business rationale, the base salary levels for our named executive officers were maintained at 2022 levels, reflecting the Compensation Committee’s assessment of positioning relative to market practice and our peers.

•	Long-term incentive awards for the 2021-2023 period did not fund as a result of Company performance below the threshold level of performance for the designated financial metrics.

•	We adopted a robust clawback policy under NYSE rules to provide that the Company can recover incentive compensation erroneously paid on the basis of misstated financial results.

GOVERNANCE HIGHLIGHTS

We are committed to maintaining the highest standards of corporate governance. Strong corporate governance practices will help us achieve our performance goals and maintain the trust and confidence of our shareholders and other constituents. In connection with the March 2024 capital raise, we made substantial changes to the Board to improve our corporate governance framework. Highlights of our current governance standards and policies framework include:

•

Our Board of Directors is comprised of individuals possessing a well-rounded variety of skills, knowledge, experience and perspectives and who bring diverse and specialized experience and perspectives on our business.

•	As part of the 2024 Board Turnover, our Board welcomed five new members to the Board (See page 21 for the specific appointments).

•

The new Board is committed to enhancing the Company’s corporate governance practices and recognizes that sound corporate governance practices are necessary to build the trust and confidence of the shareholders and other stakeholders.

6	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

•

78% of our Board members satisfy NYSE independence standards (“Independent Directors”), and each of the Compensation, Audit, and Nominating and Corporate Governance Committees is comprised wholly of Independent Directors.

•	Our Lead Independent Director has significant governance responsibilities.

•	Our Bylaws provide for “proxy access,” allowing eligible shareholders to include their own nominees for director in the Company’s proxy materials.

•

Our Board Risk Assessment Committee, which meets the requirements for U.S. Bank Holding Companies under the Dodd-Frank Act’s Enhanced Prudential Standards, meets at least on a quarterly basis and oversees a robust and exacting enterprise risk management program.

COMMUNITY SUPPORT:

Service to our customers and the community is an important part of the Company’s and Bank’s culture. We support the communities we serve through lending, investments, services, and charitable giving, including through the New York Community Bank Foundation, the Richmond County Savings Foundation, and the Flagstar Foundation (the “Foundations”), with the following notable highlights:

•	Bank employees in 2023 volunteered more than 10,000 hours of service to over 300 community organizations;

•	In 2023, the Bank and the Foundations contributed over $10.7 million through grants, sponsorships, and community grass-roots initiatives;

•	The Bank donated to over 400 charitable organizations and employees volunteered at more than 1,700 community events during 2023;

•

The New York Community Bank and Richmond County Savings Foundations awarded more than $2.3 million combined in grants during 2023 to more than 190 community organizations throughout the Tri-State area supporting charitable causes including, among others, health and human services, education, civic and community services, and arts and culture;

•

The Flagstar Foundation awarded more than $3.1 million in grants during 2023 to more than 165 community organizations in Michigan, Indiana, Ohio, Florida, Arizona, New York, New Jersey, and California aiding citizens in their communities through supporting charitable causes in workplace readiness, arts and culture, financial capability- tax preparation services, and disaster relief funds;

•	Between the Flagstar Gift, Flagstar New York and Flagstar Power-Up programs, the Bank provided $1.8 million in down payment assistance in 2023; and

•	The Legacy Organization made a combined total of 91 Community Development Loans for $856.6 million in 2023, distributing such funds widely across the entirety of the Bank’s CRA assessment areas.

2024 PROXY STATEMENT	7

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Shareholder Outreach and Recent Initiatives

Our management and Board value direct and transparent engagement with our shareholders and regularly seek opportunities to obtain feedback in connection with our governance, management compensation, and strategies. We embrace engagement as an important tenet of good governance and we value the views of our shareholders and other stakeholders. We believe that positive dialogue builds informed relationships that promote transparency and accountability, allowing us to respond more fully to the interests of our shareholders as they adjust to evolving governance and compensation norms in our competitive industry.

Our shareholder outreach program consists of regular management dialogue with the investor community (the “Management Outreach Program”) and formal outreach by our independent Board members to institutional shareholders.

As part of our Management Outreach Program, senior members of our management team conduct extensive investor communications, including conferences, non-deal road shows (“NDRs”) and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings press release is thoroughly reviewed in open investor conference calls with broad participation and significant Q&A by the analyst community. Our senior management regularly makes themselves available for such communications across the United States and in Europe, focusing on elements of our strategic plans, consolidated business results and capital structure, and other topics of interest to shareholders. We believe that management can strengthen its ability to lead the Company by constructively discussing our business and strategy in such settings.

As part of the Management Outreach Program for 2023, we met with shareholders or prospective shareholders at eight industry conferences and four NDRs, and also conducted numerous individual conference calls with institutional investors. In total, management met with 260 investors from 128 discrete institutions in 2023.

The Board encourages our shareholders to participate in its outreach program. We typically reach out to invite participation by our top 25 institutional shareholders at each year end and participation levels vary year to year. For 2023, our shareholder outreach consisted mainly of various investor contact opportunities under the Management Outreach Program.

We value shareholder input and we encourage you to share your opinions with us. You can do so by writing to us at the address on page 152 of this proxy statement. You can also provide feedback on our executive compensation program by contacting us through our Investor Relations Department (please visit our website www.myNYCB.com) or through the other contacts identified on page 34 of this proxy statement.

8	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Environmental, Social and Governance (“ESG”)

As a responsible steward of financial services, the Company through its wholly-owned subsidiary Flagstar Bank, has continued to further its strategy and approach to environmental, social, and governance and is committed to operating in a responsible, transparent, and sustainable manner. Our corporate responsibility strategy is focused on cultivating and promoting prosperity and equity for our key stakeholders while sustaining and protecting the environment. We have been recognized for our leadership in this space, including over the past year:

•	America’s Best Banks Forbes 2023;

•	Best Checking Accounts GOBankingRates 2023;

•	Military Friendly Top 10 Brand 2023;

•	Military Friendly Silver Employer 2023; and

•	Member level in the Environmental Protection Agency’s ENERGY STAR Certification Nation.

ESG Environmental

The Company strives to reduce its environmental impact by identifying and evaluating opportunities to increase energy and water efficiency, reduce greenhouse gas emissions, invest in projects that reduce energy and water consumption that meet our rate of return thresholds, and focus on the environmental aspects within our supply chain. As representative examples, in 2023 we further strengthened our environmental commitment by:

•	Conducting the Bank’s first merged organization climate change scenario analysis;

•

Completing multiple LED retrofits through partnerships with our utilities and other providers as well as remote property monitoring projects in both our corporate and branch locations and initiating paperless projects, such as paperless services in our branches and digital business strategies;

•

Conducting energy efficiency improvements, such as heating, ventilation, and air conditioner (HVAC) upgrades, installing energy saving smart technology, and replacing and upgrading insulation at multiple Bank branches and headquarters;

•	Replacing bottled water with water filtration systems at branch and corporate locations;

•	Certifying over 35 of the first green buildings for Flagstar Bank under EPA ENERGY STAR and garnering an award / Member level under the Certification Nation program;

•

Using innovative approaches and new tools, such as artificial intelligence, to augment and integrate environmental sustainability data into the EPA’s ENERGY STAR Portfolio Manager for all of the properties within the Bank’s footprint;

•	Updating our Vendor Code of Conduct and creating new Environmental Statement as part of a broader ongoing effort to increase our ESG activities;

•	Launching an ISO aligned consolidated ESG Management System (EMS) to create one common approach, source, and repository for ESG information for the Bank;

2024 PROXY STATEMENT	9

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

•

Providing loans for approximately $62 million in commitments in two syndicated deals for two vertically-integrated waste management and recycling companies with strongholds across New England and the southeastern portion of the United States respectively;

•

Financing $97 million of solar farms in five states, representing 35 megawatts of clean energy generating capacity, which will offset approximately 6,650 metric tons of carbon dioxide annually. One specific deal included an $8 million project for a 2 megawatt community solar farm located on a capped municipal landfill in Pittsgrove, New Jersey;

•

Expanding the impact of the company-wide Green Team in support of environmental sustainability, through the creation of a Property Sustainability Playbook, Earth Day and other community activities, and external partnerships with Alliance for the Great Lakes and American Forests through both donations and joint activities, such as beach clean ups and improving tree equity around the United States;

•	Furthering our membership and participation in environmentally focused trade and network groups, including the Department of Energy Better Buildings and Environmental Protection Agency’s ENERGY STAR;

•

Issuing the Bank’s first merged and framework-aligned ESG report, including mapping to Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), Task Force on Climate-Related Disclosures (TCFD) as well as sharing on Sustainable Development Goals (SDGs);

•	Engaging and educating internally through the development of multiple internal educational messages and trainings around ESG and environmental sustainability; and

•	Purchasing office supply products that contain recycled content, and looking for the ENERGY STAR label when purchasing eligible items.

ESG Social

The Company and Flagstar Bank value and are committed to our teammates and local communities in fostering positive diverse cultures and backgrounds. We have several social initiatives in place that are focused on fostering a more diverse workforce, giving back to our communities, and ensuring the health and well-being of our teammates.

We believe that a diverse workforce is critical to our long-term success. We strive to build and leverage a diverse, inclusive, and engaged workforce that inspires all individuals to work together towards a common goal of superior business results by embracing the unique needs and objectives of our customers and community. Our diversity, equity, and inclusion (“DEI”) strategy is built around three focus areas:

•	Build and champion inclusive teams.

•	Integrate DEI into business operations.

•	Connect in our communities.

Each of these focus areas and senior leaders within the Company are responsible for driving DEI efforts in talent acquisition, talent retention, community connectivity, and a diverse supplier and customer base. We have formed the ESG/DEI Management Committee comprised of senior executives, including our Chief Executive Officer (“CEO”), to govern our overall program and monitor the progress of our focus areas. We continue to hire qualified individuals who represent the talents, experiences, backgrounds, and diversity of the communities we serve. As representative examples, in 2023 we further strengthened our commitment to DEI by:

•

Maintaining our robust Employee Resource Group (“ERG”) program of voluntary, employee-led groups that work together to advance our commitment to DEI by fostering leadership and networking opportunities, helping our

10	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

employees build successful careers at the Bank, increasing awareness, and engaging in community involvement. In alignment with our DEI objectives, ERGs are collaborative and have a high impact on our workforce, cultural awareness, community connectivity, and business.

•	Hiring a team including a Vice President of DEI, an ERG manager, a DEI program manager and Learning and Development manager to focus efforts on DEI;

•	Administering an enterprise-wide DEI diagnostic survey to assess the job satisfaction of our teammates and use the resulting information to inform our strategy and ensure our long-term success;

•	Establishing policies that govern the approach to our workforce, including our updated Diversity, Equity, and Inclusion Policy;

•	Creating our recent statement on our Human Rights Commitment (available on the corporate governance page of the Company’s Investor Relations website, www.ir.mynycb.com);

•	Participating in and sponsoring local and national events focused on diversity, including those for individuals from historically underrepresented groups;

•

Delivering on the promise of our DEI vision via our ERGs and regional DEI committees led by teammates and partnered with executive sponsors, providing access to coaching, mentoring, and professional development;

•

Growing our ERG program to include 12 Groups: African American, Asian American and Pacific Islander, Asian-Indian, Hispanic / Latinx, Inter-Faith, Green Team, LGBTQ+, Military Veterans, Indigenous Native American, People with Disabilities, Women, and Young Professionals;

•	Hosting quarterly “Let’s Talk About It” sessions available to all teammates focused on topics of change management, generational differences, stress management, and difficult conversations;

•	Conducting our annual DEI Symposium for teammates to engage in dynamic conversations, and gain an understanding of our DEI efforts; and

•	Continuing our mentoring circle program for the third year to provide guidance to employees at various career stages and upskill employees and drive career pathing.

We believe in the importance of corporate philanthropy and giving back to the communities in which we operate. We support the communities we serve through lending, investments, services and charitable giving, including through the Foundations. Since 2000, the New York Community Bank Foundation and the Richmond County Savings Foundation have awarded more than $101.7 million in combined grants to more than 6,390 non-profits and community organizations throughout the New York Tri-State area supporting charitable causes such as health and human services, education, civic and community services, and arts and culture. The Flagstar Foundation provides grants to nonprofit organizations and supports charitable causes that align with our corporate philanthropy priorities of arts and culture, workforce readiness, and financial capability within the communities we serve. Since its creation in 2017, the Flagstar Foundation has awarded more than $13.4 million in grants to 795 community organizations. In 2023, the Flagstar Foundation contributed over $3.1 million to nonprofit initiatives relating to workforce readiness, arts and culture, and financial capability. The Flagstar Foundation, together with contributions raised by our employees, has also supported our Employee Assistance Fund, with over $359,000 going to employees in need since we started the program in 2020. Throughout the year we highlighted community and employee engagement internally and externally via our social media channels.

In 2023, Flagstar Bank’s Community Reinvestment Act (“CRA”) program contributed more than $5.5 million to 184 community organizations. The Bank’s approach aims to find sustainable solutions, with teammates volunteering their expertise and time in support of our communities. In 2023, Bank teammates volunteered more than 10,000 hours at community organizations, participating in more than 1,750 community events across the communities we serve. In

2024 PROXY STATEMENT	11

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

addition, Flagstar Bank provides multiple down payment assistance programs, specialty (CRA-focused) mortgage programs that invest in our communities, and Federal Home Loan Grant programs. In its most recent review of the Bank’s community reinvestment activities, the Office of the Comptroller of the Currency, the Bank’s primary regulator, assigned the Bank a Satisfactory CRA rating.

Our supplier diversity strategy to increase our partnership with diverse-owned businesses is another initiative that helps us innovate, create value, and put us at a competitive business advantage while giving back to the community. To support this, in 2023, the Bank, which has been a member of the National Minority Supplier Development Council (NMSDC) since 2022, became a member of six national certifying and/or advocacy organizations to support multiple supplier diversity affinity groups, including women, veterans, individuals with disabilities, and members of the LGBTQ+ community.

We also continue to provide tools, resources, and support to promote teammates’ financial, emotional, and physical well-being.

Additional details on the Company’s focus on DEI and wellness are included in the Human Capital section below.

ESG Governance

Our leadership and Board of Directors oversee and advance our ESG strategy and initiatives. The Nominating and Corporate Governance Committee of the Board of Directors oversees many of the Company’s ESG activities, including reviewing policies and programs for ESG, sustainability, human rights, diversity, and other ESG issues, as well as advising on engagement with external stakeholders. In 2023, Flagstar formalized an ESG/DEI Management Committee together with DEI, ESG, and governance working groups to provide oversight and support these areas.

The Risk Assessment Committee of the Board of Directors provides oversight of the Company’s independent risk management function and reviews the Company’s risk policies and frameworks, including environmental and social risks, and has incorporated climate risk into the Board-approved risk appetite policy. In 2022, the Company completed its first Task Force on Climate-Related Financial Disclosures (“TCFD”) report. The TCFD report summarizes the initial progress we have made towards our goal of appropriately incorporating climate risk identification management into our overall business strategy. A full copy of the TCFD report can be found on the corporate governance page of the Company’s Investor Relations website, www.ir.mynycb.com.

In 2023, the Company completed a bias-based ESG materiality assessment survey with input from both internal and external stakeholders to help identify risks and opportunities for financial, environmental, social, and corporate governance relating to ESG.

Additional information regarding the Company’s ESG programs and initiatives is available on our website at www.flagstar.com/esg.

ESG Human Capital

12	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

As of December 31, 2023, our workforce included 8,967 teammates. We believe our teammates are among our most significant resources and our teammates are critical to our continued success. We focus significant attention on attracting and retaining talented and experienced individuals to manage and support our operations. We pay our teammates competitively and offer a broad range of benefits, which we believe are competitive with our industry peers and with other firms in the locations in which we do business. Our teammates receive salaries that are subject to annual review and periodic benchmarking. Our benefits program includes a 401(k) plan with an employer matching contribution, healthcare, and other insurance benefits, and flexible spending accounts, and paid time off. Many of our teammates are also eligible to participate in the Company’s equity award programs.

We are proud to maintain a diverse and inclusive workforce that reflects the demographics of the communities in which we do business. To increase diversity within our talent pool, we work with key stakeholders in our business locations to deepen our understanding of the local labor market and better position our organization to recruit and retain talent within underrepresented communities. Additionally, we work with community and professional associations, colleges and universities, and non-profits to deepen our understanding and better position our organization to recruit and retain talent from historically underrepresented communities.

We strive to create and foster a supportive environment for all of our teammates and we are proud to share our business success with individuals whose cultural and personal differences support an innovative and productive workplace. Our policies and practices reflect our commitment to DEI in the workplace.

The following tables illustrate the ethnic and gender diversity of the Company’s executives, managers, and teammates as of December 31, 2023, by gender and racial/ethnic diversity:

GENDER, RACE AND ETHNIC IDENTITY OF OUR EXECUTIVES AND MANAGERS, AS OTHERWISE KNOWN OR PROVIDED VOLUNTARILY[1]
YEAR	FEMALE	MALE	HISPANIC	WHITE	BLACK	NATIVE HAWAIIAN OR PACIFIC ISLANDER	ASIAN	AMERICAN INDIAN OR ALASKAN NATIVE	TWO OR MORE RACES
2023	921	816	152	1,221	173	7	145	6	2

1	Executives are defined to include teammates at the level of EEO classification of Executive/Senior Level Officials and Managers.

Managers are defined to include teammates that have subordinate direct reports and are not categorized as Executive/Senior Level Officials and Managers.

(EEO classification of Executive/Senior Level Officials and Managers: Individuals who plan, direct and formulate policies, set strategy and provide the overall direction of the organization within the parameters approved by the Board including the chief executive officer, chief operating officer chief financial officer, line of business heads, executive vice presidents, chief information officer, chief human resources officers, chief marketing officers, chief legal officers, management directors, and managing partners.)

2024 PROXY STATEMENT	13

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Data less than 1% do not appear on the graph representation.

GENDER, RACE AND ETHNIC IDENTITY OF OUR EMPLOYEES, AS OTHERWISE KNOWN OR PROVIDED VOLUNTARILY[1]
YEAR	FEMALE	MALE	HISPANIC	WHITE	BLACK	NATIVE HAWAIIAN OR PACIFIC ISLANDER	ASIAN	AMERICAN INDIAN OR ALASKAN NATIVE	TWO OR MORE RACES
2023	5,575	3,327	1,091	5,083	1,306	35	1,054	31	182

1.	Gender, race, and ethnic identity of our employees, managers and executives, as self-reported or provided voluntarily.

Data less than 1% do not appear on the graph representation.

None of our teammates are represented by a collective bargaining agreement. We believe our teammate relations to be good.

Our management teams and all of our teammates are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our teammates must adhere to a code of conduct that sets standards for appropriate behavior and are required to complete annual training that focuses on preventing, identifying, reporting and stopping any type of unlawful discrimination.

The Company maintains a “whistleblower” complaint policy that encourages all teammates to bring forward,

including on confidential basis, complaints or concerns about our business practices, including with respect to human resources, regulatory compliance, and financial reporting or auditory matters. We encourage all our teammates to make use of a complaint “hotline” so that we are able to promptly address their concerns and may learn about issues that are important to the Company’s operations, performance, regulatory compliance, and strategic objectives.

In addition, management maintains a Culture and Conduct Task Force. The mission of the Task Force is to ensure that senior management is made aware of, and has the opportunity to opine on, key facets of the Company’s ethics program. Of primary focus is the data revealed from the Company’s EthicsPoint portal, which helps identify key developments and trends that may impact the strength of the organization and culture, as well as its success with respect to operations, performance, regulatory compliance, and strategic objectives.

14	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Summary of the March 2024 Capital Raise

On March 7, 2024, we entered into separate investment agreements with (i) affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”), (ii) affiliates of funds managed by Hudson Bay Capital Management, LP (the “Hudson Bay Investors”), (iii) affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”) and (iv) certain other investors (the “Other Investors” and, collectively with the Liberty Investors, the Hudson Bay Investors and the Reverence Investors, the “Investors”, and the investment agreements entered into with each of the Investors on March 7, 2024, collectively, the “Original Investment Agreements”). On March 11, 2024, we entered into separate amendments to the Original Investment Agreements with the Liberty Investors (such agreement, as amended, the “Liberty Investment Agreement”), the Hudson Bay Investors (such agreements, as amended, the “Hudson Bay Investment Agreements”) and the Reverence Investors (such agreement, as amended, the “Reverence Investment Agreement” and, collectively with the Liberty Investment Agreement, the Hudson Bay Investment Agreements and the Original Investment Agreements of the Other Investors, the “Investment Agreements”).

As a result of the March 2024 capital raise, the Company enters this next chapter with a stronger balance sheet and liquidity position (further details of which are provided in the section entitled “Significantly Improved Capital Ratios” under Proposals 4 and 7), which is also supported by a diversified and retail focused deposit base. The March 2024 capital raise, along with other changes adopted by the Company, including the 2024 Board Turnover and changes to the management team (including the CEO), is expected to allow the Company to enhance its capital position, proactively manage its liquidity profile, enhance its focus on credit risk management, continue to reduce its concentrations in commercial real estate, continue to build upon regulatory and compliance focus, and continue to strengthen its management team through a series of recent appointments as described in the section entitled “Executive Management Team” in the Proxy Statement Summary.

Further to these initiatives, management and the Company Board of Directors have undertaken measures to remediate the material weaknesses in internal control over financial reporting disclosed in our Annual Report on Form 10-K filed on March 15, 2024, including with respect to the weaknesses identified in our control environment relating to the Board’s exercise of oversight responsibilities and the adequacy of the Company’s complement of qualified leadership resources to conduct effective risk assessment and monitoring activities; effective periodic risk assessment processes to identify and timely respond to emerging risks in certain financial reporting processes and related internal controls, including internal loan review, that were responsive to changes in the business operations and regulatory and economic environments in which the Company operates; monitoring activities over process level control activities, including internal loan review; and control activities related to internal loan review. Specifically, we have begun strengthening our internal control over financial reporting including by appointing several new members to the Board of Directors with extensive experience as financial experts in our industry and backgrounds in risk management, with several former directors having resigned; appointing a new Chief Risk Officer and Chief Audit Executive, both of whom have large bank experience; commenced recruiting of a new Director of Credit Review who has prior large bank commercial loan experience; increasing the frequency and nature of reporting from our credit review team and first line business units to the Board Risk Committee to support the Board’s risk oversight role; expanding the use of independent credit analysis and reducing the Company’s reliance on tools and analysis prepared by our lines of business; improving the credit review team’s ability to independently challenge risk rating scorecard model methodologies and results; assessing the adequacy of staffing levels and expertise within the credit review program, taking into account, among other things, the size, complexity, and risk profile of the Company’s loan portfolio; and providing additional risk rating training for all employees that are part of this process. Our material weaknesses will not be considered remediated until the applicable remedial processes, procedures and controls have been in place for a sufficient period of time and management has concluded, through testing, that these controls are effective.

2024 PROXY STATEMENT	15

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

In addition, since the March 2024 capital raise, the Company commenced initiatives to reduce the concentration of its commercial real estate loans, including significantly curtailing its originations of new CRE loans. The Company also has initiated a review of strategic alternatives to reduce CRE concentration. This review includes identifying potential CRE asset sub-pools that may be non-strategic. The objective is to identify assets that may be liquidated efficiently to strengthen the Company’s financial condition without damaging important client relationships.

The Company has also taken steps to enhance credit risk management, including commencing recruitment for a new Head of Credit Review with large-bank loan review experience; selecting and consolidating experienced lending staff from within the Company, including from the Internal Audit function, to expand the depth and breadth of personnel supporting the independent Credit Review function; re-examining Credit Review programs and practices by, among other things, ensuring that the highest risk portions of the Company’s loan portfolios are considered with an appropriate frequency and intensity to allow for timely identification of loans with actual and potential credit weaknesses so that the Company can appropriately validate and, if necessary, adjust risk ratings, to identify relevant trends that affect the quality of the loan portfolios and highlight segments of those portfolios that are potential problem areas, and to assess the adequacy of and adherence to internal credit policies and loan administration procedures; and enhancing communications within the organization to support the timeliness and quality of credit information used to estimate the allowance for credit losses and to ensure that the Board is able to effectively perform its oversight role with respect to the objective, independent, and timely assessment of the overall quality of the Company’s credit risks and the accurate disclosure of such risks for financial and regulatory reporting purposes. The new leadership team, with the support of the reconstituted Board, will continue to take actions that they deem advisable to execute upon and realize the opportunities provided by the March 2024 capital raise to improve earnings, profitability and drive enhanced value for shareholders.

The Company issued non-voting preferred stock in the March 2024 capital raise to facilitate immediate larger equity investments in the Company in a manner that complies with applicable banking laws and regulations, including the rules and limitations of Regulation Y of the Bank Holding Company Act of 1956, as amended, and due to the fact that the Company does not have a sufficient amount of authorized but unissued shares of Common Stock under the COI to permit the Company to issue only Common Stock to the Investors. The March 2024 capital raise has strengthened the Company’s balance sheet and liquidity position and demonstrates the confidence these strategic investors have expressed in the turnaround currently underway as the Company aims to return to profitability, supported by a diversified and retail focused deposit base.

Pursuant to the Investment Agreements, on the terms and subject to the conditions set forth therein, at the closing of the transactions contemplated thereby on March 11, 2024 (the “Closing”), the Investors invested an aggregate of approximately $1.05 billion in the Company (the “March 2024 capital raise”). Of the total investment amount, the Liberty Investors invested $450 million, the Hudson Bay Investors invested $250 million, the Reverence Investors invested $200 million and the Other Investors invested $150 million in the aggregate. For such total investment amount, the Company sold and issued to the Investors: (a) 76,630,965 shares of Common Stock at a purchase price per share of $2.00 (on March 5, 2024, the day before the announcement of the March 2024 capital raise, the trading price of the Common Stock closed at $3.22; on March 6, the trading price of the Common Stock was at one point as low as $1.70 before the announcement of the March 2024 capital raise; the closing price of the Common Stock after the announcement of the March 2024 capital raise was $3.46); (b) 192,062 shares of a new series of preferred stock, par value $0.01 per share, of the Company designated as Series B Noncumulative Convertible Preferred Stock (the “Series B Preferred Stock”), at a price per share of $2,000, and each share of which is convertible into 1,000 shares of Common Stock (or, in certain limited circumstances, one share of Series C Preferred Stock (as defined below)), and all of which shares of Series B Preferred Stock represent the right (on an as converted basis) to receive approximately 192 million shares of Common Stock; (c) 256,307 shares of a new series of preferred stock, par value $0.01 per share,

16	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

of the Company designated as Series C Noncumulative Convertible Preferred Stock (the “Series C Preferred Stock”, together with the Series B Preferred Stock, the “Preferred Stock”), at a price per share of $2,000, and each share of which is convertible into 1,000 shares of Common Stock, and all of which shares of Series C Preferred Stock represent the right (on an as converted basis) to receive approximately 256 million shares of Common Stock; and (d) net-settled warrants (the “Issued Warrants”), which are not exercisable for 180 days after the Closing, affording the holder thereof the right, until the seven-year anniversary of the issuance of such Issued Warrant, to purchase for $2,500 per share, shares of a new class of non-voting, common-equivalent preferred stock of the Company (the “Series D NVCE Stock”). Each share of Series D NVCE Stock is convertible into 1,000 shares of Common Stock, and all of which shares of Series D NVCE Stock, upon issuance, will represent the right (on an as converted basis) to receive approximately 315 million shares of Common Stock (clauses (a) through (d), collectively referred to herein as the “Investment”). As of market close on April 24, 2024, the as-converted, as-exercised value of the Liberty Investors’ shares of capital stock of the Company issued in the Investment was $1,102 million, the Reverence Investors’ shares of capital stock of the Company issued in the Investment was $490 million, the Hudson Bay Investors’ shares of capital stock of the Company issued in the Investment was $612 million, and the Other Investors’ shares of capital stock of the Company issued in the Investment was $367 million.

On March 11, 2024, the Company entered into a Registration Rights Agreement with each Investor (the “Registration Rights Agreement”), pursuant to which we provide customary registration rights to the Investors and their affiliates and certain permitted transferees with respect to, among other things, (a) the shares of Common Stock purchased under the Investment Agreements, (b) shares of Common Stock issued upon the conversion of shares of the Preferred Stock and exercise of the Issued Warrants purchased under the Investment Agreements, (c) in certain circumstances, the shares of Preferred Stock and (d) the Issued Warrants and, as may be applicable, the Incentive Warrants (as defined herein). Under the Registration Rights Agreement, the Investors are entitled to customary shelf registration rights (which will initially be on a Form S-1) and customary piggyback registration rights, in each case, subject to certain limitations as set forth in the Registration Rights Agreement. The Liberty Investors and the Reverence Investors will additionally be entitled to request a certain number of marketed and unmarketed underwritten shelf takedowns and shall have the right to select the managing underwriter to administer any underwritten shelf takedowns provided the selection is reasonably acceptable to the Company.

Holders of Preferred Stock and Series D NVCE Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or their applicable Certificate of Designations that significantly and adversely affect the preferences, rights, privileges or powers of the Preferred Stock or Series D NVCE Stock, as applicable. Until receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Preferred Stock is entitled to a quarterly non-cumulative cash dividend at an annual rate of 13%, as and if declared by the Board. The Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock, including the Series A Preferred Stock, or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock its full dividend at the same time. The Series C Certificate of Designations provides for identical quarterly non-cumulative cash dividend rights and liquidation preference, except that the Series C Preferred Stock retains such dividend rights and liquidation preference regardless of any shareholder approvals. However, Series C Preferred Stock will become automatically converted into Common Stock following receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance (subject to expiration of any remaining applicable waiting period under the HSR Act). Until receipt of such shareholder approvals, the Series B Preferred Stock also has a liquidation preference equal to $2,000 per share. The Series C Preferred Stock has such liquidation preference without regard for such shareholder approvals. Upon the occurrence of a Reorganization Event (as defined in the Series B and Series C Certificate of Designation, respectively), the Preferred Stock is entitled to a liquidation preference equal to two times the liquidation preference discussed above

2024 PROXY STATEMENT	17

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(for a more comprehensive summary of the terms of the Preferred Stock, see Proposal 4 described beginning on page 92). A “Reorganization Event” is defined in the Series B and Series C Certificate of Designations as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any transfer or disposition of all or substantially all of our property and assets pursuant to which all of our Common Stock is exchanged for cash, securities or other property, (c) any reclassification of our Common Stock into securities other than Common Stock or (d) any statutory exchange of all our Common Stock for securities of another Person (other than in connection with a merger or acquisition).

Holders of Series D NVCE Stock are entitled to receive dividends only at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock. The Board cannot declare or pay any cash dividend or make cash distributions in respect of the Common Stock, unless the Board declares and pays to the holders of Series D NVCE Stock at the same time and on the same terms as the holders of Common Stock, the dividend to which the shares of Series D NVCE Stock are entitled. In the event of any liquidation, dissolution or winding up of the affairs of the Company, holders of the Series D NVCE Stock are entitled to receive, in preference to the holders of the Common Stock, an amount per share equal to $0.0001, and would then participate equally with the Common Stock in the remainder of the distributions (for a more comprehensive summary of the terms of the Series D NVCE Stock, see Proposal 4 described beginning on page 92).

The foregoing description of the Investment Agreements, the Registration Rights Agreement, the Issued Warrant, and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the full text of the Investment Agreements, which are filed as Exhibits 10.1-10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein, the Registration Rights Agreement, which is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein, and the Issued Warrant, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

In connection with the March 2024 capital raise, Joseph M. Otting was appointed as President and Chief Executive Officer of the Company, effective as of April 1, 2024; Alessandro P. DiNello was named Chairman of the Company, effective as of April 1, 2024; the Board of Directors of the Company was reduced to nine members; and five new directors (Steven T. Mnuchin, Joseph M. Otting, Allen C. Puwalski, Milton Berlinski and Alan Frank) were appointed to the Board.

In connection with the March 2024 capital raise, the Company is seeking shareholder approval at the Annual Meeting to:

•	amend the COI to increase the total number of authorized shares of Common Stock to 2,000,000,000 (the “COI Authorized Share Amendment”) (see Proposal 4 described beginning on page 92);

•

waive a provision of the COI to exempt the Liberty Investors and the Reverence Investors and their respective affiliates from the application of a provision in the COI that prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then outstanding shares of the Common Stock from voting any such shares of Common Stock in excess of such 10% threshold (the “COI Waiver”) (see Proposal 6 described beginning on page 108); and

•	approve the issuance of shares of Common Stock in accordance with the rules of the NYSE (the “Share Issuance”) (see Proposal 7 described beginning on page 110).

18	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

In addition, the Company is seeking approval of its shareholders to amend the COI to effect (i) a reverse stock split of the issued and outstanding Common Stock (including shares of Common Stock held by the Company in treasury) by a ratio of 1 for 3 (the “Reverse Stock Split”) and (ii) a corresponding reduction in the total number of authorized shares of Common Stock (the “Authorized Share Reduction”), such proposal the “Reverse Stock Split Proposal” (see Proposal 5 described beginning on page 102). The Reverse Stock Split Proposal, if approved, is expected to make the bid price of the Common Stock more attractive to a broader group of institutional and retail investors.

Shareholder approval of Proposals 4 and 7 would allow for the conversion of the Preferred Stock and Series D NVCE Stock into Common Stock. Conversion of all of the shares of Preferred Stock issued in the Investment would result in a total issuance of approximately 448,369,000 shares of Common Stock, of which 23,245 shares of Series C Preferred Stock have already converted into Common Stock as of April 25, 2024. Conversion of all the shares of Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment would result in the issuance of approximately 315,000,000 additional shares of Common Stock (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full). The conversion of the Preferred Stock and Series D NVCE Stock into Common Stock would have a dilutive effect on the voting power of the Common Stock issued and outstanding, as set forth in the below table. However, the conversion of the Preferred Stock and Series D NVCE Stock into Common Stock would not have a dilutive economic effect on the Common Stock issued and outstanding, as the Preferred Stock and Series D NVCE Stock have liquidation and/or dividend preferences that rank pari passu or, in some cases, above the Common Stock, as detailed in Proposal 4. After the liquidation preferences are satisfied, the Preferred Stock participates pro rata with the Common Stock on a pari passu basis. However, the holders of such converted Common Stock would not gain any economic rights in the Company upon conversion that they did not already have by virtue of their ownership of the Preferred Stock and Series D NVCE Stock. In contrast, if the Preferred Stock does not convert, then it will continue to have the superior economic rights relative to the Common Stock, as described above.

	COMMON STOCK ISSUED & OUTSTANDING	COMMON STOCK ACQUIRED BY INVESTORS IN CONNECTION WITH THE MARCH 2024 CAPITAL RAISE	COMMON STOCK ACQUIRED BY INVESTORS IN CONNECTION WITH THE MARCH 2024 CAPITAL RAISE AS A % OF OUTSTANDING COMMON STOCK
As of March 6, 2024	721,290,161	76,630,965	9.6%
As of April 12, 2024 (the “Record Date”)(1)	804,265,543	83,381,965	10.4%
As of the Record Date Assuming Full Conversion of the Preferred Stock and Series D NVCE Stock	1,560,883,543	840,000,000	53.8%

(1)

The close of business on April 12, 2024 has been fixed by the Board of Directors as the record date (the “Record Date”) for the determination of shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

Shareholder approval of Proposals 4 and 7, would also have the effect of eliminating costly dividends, dividend blockers (i.e., prohibition on NYCB declaring and paying dividends on shares of Common Stock and parity classes of preferred stock, unless the 13% annual rate dividend is paid declared and paid on shares of Series B Preferred Stock and Series C Preferred Stock), and liquidation preference associated with the Preferred Stock. Each share of the Series B Preferred Stock and Series C Preferred Stock currently have a 13% non-cumulative annual dividend rate, and have their first dividend payment date on June 17, 2024 (if declared by the Board). If Proposals 4 and 7 are approved, then the Series C Preferred Stock will automatically convert into Common Stock (subject to the expiration of any remaining applicable

2024 PROXY STATEMENT	19

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

waiting period under the HSR Act) and no longer be entitled to a 13% non-cumulative annual dividend rate, and the Series B Preferred Stock dividend will change to a participating common rate (i.e. same dividend as the Common Stock). The 13% dividend on the full Series B Preferred Stock and Series C Preferred Stock issued in the March 2024 capital raise is approximately $116,575,940 annually. Because the dividends are non-cumulative, the Company could determine not to pay the dividend in any period, however, in such case the Company would be prohibited from paying dividends on the Common Stock or the Series A Preferred Stock.

If the Company is not able to obtain the requisite shareholder approval of each of the Capital Raise Matters on or before September 9, 2024, the Company will be required to issue to the Investors cash-settled warrants (the “Incentive Warrants”), which would become exercisable 60 days after their issuance if the receipt of the requisite shareholder approval of each of the Capital Raise Matters still have not been obtained at such time. The Incentive Warrants provide the holder thereof the right, until the ten-year anniversary of the issuance of such warrant, to receive from the Company cash in an amount based on the Company’s then current stock price (and net the $2.00 per share exercise price), subject to a cap equal to: (i) from issuance thereof until (and including) November 7, 2024, 160% of such holder’s investment in the Company in the Investment; (ii) on (and including) November 8, 2024 until (and including) January 6, 2025, 180% of such holder’s investment in the Company in the Investment; (iii) on (and including) January 7, 2025 until (and including) March 8, 2025, 200% of such holder’s investment in the Company in the Investment; and (iv) from and after March 9, 2025, 220% of such holder’s investment in the Company in the Investment. The maximum coverage of the Incentive Warrants shall not exceed 220%. Therefore, unless and until the receipt of the requisite shareholder approval of the Capital Raise Matters, the Company may have an obligation to issue Incentive Warrants and, subsequently, make material cash payments to the holders thereof if exercised.

Shareholder approval of the Capital Raise Matters will further strengthen the Company’s balance sheet and liquidity position contributing to the turnaround currently underway as the Company aims to return to growth and profitability, supported by a diversified and retail focused deposit base and enable the Company to obtain the full intended capital benefit of the March 2024 capital raise by greatly improving the Company’s tangible common equity. Failure to approve the Capital Raise Matters would cause the Company to have to issue new cash settled warrants and have negative consequences to, among other things, the Company’s (i) capital ratios, (ii) dividend costs due to the 13% interest-bearing Series B Preferred Stock and Series C Preferred Stock, which the Company must pay before declaring and paying any dividends on Common Stock and concurrently with declaring and paying dividends on the Series A Preferred Stock and (iii) ability to raise common equity (including securities convertible into common equity) or use Common Stock as compensation or for strategic transactions. For additional information on the consequences associated with the failure to approve the Capital Raise Matters, see pages 99-100, 108-09 and 116, for Proposals 4, 6 and 7 respectively.

20	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Corporate Governance

Our newly constituted Board, as stewards of shareholder interests, is committed to maximizing long-term shareholder value creation and maintaining sound corporate governance principles consistent with current rules and best practices. Under the leadership of the newly constituted Nominating and Corporate Governance Committee, we are concentrating significant efforts and resources on ensuring that our overall corporate governance practices serve the best interests of the Company, its shareholders, and its various other constituencies, focusing on the changing needs for financial institutions in the current operating and regulatory environment, and we have taken and continue to take into consideration the governance policies and practices of our peers.

Certain governance policies and practices in effect during 2023 included:

•	Majority of Independent Directors;

•	Majority Voting for Directors Nominees;

•	Proxy Access for Shareholders;

•	Independent Presiding Director;

•	Annual Board & Committee Evaluations;

•	Incentive Compensation Recoupment Policy (containing clawback provisions for Executive Compensation Programs);

•	Board Member and Executive Minimum Share Ownership;

•	Anti-Pledging and Hedging;

•	No Poison Pill;

•	Diversity Policy;

•	Code of Professional Conduct for Directors, Officers, and Employees;

•	Code of Business Ethics for Senior Financial Officers;

•	Anti-Harassment and Anti-Retaliation Policies;

•	Employee Whistleblower Policy; and

•	Statement of Vendor Principles.

The Board-adopted Corporate Governance Guidelines are available on the corporate governance page of the Investor Relations portion of our website, www.ir.mynycb.com, and also are available in print to any shareholder who requests a copy. These guidelines address, among other matters, the qualifications and responsibilities of directors; functions of the Board and Board committees; director compensation, training, and performance evaluations; and management performance evaluations and succession.

As a consequence of the significant changes to our Board of Directors in February and March 2024, including the resignations of former Directors, Thomas R. Cangemi, James Carpenter, Hanif Dahya, Leslie D. Dunn, Toan C. Huynh, Lawrence Rosano, Ronald A. Rosenfeld, Lawrence J. Savarese, David L. Treadwell, and Robert Wann (collectively, the “Legacy Directors” and the Board prior to the March 2024 capital raise, the “Legacy Board”), and the appointment of new Directors, Milton Berlinski, Alan Frank, Steven T. Mnuchin, Joseph M. Otting, and Allen C. Puwalski (collectively, the “New Directors”) the compositions of the Board and its Committees were significantly changed. Accordingly, much of the discussion herein regarding the governance of the Company in 2023 pertains to the Legacy Directors and the Legacy Board and its Committees and discussion regarding the current composition, structure, responsibilities, and conduct of the Board and its Committees pertains to the New Directors Board and Board Committees as constituted by such New Directors (the “New Board” and “New Board Committees,” as applicable). Further, Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024. Accordingly, any interactions between our CEO and our Board on or prior to February 23, 2024 should be read as referring to Mr. Cangemi as CEO.

2024 PROXY STATEMENT	21

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

DIRECTOR INDEPENDENCE

The Board has determined that seven of our nine directors are “independent” within the meaning of the rules of the NYSE: Milton Berlinski, Alan Frank, Marshall J. Lux, Steven T. Mnuchin, Allen Puwalski, Peter H. Schoels, and Jennifer R. Whip. Additionally, the Board has determined that each of the members of the Audit, Nominating and Corporate Governance, and Compensation Committees is independent in accordance with the rules of the NYSE and, in the case of the members of the Audit Committee, the rules of the SEC. In determining the independence of its members, the Board broadly considers all facts and circumstances it deems to be relevant and does not limit such review to a specific set of categorical independence standards. Such determinations are made not only from the standpoint of the director, but also from that of persons or organizations with whom or which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.

In arriving at its conclusions with respect to the directors named above, the Board determined that the directors had no material relationships (as such term is defined under the rules of the NYSE) with the Company. The Board evaluated that Director Whip serves on the board of directors of two organizations that maintain lending relationships with Flagstar Bank. Ms. Whip has fully disclosed such relationships to the Board, and the Board has determined that the subject loans do not involve more than normal risk of collectability or present other unfavorable features, and were made on substantially the same terms (including interest rates and collateral requirements) as those prevailing at the same time for comparable transactions with unaffiliated persons. Each of the loans is fully performing in accordance with its terms. Accordingly, these lending relationships maintained by Flagstar Bank would not be inconsistent with a determination that Ms. Whip is an independent director of the Company. Further, Ms. Whip provides broad experience in housing finance, strategic initiatives and risk management, bringing varied perspective to the Board’s oversight over these principal business areas.

BOARD LEADERSHIP STRUCTURE

The Company does not have a formal policy with respect to the separation or combination of the offices of Chairman of the Board and Chief Executive Officer. Rather, the Board has the discretion to combine or separate these roles as it deems appropriate from time to time, which provides the Board with the necessary flexibility to adjust to changed circumstances. The Board has determined that it currently is in the best interests of the Company that separating the roles of Chairman and the President and Chief Executive Officer allows the President and Chief Executive Officer to devote the requisite significant time to, and focus on, managing our business and maintaining our financial strength.

In the position of Lead Independent Director, Secretary Mnuchin helps to identify strategic priorities to be discussed by the Board, oversees the Board’s functioning, and ensures that the Board fulfills its stewardship role. The Lead Independent Director presides at all Board meetings at which the Chairman is not present, presides over periodic executive sessions of the Board in which management directors and other members of management do not participate, and is responsible for coordinating the annual self-evaluations of the members of the Board. Additionally, the Lead Independent Director is available for consultation and communication with shareholders as part of the Board’s shareholder outreach program. As a result, the Lead Independent Director provides a source of Board leadership complementary to, collaborative with, and independent of the leadership of the Chairman and the President and Chief Executive Officer, which promotes best practices and high standards of corporate governance.

The President and Chief Executive Officer plays a central role in establishing and communicating the Company’s goals and strategies while also carrying out many critical leadership functions in our day-to-day operations. In this role, Mr. Otting is expected to meet and confer with Secretary Mnuchin and Mr. DiNello and other members of the Board, whose expertise and counsel provide for a sound and effective governance framework. As Chairman of the Board, Mr. DiNello presides at

22	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

all Board meetings, having no greater nor lesser vote on matters considered by the Board than any other director and sharing the fiduciary obligations of all our directors to serve the best interests of our shareholders.

Some of the respective duties and responsibilities of the Chairman and Lead Independent Director include:

Chairman of the Board:	• Calls Board and shareholder meetings • Presides at Board and shareholder meetings • Approves Board meeting schedules, agendas, and materials, subject to the approval of the Lead Independent Director
Lead Independent Director:

•  Presides at Board meetings in the Chairman’s absence or when otherwise appropriate

•  Acts as a liaison between Independent Directors and the President and Chief Executive Officer

•  Presides over executive sessions of Independent Directors

•  Engages and consults with major shareholders and other constituencies, where appropriate

•  Provides advice and guidance to the President and Chief Executive Officer on executing long-term strategy

•  Guides the annual performance review of the President and Chief Executive Officer

•  Advises the President and Chief Executive Officer of the Board’s information needs

•  Has the authority to call for a Board meeting or a meeting of Independent Directors

•  Guides the self-assessments of the Board and Board Committees

•  Approves agendas and adds agenda items for Board meetings and meetings of Independent Directors

Committee Chairs – Except for the Chair of the Executive Committee, all of the Company’s Board Committee chairpersons are independent and are appointed annually by the Board. They approve agendas and materials for their respective committee meetings and serve as the liaisons between committee members and the Board and between committee members and senior management.

BOARD’S ROLE IN RISK OVERSIGHT

Risk Governance – Management of risk is important to the success of our operations and business strategies and our Board devotes significant attention to the oversight of risks inherent in our banking business, including, but not limited to, credit, interest rate, liquidity, price, operational, strategic, compliance and reputational risks.

The Board is expected to review the key risks associated with the Company’s strategic plan annually and regularly throughout the year as part of its consideration of the strategic direction of the Company as well as regularly reviewing various Company’s risk management processes reporting and reviewing risks associated with specific business units and corporate functions. As a result of the losses experienced in the fourth quarter of 2023, the newly constituted Board is also undertaking a comprehensive review of its risk oversight function with the assistance of outside advisors.

While the Board as a whole is responsible for risk management oversight, management is responsible for the day-to-day management of the risks faced by the Company. As part of our risk oversight processes, our Chief Risk Officer reports to the Board’s Risk Assessment Committee; the Chairman of the Risk Assessment Committee meets

2024 PROXY STATEMENT	23

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

regularly with management to discuss the risks facing the Company and strategies to address these risks; and senior members of management attend Board meetings and are available to address questions or concerns raised by the Board and the Risk Assessment Committee on risk management and other matters.

In carrying out its responsibilities in this area, the Board has delegated important duties to its committees. The Board administers its risk oversight function primarily through a Risk Assessment Committee of the Board which meets jointly with the Risk Assessment Committee of the Board of Flagstar Bank, N.A., the Company’s principal banking subsidiary (together, the “Risk Committee”). The Chairman of the Risk Committee is independent and the Nominating and Corporate Governance Committee of the Board has determined that the Chairman of the Risk Assessment Committee has the requisite risk experience for such position.

The Risk Committee has responsibility to oversee the functioning of the Company’s enterprise risk management program and to ensure that risk is appropriately identified, measured, mitigated, monitored, and reported within approved governance structures. The Risk Committee meets approximately twice per quarter and receives reports from management, including the Chief Risk Officer, Chief Compliance Officer, Chief Information Security Officer, Director of Credit Review, and other executives, regarding a variety of risk topics, including with respect to the status of risk exposures and controls within the core eight risk areas (credit, liquidity, interest rate, price, strategic, compliance, operational and reputational risk). Among its duties, the Risk Committee reviews with management Company policies regarding risk assessment and management of risks that may be material to the Company, the Company’s system of disclosure controls and system of internal controls over financial reporting, the Company’s governance structure and processes, related person transactions, certain compliance issues and Board and committee structures, and the Company’s compliance with legal and regulatory requirements.

The Risk Committee and the Boards of Directors of the Company and the Bank maintain a Board approved Risk Appetite Policy that identifies acceptable risk levels in respect of the core risk areas within their combined risk appetite and require the Chief Risk Officer and other members of management, as applicable, to report regularly regarding compliance with such risk appetite levels (also monitored as “Key Risk Indicators”), any breaches of such levels, and remediation of same. The Risk Committee requires that management, principally the Chief Risk Officer, promptly report to the Risk Committee on emerging material risks, control weaknesses, and risk limit breaches, which generally are all discussed at each meeting of the Risk Committee with in-depth discussion of more material items as they develop. For example, as limit breaches occur or are threatened, the Risk Committee requires that management provide greater depth and detail as to the nature, scope, and implications of such breaches or threatened breaches and proposed remediation plans. Additionally, the Risk Committee chairperson and members often confer separately with the Chief Risk Officer to discuss supervision of risk issues and controls, and the Risk Committee chairperson and Chief Risk Officer regularly report to the whole Boards on material risk issues as necessary or appropriate.

In addition to the Risk Committee, the Board’s other Committees, including the Technology Committee, and Audit Committee and the Bank’s Credit Committee, have other important risk oversight functions involving, among other things, ensuring the Company’s operations are maintained in accordance with the Board approved Risk Appetite Statement.

Information Security Risk – Our management devotes significant time and attention to protecting the information we maintain, including our customers’ sensitive information, and the Board of Directors requires regular reporting regarding our information security controls. Information security breaches and other cybersecurity events can lead to significant financial losses and reputational harm to a breached company, and information security, including cybersecurity, is a high priority for our Company.

24	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The Risk Assessment Committee and Technology Committee are actively involved in oversight of the Company’s cybersecurity risks, remaining actively engaged in overseeing the Company’s processes for identifying, assessing, monitoring, and managing cybersecurity risk. Accordingly, we continue to develop policies and utilize technology to protect our information and that of our customers from cyberattacks or other corruption or loss. Our Chief Information Security Officer (our “CISO”) is responsible for developing, implementing, and maintaining an effective information security program, which includes a multitude of techniques to secure our operations and proprietary information, such as the performance of risk assessments for the purpose of identifying and documenting risks and mitigating controls, network monitoring, access controls, and utilization of dedicated security personnel and consultation with third-party experts when necessary. The CISO provides regular and, when appropriate, operational reports to the Risk Assessment Committee, the Technology Committee, and information security training to all Board members.

The information security program is subject to independent testing and relies upon industry standards, such as the Federal Financial Institutions Examination Council’s cybersecurity assessment framework, to gauge the program’s maturity level, and other evolving standards. The Board, directly and through the Risk Assessment and Technology Committees, actively oversees management’s efforts to maintain and enhance our cybersecurity practices, reviewing and approving information security policies and programs, including those relating to cybersecurity, security risk assessment, security strategies, disaster recovery, business continuity, and incident response plans. The CISO conducts training and awareness programs for the Board to ensure that the Board remains aware and informed of information security incidents and response plans.

Other Board Risk Management Functions – The Audit Committee serves a key role in managing our risk through oversight of the external and internal audit functions, which test the adequacy of internal controls and the financial reporting process. The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, other financial matters, certain compliance issues, and accounting and legal matters.

The Compensation Committee has responsibility for overseeing certain risks in the Company’s incentive compensation practices and has authority to conduct annual reviews of such compensation arrangements and practices to ensure that they do not encourage inappropriate risk-taking. The Compensation Committee also oversees succession planning for possible successors to the position of Chief Executive Officer and planning for other key senior management positions. The Compensation Committee receives regular reports concerning the Company’s incentive compensation programs and has concluded that the Company’s current compensation arrangements do not encourage inappropriate risks.

In performing their respective risk oversight functions, the Risk Assessment, Technology, Audit, and Compensation Committees of the Board each have full access to management in the Enterprise Risk Management, Information Security, and Internal Audit areas and in other first and second line functions within the Company, as well as the ability to engage advisors. Each committee reports to the full Board and works with all members of the Board to fulfill its risk oversight objectives. Key members of management maintain regular dialogue with members of our Board and regular reporting to the Risk, Technology, and Audit Committees, as well as the whole Board, regarding various operational, lending, financial, and other issues and actions.

The entire Board reviews and approves, on an annual basis, all significant policies that address risk within our consolidated organization, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputational risk. The Board monitors risk through, among other things, reports frequently received from management.

OTHER GOVERNANCE PRACTICES

Majority Voting in Director Elections – The COI requires that nominees for director in uncontested elections receive a majority of the votes cast in respect of their election as directors. If an election is uncontested, each of our director nominees has agreed to tender his or her irrevocable contingent resignation if he or she is not elected by a majority of

2024 PROXY STATEMENT	25

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

votes cast by shareholders. The Nominating and Corporate Governance Committee will promptly consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. Our Board is expected to act on the Nominating and Corporate Governance Committee’s recommendation within ninety days of the applicable shareholder meeting and will then publicly disclose its decision.

No Shareholder Rights Plan – We do not have a shareholder rights plan and are not currently considering adopting one.

Corporate Governance Guidelines – Our Corporate Governance Guidelines formalize certain of the Company’s and the Board of Directors’ existing governance policies and practices with respect to Board membership; leadership; roles, procedures and practices; committees; and executive officer evaluations, compensation and succession and also address the governance policies discussed below. These Corporate Governance Guidelines are available on the Company’s website (www.myNYCB.com) under Investor Relations.

Board Self-Evaluations – The Board of Directors annually assesses its effectiveness and the effectiveness of its committees. The Lead Independent Director coordinates the evaluation of the Board as a whole and its committees.

Proxy Access – Our amended and restated Bylaws permit a shareholder, or a group of up to 20 shareholders, that owns three percent or more of the Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials candidates for election as directors. Such shareholder(s) or group(s) of shareholders may nominate up to the greater of two individuals or 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the eligibility, notice, and other requirements specified in the Bylaws.

Code of Professional Conduct and Code of Ethics for Senior Financial Officers – The Company maintains a Code of Professional Conduct, applicable to all Company and Bank employees, which sets forth requirements relating to ethical conduct, conflicts of interest, and compliance with the law. The Code of Professional Conduct requires that the Bank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s and the Bank’s best interests. The CEO, Chief Financial Officer and Chief Accounting Officer are bound by the Code of Professional Conduct as well as our Code of Ethics for Senior Financial Officers. Copies of both Codes, which also apply to the directors of the Company, are available, free of charge, on the corporate governance pages of the Investor Relations portion of our website, www.ir.mynycb.com, and are available in print to any shareholder who requests a copy.

Stock Ownership Policy – The Company maintains a Stock Ownership Policy that is intended to align the interests of senior executives and non-executive directors of the Company with the interests of the Company’s shareholders, and to support sound risk management by requiring each of these individuals to attain and maintain a target level of stock ownership. The target level of stock ownership in the Company that each must attain and maintain shall differ depending on the applicable officer’s or director’s category and is expressed, for the year being measured, as a multiple of annual base salary for executives and as a multiple of annual retainer for non-executive directors. For the CEO, the multiple is six times base salary, for senior executives (including the NEOs), the multiple is four times base salary, and for the non-executive directors, the multiple is five times the annual retainer exclusive of any compensation for committee fees, meeting fees, and leadership roles (see Compensation Discussion and Analysis, Stock Ownership Requirements on page 54).

Executive Sessions of the Board – In 2023, the Legacy Board met nine times in executive session with our former CEO present and, in keeping with the Company’s Corporate Governance Guidelines, met four times in executive session with no members of management present.

26	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Board Diversity and Tenure -The Nominating and Corporate Governance Committee has a commitment to diversity, and is guided by the Company’s diversity philosophy in its review and consideration of potential director nominees. In this regard, the Board and the Nominating and Corporate Governance Committee view diversity holistically. As required under the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee has adopted criteria to be used in evaluating candidates for Board membership, under which the Board and the Nominating and Corporate Committee consider:

•	Whether the individual meets the requirements for director independence;

•	The individual’s general understanding of the various disciplines relevant to the success of a large publicly-traded company;

•	The individual’s understanding of the Company’s business and markets;

•	The individual’s professional and regulatory expertise and experience;

•	The individual’s educational and professional background; and

•	Other characteristics of the individual that promote diversity of views and experiences, including diversity with respect to gender, age, race and ethnicity.

The Board has not established any specific minimum qualifications for nominees to the Board and evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of members who will best enhance the Company’s success and represent shareholder interests through the exercise of sound judgment and the application of its diversity of experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in, and contributions, to the activities of the Board. In addition, the Committee considers whether the Board has specific needs for certain skills or attributes at a given time (for example, financial or chief executive officer experience). Other criteria for Board membership are set forth in the Company’s Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, copies of which are available, free of charge, on the corporate governance pages of the Investor Relations portion of our website, www.ir.mynycb.com, and are available in print to any shareholder who requests a copy.

The composition of our New Board of Directors is comprised of individuals with significant banking, finance, government and regulatory experience, including a former U.S. Secretary of the Treasury and a former U.S. Comptroller of the Currency, and has been strategically reconstituted to address the challenges of the current economic and banking environments. In connection with our March 2024 capital raise transaction, the size of our Board of Directors was reduced and four new directors (Steven T. Mnuchin, Joseph M. Otting, Allen C. Puwalski and Milton Berlinski) with significant banking, finance, government and regulatory experience were appointed to the New Board. In addition, Alan Frank, who possesses significant banking and auditing experience, was subsequently appointed as a director of the Company and the Bank effective as of March 19, 2024. These New Directors joined Legacy Directors Alessandro P. DiNello, Marshall J. Lux, Peter H. Schoels and Jennifer R. Whip who, in addition to their significant banking and banking related experience and qualifications, also provide our Board of Directors with critical institutional knowledge of the Company’s and the Bank’s business and operations. Although our New Board has an average tenure of less than one year, our Board believes that director tenure, like other governance factors, should be tailored to the Company’s unique governance needs and challenges. For more information on the qualifications and experience of our directors, see page 70 of this proxy statement.

Our Bylaws provide that, unless otherwise determined by a majority of the disinterested members of the Board, no person may be elected, appointed, or nominated as a director after December 31 of the year in which such person attains the age of 75. None of the members of our Board attained the age of 75 as of December 31, 2023.

2024 PROXY STATEMENT	27

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

BOARD COMMITTEES

The Board conducts its business through periodic meetings and through the activities of its committees. In 2023, the Legacy Board held 16 meetings, thirteen regular meetings and three special meetings, and the various standing committees of the Board (outlined below) met another 35 times, for an aggregate of 51 meetings. All directors of the Board serving during 2023 attended at least 75% of the aggregate number of meetings of the Board and committees on which such directors served during their tenure as a director in 2023, except for Director Lawrence Rosano, Jr. who attended 20 of 28 meetings, or 71% of such meetings, due to personal reasons. Board members are expected to make reasonable efforts to attend all Board meetings and all meetings of the Board committees on which they serve. Absences are excused only for good cause.

The Board has six standing committees as follows: (i) Audit Committee, (ii) Compensation Committee, (iii) Nominating and Corporate Governance Committee, (iv) Risk Assessment Committee, (v) Technology Committee and (vi) Executive Committee. Each committee has a written charter adopted by the Board, which contains detailed lists of the respective committee’s duties and responsibilities. Charters for the Audit, Compensation, Nominating and Corporate Governance and Risk Assessment Committees can be found on the Investor Relations portion of the Company’s website at www.ir.mynycb.com, and are available in hardcopy to any shareholder who requests them. Each member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee has been determined by the Board to be independent for purposes of the NYSE corporate governance listing standards and each member of the Audit Committee has been determined by the Board to be independent within the meaning of regulations of the SEC.

28	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The following table presents the membership of our Board members on the various Board committees as of the Record Date:

DIRECTOR[2]

Milton Berlinski

Alessandro P. DiNello†

Alan Frank*

Marshall J. Lux

Steven T. Mnuchin

Allen C. Puwalski#

Joseph M. Otting

Peter H. Schoels

Jennifer R. Whip
Meetings Held in 2023	10	5	4	7	4	5	13

(1)	All Company Board Committees are replicated at the Bank level. Additionally, the Bank Board maintains a Credit Committee.

(2)

Prior to the appointment of Mr. Puwalski on March 11, 2024 and Mr. Frank on March 19, 2024, former director David Treadwell was the designated Risk Committee Expert and former director Lawrence J. Savarese was the Audit Committee Financial Expert.

Chairman of the Committee Member of the Committee

†	Chairman of the Board of Directors

*	Designated as Audit Committee Financial Expert

#	Designated as Risk Committee Expert

The Legacy Board and Legacy Board Committees met numerous times throughout 2023:

16 Board Meetings Communication between meetings as appropriate	4 Executive sessions of Independent Directors Led by Presiding Director	35 Meetings of Principal Standing Committees	13 Meetings of Specific Purpose Committees

A description of the nature and purpose of each of the Board committees follows. References below to the number of committee meetings are to meetings of the Legacy Board Committees during 2023.

2024 PROXY STATEMENT	29

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Audit Committee

Members: Alan Frank (Chair) Marshall J. Lux Allen C. Puwalski Jennifer R. Whip Meetings held in 2023: 10

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities, including with respect to the review and, as applicable, approval of (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with applicable legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Company’s internal audit function and independent auditors; (5) the system of internal controls relating to financial reporting, accounting, legal compliance, and ethics established by management and the Board; and (6) the Company’s internal and external auditing processes.

This Committee meets with the Company’s and the Bank’s internal auditors to review the performance of the internal audit function.

The Board of Directors has determined that Mr. Frank is an “audit committee financial expert” under the rules of the SEC.

Compensation Committee

Members: Milton Berlinski (Chair) Steven T. Mnuchin Allen C. Puwalski Peter H. Schoels Meetings held in 2023: 5

The Compensation Committee meets to establish compensation for the CEO and approves the compensation of designated executive officers. In the fulfilment of its charter, the Committee oversees the Company’s compensation programs, practices and policies that are designed to assure good governance and to maintain competitiveness with the markets in which we compete for talent.

The Compensation Committee pays particular attention to variable pay programs in which the participant has the ability to directly affect payout, assuring that the Company implements proper controls and risk mitigation. (See Compensation Discussion and Analysis beginning on page 38 for further information on the Company’s processes and procedures for the consideration and determination of executive and director compensation.)

The Compensation Committee is committed to effective oversite and governance ensuring that the Company’s compensation programs appropriately balance risks and rewards that are in the best interest of shareholders and do not encourage undue risk.

30	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Executive Committee

Members: Alessandro P. DiNello (Chair) Steven T. Mnuchin Joseph M. Otting Meetings held in 2023: 5

The Executive Committee was granted authority by the Board, during the interval between meetings of the Board, to exercise the powers of the Board to act upon any matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board and which are permitted to be taken by the Committee under applicable laws, the COI, or the Bylaws.

Nominating and Corporate Governance Committee

Members: Steven T. Mnuchin (Chair) Milton Berlinski Peter H. Schoels Jennifer R. Whip Meetings held in 2023: 4

The Nominating and Governance Committee is responsible for recommending to the Board the qualifications for Board membership, identifying, assessing, and recommending qualified director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of the Company’s corporate governance practices and policies, including an effective process for shareholders to communicate with the Board.

The Nominating and Corporate Governance Committee considers and recommends the nominees for director to stand for election at the Company’s Annual Meeting of Shareholders.

In addition, the Committee makes recommendations to the Board concerning director independence, Board committee assignments, committee chair positions, designation of Audit Committee financial experts, the financial literacy of Audit Committee members, and the designation of a Risk Assessment Committee risk management expert.

The Committee is also responsible for assisting the Board in fulfilling oversight responsibilities with respect to ESG, corporate social responsibility, community issues, human capital and public policy matters.

The Committee’s role in, and process for, identifying and evaluating prospective director nominees is described above in Board Diversity and Tenure. See also Procedures for Shareholders to Recommend Directors.

2024 PROXY STATEMENT	31

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Risk Assessment Committee

Members: Allen C. Puwalski (Chair) Alan Frank Marshall J. Lux Jennifer R. Whip Meetings held in 2023: 7

The Risk Assessment Committee has been appointed by the Board to assist the Board in fulfilling its responsibilities with respect to oversight of the Company’s risk management programs, including in connection with, among other things, establishing the risk appetite of the Company and the policies and procedures used to manage various risks. The Risk Assessment Committee enhances the Board’s oversight of risk management activities at the Company through active and frequent engagement.

The Risk Assessment Committee’s role is one of oversight, recognizing that management is responsible for designing, implementing, and maintaining an effective risk management program.

At each regularly scheduled meeting of the Risk Assessment Committee, the Committee receives a report from the Chief Risk Officer with respect to the management of risks, including the implementation of various risk management frameworks and highlights of the Company’s risk mitigation efforts. The Risk Assessment Committee also regularly receives detailed risk reports from the CISO and the Director of Internal Loan Review.

The Risk Assessment Committee responsibilities also include oversight of the Company’s capital, liquidity, and other stress testing activities.

The Board of Directors has determined that Mr. Puwalski is a “risk management expert” as defined under the enhanced prudential standards of the Dodd-Frank Act.

32	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Technology Committee

Members: Marshall J. Lux (Chair) Alessandro P. DiNello Joseph M. Otting Jennifer R. Whip Meetings held in 2023: 4

The Technology Committee has been appointed by the Board to assist the Board in fulfilling its responsibilities to oversee provision of the Company’s information technology resources to ensure the availability, integrity, and confidentiality of Company, customer, and employee information, and to oversee cyber security risk and risk management strategies. The Committee’s main objectives include oversight with respect to the scope and effectiveness of the Company’s technology and cyber infrastructure and the development and implementation of policies, procedures, standards, and technical measures to create an environment that minimizes exposure to cyber threats and recovery from adverse events.

The Committee’s role is one of oversight, recognizing that management is responsible for the design, implementation, and maintenance of an effective Cyber Security Management Program (the “CSMP”). The Company’s Chief Information Officer (the “CIO”) and the CISO provide overall leadership for the Company’s CSMP, including with respect to, among other things, selecting, purchasing and operating computer systems or application software and hardware. The CIO and CISO jointly, and in consultation with the Committee Chair and the Company’s Chief Risk Officer, inform the Committee on matters relevant to the Committee’s purposes including with respect to, among other things, the Company’s technology operations software development project performance, technical operations performance, significant technology projects, technology architecture matters and significant technology investments, and cyber-security related developments.

The Committee also reviews and approves related policies or recommends such policies for approval by the Board when applicable.

In addition to the above described committees of the Board, the Credit Committee of the Bank Board serves important governance functions in the lending businesses of the Bank. The residential, consumer, warehouse, home-builder, multi-family, commercial real estate, commercial and industrial, and other asset-based loans that the Bank originates all are made in accordance with loan underwriting policies and procedures approved by the Credit Committee, which maintains active oversight of management’s loan origination, servicing, and collections processes. Credit Committee members, who have significant experience in real estate and other lending businesses, apply their knowledge and expertise in key policy and risk-management decisions relating to these core business areas.

The authority of the Bank Board Credit Committee includes, among other things, oversight regarding the administration and implementation of loan policies, credit management policies and procedures, lending activities of the Bank’s specialty finance company subsidiary, oversight regarding the administration and implementation of commercial and industrial loan policies, review of the risks associated with loans approved by management, and the delegation of credit authority. The Credit Committee members having varying levels of expertise in relevant areas of lending, lending risk, and the business of financial institutions.

The current members of the Credit Committee are Messrs. Schoels (Chair), DiNello, Mnuchin, and Otting. The Credit Committee held 13 regular monthly meetings in 2023.

2024 PROXY STATEMENT	33

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Board of Directors expects all directors to attend the Annual Meeting of Shareholders. All of the then-serving Board members of the Company attended the virtual Annual Meeting of Shareholders held on June 1, 2023.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may communicate directly with the Company by directing correspondence to any of the individuals listed below. Letters addressed to the Lead Independent Director will be opened by the Company’s Corporate Secretary, who will review them and forward a summary of such correspondence to the Lead Independent Director and, if applicable, the Board. If the Corporate Secretary determines that an item of correspondence relates to the functions of the Board or its committees, or otherwise requires their attention, he will direct the item itself to the Lead Independent Director or other Board members. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Lead Independent Director as provided above, and request copies of any correspondence.

How to contact us:

General Counsel & Corporate Secretary	New York Community Bancorp, Inc. 102 Duffy Avenue, Hicksville, NY 11801 Attention: General Counsel & Corporate Secretary

Investor Relations	New York Community Bancorp, Inc. 102 Duffy Avenue, Hicksville, NY 11801 Attention: Investor Relations IR@myNYCB.com

Board of Directors	New York Community Bancorp, Inc. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801

Lead Independent Director	New York Community Bancorp, Inc. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801 Attention: Secretary Steven T. Mnuchin, Lead Independent Director

Audit Committee of the Board of Directors	New York Community Bancorp, Inc. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801 Attention: Alan Frank, Chair

PROCEDURES FOR SHAREHOLDERS TO RECOMMEND DIRECTORS

It is the policy of the Nominating and Corporate Governance Committee to consider director candidates who appear to be qualified to serve on the Board and who are recommended by shareholders. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and if the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board. The Nominating and Corporate Governance Committee will consider those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

a.	the name of the person recommended as a director candidate;

34	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

b.

all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

c.	the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

d.

the name and address of the shareholder making the recommendation, as they appear on the Company’s books; if the shareholder is not a registered holder of Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Common Stock;

e.	a statement disclosing whether such shareholder is acting with, or on behalf of, any other person and, if applicable, the identity of such person; and

f.	such other information as the Company may require in accordance with its established nomination procedures then in effect.

In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of Shareholders, the recommendation must be received at the principal executive office of the Company not less than 90 days prior to the date of the meeting; provided, however, that in the event that less than 100 days’ notice or prior disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Under the proxy access provisions of our Bylaws, eligible shareholders and/or shareholder groups were permitted to include shareholder-nominated director candidates in our proxy materials for the 2024 annual meeting of shareholders. No such proposals were received. For details about the process to include shareholder-nominated director candidates in our proxy materials, please see Additional Information – Proxy Access Nominations and refer to Article I, Sections 6, 7, and 8 of our Bylaws. A copy of the Bylaws of the Company are available, free of charge, in print to any shareholder who requests a copy.

2024 PROXY STATEMENT	35

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth, as of the Record Date, the names of the nominees for election as directors, our, continuing directors, and our named executive officers, their ages and, as applicable, the year in which he or she became a director and the year in which his or her term (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount and percentage of Common Stock beneficially owned by each director, by each named executive officer (as defined on page 38), and by all directors and executive officers as a group as of the Record Date.

NAME	AGE	DIRECTOR SINCE	SHARES OF COMMON STOCK BENEFICIALLY OWNED(1,2)		PERCENT OF CLASS

Nominees (Whose Terms Would Expire in 2027):

Milton Berlinski	64	2024	31,372	(3)	0.004%

Alan Frank	72	2024	93,000	(3,4)	0.012%

Jennifer R. Whip	63	2022	107,507	(3,4)	0.013%

Directors Whose Terms Expire in 2025

Marshall J. Lux	64	2022	79,515	(3)	0.010%

Allen C. Puwalski	59	2024	63,900	(3)	0.008%

Peter H. Schoels	50	2022	160,000	(3)	0.020%

Directors Whose Terms Expire in 2026

Alessandro P. DiNello	69	2022	4,372,143	(3,4,6)	0.562%

Steven T. Mnuchin	61	2024	41,691,300	(3,7)	5.184%

Joseph M. Otting	66	2024	0	(6)	0.00%

Named Executive Officers Who Are Not Directors:

Thomas R. Cangemi(8)	55	—	1,357,188	(4,5)	0.17%

John J. Pinto(9)	53	—	670,858	(3,5)	0.083%

Lee M. Smith	49	—	1,765,373	(3)	0.220%

Reginald E. Davis	61	—	283,704	(3)	0.035%

John T. Adams(10)	61	—	182,175	(3,5)	0.023%

All directors and executive officers as a group (17 persons)			51,309,496		6.380%

(1)

Includes the following shares of common stock held directly; Mr. DiNello – 131,064; Mr. Lux – 64,872; Mr. Schoels – 147,438; Ms. Whip – 92,864; Mr. Cangemi: 1,152,400; Mr. Pinto – 496,909; Mr. Smith – 1,431,983; Mr. Davis – 29,392; and Mr. Adams – 111,494.

(2)

Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Figures include all of the shares held directly and indirectly by directors and the Company’s executive officers,

36	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

as well as the shares underlying stock awards that have been granted to, and are currently exercisable or exercisable within 60 days by, such directors and executive officers under the Company’s various stock-based benefit plans.

(3)

Includes the following shares of unvested restricted stock awards: Mr. DiNello – 1,853,907; Mr. Lux – 14,643; Mr. Schoels – 14,643; Ms. Whip – 14,643; Mr. Berlinski – 31,372; Mr. Frank – 63,094; Mr. Mnuchin – 300; Mr. Puwalski – 63,945; Mr. Pinto – 82,738; Mr. Smith – 333,390; Mr. Davis – 254,312; and Mr. Adams – 30,552.

(4)

Includes the following shares that are owned by spouses of the named nominees, continuing directors, and executive officers or are held in individual retirement accounts, trust accounts, custodian accounts, or foundation accounts for which the directors and the executive officers are deemed beneficial owners; Mr. DiNello – 2,536,445; Mr. Frank – 30,000; and Mr. Cangemi – 71,645.

(5)

Includes the following shares held by the trustee of the New York Community Bancorp, Inc. Employee Savings Plan (“401(k)”): Mr. Cangemi – 133,143; Mr. Pinto – 90,228; and Mr. Adams – 40,129 which include shares acquired in Mr. Pinto’s accounts pursuant to dividend reinvestment.

(6)	Options held by Mr. Otting – 15,000,000 and Mr. DiNello – 4,000,000.

(7)

The securities included herein are held by Liberty Strategic Capital (CEN) Holdings, LLC, a Delaware limited liability company (the “Liberty Purchaser”). Liberty 77 Capital L.P. (the “Liberty Manager”), a Delaware limited partnership, is the investment manager of the members of the Liberty Purchaser. Liberty 77 Capital Partners L.P. (“Liberty Manager GP”), a Delaware limited partnership, is the general partner of the Liberty Manager. Liberty Capital L.L.C., a Delaware limited liability company, is the general partner of the Liberty Manager GP. STM Partners LLC, a Delaware limited liability company, indirectly controls the Liberty Manager. Steven T. Mnuchin is the trustee of the managing member of STM Partners LLC (see page 147 Security Ownership of Certain Beneficial Owners).

(8)	Mr. Cangemi resigned as President and Chief Executive Officer effective as of February 23, 2024 and resigned from the Board effective as of March 11, 2024.

(9)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(10)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

2024 PROXY STATEMENT	37

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION AND RELATED INFORMATION

I. COMPENSATION DISCUSSION AND ANALYSIS

A. INTRODUCTION

We are pleased to provide our shareholders with an overview of the compensation programs, process, and specific compensation decisions for the following executive officers (our “named executive officers” or “NEOs”):

NEO	TITLE
Thomas R. Cangemi(1)	Former President and Chief Executive Officer
John J. Pinto(2)	Former Senior Executive Vice President and Chief Financial Officer
John T. Adams(3)	Former Senior Executive Vice President and President of Commercial Real Estate Finance
Lee M. Smith	Senior Executive Vice President and President of Mortgage
Reginald E. Davis	Senior Executive Vice President and President of Banking

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

Compensation Discussion and Analysis Roadmap

The Compensation Discussion and Analysis provides shareholders with important information regarding our executive compensation program, including the following:

•	A summary of key business results and compensation decisions in 2023;

•	A discussion of our 2023 say-on-pay advisory vote and our shareholder engagement process;

•	An overview of our compensation philosophy;

•	A discussion of the governance framework for our executive compensation decisions;

•	A review of the process by which the Compensation Committee makes compensation decisions, including an overview of the timeline and the parties involved;

•	A description of each element of our executive compensation program and its purpose;

•	A discussion of the Compensation Committee’s 2023 incentive compensation decisions and the key factors that influenced those decisions; and

•	An overview of other factors that affect our executive compensation program, including risk management and tax considerations.

An Important Note About Our Compensation Committee

As a consequence of the significant changes to our Board of Directors in February and March 2024, the composition of the Compensation Committee was changed in its entirety with the appointment of four Independent Directors, including Mr. Berlinski as Chair and Messrs. Mnuchin, Puwalski, and Schoels serving as members. The Compensation Committee has recommended that this Compensation Discussion and Analysis, representing management’s report on executive compensation, be included in this proxy statement. References to the “Legacy Committee” refer to specific actions taken by the members who served during all of 2023. References to the “Compensation Committee” or the “Committee” relate to general information regarding the role and functions of the Committee.

38	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

B. EXECUTIVE SUMMARY

Key Business and Financial Highlights

While the Company has much to do in addressing the operational challenges of being a Category IV Large Bank, significant progress in our transformation to a diversified commercial bank with meaningful retail and private banking operations were made in 2023, including:

KEY BUSINESS	HIGHLIGHT
Significant growth	• Total assets increased to $116 billion following the Flagstar and Signature transactions

Continuing transformation to full-service commercial bank	• Commercial loans are now 46% of total loans • Non-interest-bearing deposits are now 25% of all deposits • Significant progress toward full integration of Flagstar and Signature transactions

Transition to Category IV Large Bank Status	• Built loan loss reserve levels • Increased balance sheet liquidity • Identified key areas for additional operational and risk enhancement as a large financial institution

Rebranding	• Announced national branding strategy under the Flagstar Bank name

Private Banking	• Approximately 130 private banking teams with offices in 10 cities

Mortgage Banking	• 7th largest bank originator of residential mortgages • 5th largest sub-servicer of residential mortgage loans • 2nd largest mortgage warehouse lender

Capital Management	• Company is well capitalized with common equity Tier 1 capital at 9.1% and all other capital rations well above minimum thresholds

Pre-Provision Net Revenue	• $3.2 billion

Net Interest Income	• Increased 120% ($1.7 billion)

Non-Interest Income	• Increased 532% ($568 million)

Non-Interest Expense	• Increased by $1.9 billion as franchise expands following Flagstar and Signature transactions

Diversified Deposit Base	• 27.7% – Private Client Group Retail Banking • 33.8% – Retail Banking • 15.6% – Wholesale • 8.7% – Custodial • 7.5% – Online Banking

Insured/Collateralized Deposits	• 67% of total deposits

2024 PROXY STATEMENT	39

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Key Compensation Developments for 2023

COMPENSATION ELEMENT	COMMITTEE DETERMINATION	BACKGROUND

Base Salary	No change for all NEOs, except Mr. Davis.	The Legacy Committee determined in March 2023 that base salaries for all NEOs, except Mr. Davis, were appropriately positioned relative to the market. The Legacy Committee approved an increase for Mr. Davis from $600,000 to $750,000 in light of his increasing responsibilities as President of Banking.

Short-Term Incentives	The Company did not meet the threshold level of budgeted adjusted earnings per share (“EPS”). The Compensation Committee also reviewed the Qualitative Scorecard and determined that progress toward significant internal milestones had not been accomplished. Accordingly, the Compensation Committee determined that there would be no payout under the 2023 Short-term Incentive Plan (the “STIP”).

In 2023 the Legacy Committee revised the 2023 STIP to include two metrics – the Company’s budgeted adjusted EPS at a 75% weighting and a Qualitative Scorecard at a 25% weighting. The Qualitative Scorecard was intended to measure the Company’s progress toward significant internal milestones.

The Company’s budgeted adjusted EPS was a change from the 2023 STIP financial metrics, which used pre-tax operating earnings and return on average tangible assets weighted equally for 75% of the award. The Legacy Committee determined that, from a shareholder perspective, the level of attainment of EPS provided the most significant indicator of the Company’s annual performance.

In 2023, the Qualitative Scorecard was weighted at 25% of the award.

Long-Term Incentives

In March 2023, the NEOs received awards under the 2023 Long-Term Incentive Plan (the “LTIP”) in the form of performance-vested restricted stock awards (“PBRSAs”), which are contingent on the achievement of specified financial measures over a three-year performance period (65% of target opportunity) and time-based restricted stock.

Under the terms of our 2020 Omnibus Incentive Plan and the related award agreements, Mr. Cangemi forfeited his 2023 LTIP awards upon his resignation.

For the 2023 – 2025 performance period, PBRSAs vest based on three-year adjusted EPS growth and average adjusted return on average tangible common equity (“ROATCE”) as compared to an index of public banks with assets between $50B – $300 billion established at the start of the performance period. Time-based restricted stock vests ratably over three years.

In 2023, the Legacy Committee modified the PBRSA payout scale, so that target-level performance required achievement at the 55th percentile (versus the median) of the peer group. This change was made in conjunction with a modification to the equity award mix of 65% PBRSAs and 35% time-based restricted stocks, which reflects competitive market practices.

Settlement of PBRSUs for the 2021-2023 Performance Period	The Compensation Committee determined that the Company’s performance on both relative performance metrics were below the threshold level. Accordingly, the Compensation Committee determined that no PBRSUs for the 2021 – 2023 performance period were earned.	Certain NEOs were granted PBRSUs for the 2021-2023 performance period based on three-year adjusted EPS growth and average adjusted ROATCE as compared to an index of public banks established at the start of the performance period. Each metric had a 50% weighting toward the determination of the actual award. The threshold level of performance at the 35th percentile relative to the index was not achieved.

Say-on-Pay Advisory Vote	97% in support of our executive compensation program.	Shareholders expressed their continuing confidence in the structure and outcomes of our executive compensation program.

Benchmarking	Revised the executive compensation peer group.	The Legacy Committee approved the criteria and the inclusion of companies considered peers. Significant changes to the peer group were made to reflect the Company’s increased size and diversified business mix.

Recoupment Policy	Adopted a robust policy to recoup incentive compensation paid as a result of a material misstatement of financials.	The Legacy Committee reviewed and approved a Dodd-Frank compliance recoupment policy covering the Company’s executive officers. The policy satisfies the requirements of the NYSE listing standards.

40	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Our 2023 Say-on-Pay Advisory Vote and Shareholder Engagement

We are pleased that 97% of the votes cast in our say-on-pay advisory vote at the 2023 Annual Meeting were in favor of our executive compensation program. The Compensation Committee will continue to work diligently to ensure that our executive incentive compensation program is consistent with our compensation philosophy and the feedback we receive from our shareholders. The Compensation Committee will continue to monitor the results of the say-on-pay vote to ensure continued support for our incentive pay program among our shareholders.

Shareholder engagement is a continuous process for our Board and executive management. Our dialogue with shareholders is an important element in the evaluation of our executive compensation program and corporate governance practices. We take the shareholder engagement process seriously and act based on the feedback that we receive. We recognize that accountability to our shareholders is a cornerstone of sound corporate governance and essential to the attainment of our business objectives. The Compensation Committee considers feedback received from shareholders and carefully reviews assessments from Institutional Shareholder Services, Glass Lewis, and other external sources.

As part of our shareholder engagement program each year the Board and management contact the Company’s twenty-five largest shareholders – generally representing more than 50% of shares outstanding – and request that they participate in governance outreach calls with members of our Board of Directors. Participation by the shareholder representatives is voluntary and in recent years many have expressed the view that individual governance meetings are not necessary. Accordingly, our engagement with shareholders principally involves meetings, virtual conferences, and telephone calls with shareholder representatives by members of the Company’s senior executive management. We believe that our 2023 executive pay program reflected our continuing efforts to improve the alignment of pay and performance and our alignment with peer and industry practices.

Looking Ahead to 2024

The Compensation Committee has initiated a comprehensive review of our existing executive compensation program to ensure that the ongoing executive compensation program supports the Company’s strategic, financial and operational performance while aligning with the Company’s compensation philosophy and sound incentive compensation policies.

C. OUR COMPENSATION PHILOSOPHY

Our executive compensation program is designed to reward our NEOs for successfully implementing our strategy to grow our business and create long-term shareholder value. The principles of our compensation philosophy influence the design and administration of our pay programs, and pay decisions. Our approach to executive compensation is reflected in the following guiding principles:

•	Support our strategic objectives and drive shareholder value creation through the attainment of positive business results.

•	Maintain a strong governance framework ensuring that our program does not provide incentives for our executives to take unnecessary or excessive risks that could compromise the value of our business.

•	Place a significant portion of each executive’s total compensation at risk based on the Company’s short- and long-term performance on an absolute basis and relative to our peers.

•	Provide a portion of total compensation to our executives for performing the core functions of their positions.

•	Link individual incentive opportunities to each executive’s role and capacity to contribute to positive results.

•	Provide a balanced assessment of short-term performance that considers financial performance and a holistic view of individual and non-financial performance.

•	Link the vesting of equity awards to multi-year performance and continued service.

2024 PROXY STATEMENT	41

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

•	Be competitive in the market for executive talent and provide a means for the Company to attract and retain key executives.

•	Align the interests of our executives with our shareholders by providing our executives with a meaningful equity stake in the Company.

D. THE GOVERNANCE FRAMEWORK FOR OUR COMPENSATION DECISIONS

Executive compensation decisions are made within the context of a strong governance framework that helps ensure that the outcome is consistent with our compensation philosophy, the creation of shareholder value, and the safety and soundness of our banking operations. To that end, we use the following principles and practices to guide the development and implementation of our executive compensation program:

GOVERNANCE PRINCIPLE/PRACTICE	IMPLEMENTATION
We structure executive pay to create strong alignment with shareholder interests

•  We emphasize pay-for-performance with a significant majority of our NEO compensation directly linked to annual and long-term performance.

•  We maintain robust stock ownership requirements for our NEOs and directors.

•  We conduct shareholder outreach with members of the Board and management present. This outreach helps us evaluate our governance structure and executive compensation program.

•  We submit our executive compensation to an annual say-on-pay vote in order to elicit regular feedback from shareholders.

We design our executive pay program to avoid excessive risk-taking

•  The Compensation Committee reviews an annual compensation risk assessment.

•  We maintain strong recoupment and anti-hedging/pledging policies.

•  We use internal and external goals to create a balanced incentive program.

We follow best practices in executive pay design

•  Our Compensation Committee is composed solely of Independent Directors.

•  The Compensation Committee uses an independent consultant.

•  We do not reward subpar performance and incentive pay thresholds are set accordingly.

•  We set minimum thresholds in our variable pay programs and we set maximum caps on the total amount payable under such programs.

•  We do not guarantee salary increases or annual bonuses.

•  We do not pay dividend equivalents on our performance-based awards until actual payouts are determined and settled.

•  We do not allow “single trigger” payouts under our employment and change-in-control agreements.

•  We do not maintain special retirement arrangements for our NEOs.

•  We do not provide tax gross-ups when we enter into employment agreements with newly-hired or promoted executives.

•  We do not allow share recycling under our equity-based plan and agreements.

•  We do not provide our executives with excessive perquisites or benefits.

•  We do not permit repricing of stock options without prior shareholder approval.

42	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

E. OUR EXECUTIVE COMPENSATION DECISION MAKING PROCESS

Key Participants

The Compensation Committee

The Compensation Committee, all the members of which are Independent Directors, makes decisions on the compensation of our NEOs. This responsibility is discharged within the framework of a formal committee charter, which delegates a wide range of strategic and administrative issues to the Committee. Key among the Committee’s tasks is the development of, and monitoring of adherence to, the Company’s executive compensation philosophy. The Compensation Committee is responsible for, among other things, (a) reviewing and approving the Company’s compensation strategy and practices with respect to the executive officers and certain other officers, (b) determining the CEO’s compensation levels, reviewing and approving the goals and objectives relevant to the CEO’s compensation and evaluating the performance of the CEO in light of such goals and objectives, (c) approving CEO and other executive officer employment agreements, severance arrangements, and change in control agreements, (d) overseeing, and considering the results of, shareholder approval of certain executive compensation matters including advisory votes, (e) periodically reviewing and approving the peer group to be utilized in benchmarking executive and director compensation and (f) administering our senior executive incentive compensation program, including the development of plan design, the selection of performance metrics, the designation of specific performance goals and award opportunities, and the certification of performance results. See Board Committees – Compensation Committee for a detailed discussion of the Committee’s responsibilities and membership. The Committee’s charter is posted on the corporate governance pages within the Investor Relations portion of our website at www.myNYCB.com.

The Legacy Committee met five times in 2023, each time including discussions in executive session without management present.

The Compensation Committee reviews the compensation of each NEO annually to evaluate whether the executive’s pay level is consistent with our compensation philosophy, risk profile, and the performance of both the Company and the individual, and whether market practices dictate an adjustment in the form or level of the executive’s compensation. As part of this annual review, the Committee considers the executive’s individual contributions to the financial success of the Company, management of subordinates, contribution to safety and soundness objectives, and their long-term potential as a senior executive.

The Committee does not delegate any substantive responsibilities related to the determination of compensation for our NEOs, and the Committee members exercise their independent judgment when they make executive compensation decisions.

Timing of Executive Compensation Decisions

The Compensation Committee meets throughout the year. In the months following the annual shareholder meeting, the Committee meets to consider the results of the meeting, including the say-on-pay vote and the analysis of proxy advisory firms. In addition, the Committee periodically receives input from the independent compensation consultant on emerging industry trends and best practices. Each year, the Committee typically reviews peer group composition and benchmarking data for NEOs, followed by consideration of changes to NEO base pay and short-and long-term incentive opportunities. In the March-April timeframe, the Committee typically authorizes awards, if any, under the short-term incentive compensation program and ratifies vesting of performance-based restricted stock units (“PBRSUs”) for the performance period ending in the prior year. Additionally, the Committee adopts short-and long-term incentive plans for the current year.

2024 PROXY STATEMENT	43

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Our CEO’s Role in the Compensation Process

The CEO is expected to provide the Committee with his evaluation of the other NEOs’ performance and recommend compensation adjustments and incentive opportunities for the current year. While the CEO provides input, the Committee has absolute discretion to accept, reject, or modify the CEO’s recommendations. Our CEO plays no role in, and is not present during, discussions regarding his own compensation or final decisions of the Committee regarding compensation of the other NEOs.

The Independent Compensation Consultant

Meridian Compensation Partners, LLC (“Meridian”), our current independent compensation consultant, works with the Compensation Committee to review our executive compensation program relative to our performance and similarly-sized institutions. The independent consultant attends meetings and supports the Committee’s deliberations regarding executive compensation. While the Committee considers input from the independent consultant, the Committee’s decisions are the product of many factors and considerations. Management works with the independent consultant at the direction of the Committee to develop materials and analyses that are critical to the Committee’s evaluations and determinations. Such materials include data in which to determine an appropriate peer group, competitive market assessments and guidance on best practices and regulatory developments.

In 2023, Meridian did not provide other services to the Company and has no direct or indirect business relationships with the Company or its affiliates. The Legacy Committee considered Meridian’s independence for the 2023 fiscal year and whether its work raised conflicts of interest under the NYSE listing standards. Considering these factors, the Legacy Committee determined that the work performed by Meridian did not create any conflict of interest and that Meridian was independent of the Company’s management.

Benchmarking and Peer Group Analysis

The peer group is a key reference point as the Compensation Committee assesses the competitiveness of the executive compensation program, including compensation levels, design features, and pay mix. Our peer group is selected with the assistance of our independent compensation consultant with a focus on industry and asset size. The Company’s asset size is generally positioned near the 50th percentile of the peer group. We consider additional factors such as business footprint, business mix, comparability of revenue and market capitalization. The peer group is reviewed annually and may change periodically as a result of the Company’s growth, industry consolidation, and changes in a peer company’s asset size or condition. Among the critical factors in the Legacy Committee’s assessment of the 2023 peer group were the Company’s significant growth through acquisition, the expansion of the Company’s geographic footprint and the diversification of the Company’s business lines. The 2023 peer group is reflective of the Legacy Committee’s consideration of these factors.

The 2023 peer group included the following financial institutions:

Citizens Financial Group, Inc.	M&T Bank Corporation
Comerica Inc.	Regions Financial Corporation
Fifth Third Bancorp	Synovus Financial Corp.
First Citizens BancShares, Inc.	Valley National Bancorp
First Horizon Corporation	Webster Financial Corporation
Huntington Bancshares Incorporated	Western Alliance Bancorporation
KeyCorp	Zions Bancorporation

44	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Individual Performance Assessments

Our NEOs receive annual performance assessments following a process established by the Compensation Committee. Our CEO provides the Committee with an assessment of his direct reports, and the Committee, in turn, provides our CEO with an assessment of his performance and considers the CEO’s evaluation of his direct reports.

F. ELEMENTS OF COMPENSATION AND 2023 PAY DECISIONS

Introduction

Our NEOs participate in a competitive compensation program that emphasizes pay-for-performance and the creation of shareholder value. Each element of the program accomplishes a different objective. The elements of our executive compensation program, the specific objectives for each element, and a summary of how we implemented each element in 2023 are summarized in the table below:

COMPENSATION ELEMENT	OBJECTIVE	IMPLEMENTATION

Base Salary

•  Provides each executive with fixed compensation that reflects the executive’s position and responsibilities, market dynamics and our overall pay structure

•  Provides a level of compensation that allows each executive to devote their business attention to the Company.

The Compensation Committee reviews NEO base salary levels on an annual basis. The Committee considers several factors when setting base salaries for each NEO, including (i) the level of experience and responsibility; (ii) individual performance; (iii) the scope and complexity of the role; (iv) ability to contribute to the attainment of annual operating objectives; (v) the level of pay necessary to retain the executive based on current market conditions; (vi) peer group data covering similar positions; (vii) prevailing economic and business conditions and (viii) the impact of base salary on incentive compensation levels.

Short-Term Incentives

•  Provide a cash-based, market-competitive annual award opportunity linked to financial and strategic measures that are important to our business model and driving shareholder value

•  Focuses our NEOs on achievement of short-term strategic, financial and operational goals

Short-term incentive award opportunities are established for each executive officer so that the expected payout at target performance levels would result in competitive market levels of annual incentive compensation. Payments under the STIP can range from no payment to a maximum of 150% of the target award opportunity, based on actual results. For 2023, the STIP was based on budgeted adjusted EPS (75% weighting) and a Qualitative Scorecard (of the Company’s performance across a range of predefined factors critical to our success) (25% weighting). See 2023 Executive

2024 PROXY STATEMENT	45

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

COMPENSATION ELEMENT	OBJECTIVE	IMPLEMENTATION
Compensation Program and Pay Decisions for additional information on the structure of, and results under, the 2023 STIP.

Long-Term Incentives

•  Provide an incentive for our executives to create shareholder value over the long term through equity awards

•  Align the interests of our executives with shareholders by awarding equity in the Company

•  Majority of value is granted in the form of PBRSUs

•  Rewards relative performance at target level only if performance exceeds the bank index median

The 2023-2025 LTIP included two components: (i) a grant of PBRSUs equal to 65% of the target award opportunity earned over the 2023-2025 performance period, and (ii) a grant of time-based vested restricted stock with a value equal to 35% of each NEO’s target award opportunity.

For the 2023-2025 PBRSU grant, the Committee designated two metrics to evaluate the Company’s results over the performance period. See 2023 Executive Compensation Program and Pay Decisions below for additional information on the structure of the 2023-2025 LTIP.

Target Pay Mix

Pay-for-performance is an essential element of our compensation philosophy. To enhance the connection between pay and performance, the majority of CEO pay is “at-risk,” and the largest portion of NEO pay is in the form of equity awards. In 2023, 80% of the target value of our former CEO’s compensation and, on average, 69% of the of the target value of the other NEOs compensation was at-risk and directly linked to the performance of the Company. The charts below illustrate the allocation of all 2023 compensation at target for Mr. Cangemi and our other NEOs.

46	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

2023 Executive Compensation Program and Pay Decisions

Base Salary

In early 2023, the Legacy Committee reviewed base compensation levels for the senior management team. The Legacy Committee considered a range of factors including (i) peer data, (ii) the role of each executive in the Company’s leadership team, (iii) individual performance evaluations for the prior year, and (iv) the positioning of each executive’s base pay relative to other senior executives. With one exception, the Legacy Committee determined that the current base salaries were competitive. Mr. Davis’ base pay was increased from $600,000 to $750,000 based on an evaluation of his expanded responsibilities as President of Banking.

Executive Incentive Compensation Program

Our 2023 executive incentive compensation program was maintained under applicable provisions of our 2020 Omnibus Incentive Plan (the “2020 Plan”), which was approved by shareholders in 2020 and amended in 2023. In 2023, our executive incentive compensation program had two components: (i) the STIP, which provided an annual performance-based cash award opportunity, and (ii) the LTIP, which provided an equity-based award opportunity.

2023 Short-Term Incentive Program

The following provides an overview of the key provisions of the 2023 STIP:

•

Covered the 2023 calendar year and provided a cash incentive based on the level of attainment of adjusted EPS and consideration of a Qualitative Scorecard that evaluates critical performance factors designated by the Legacy Committee.

•

Target cash incentive opportunities were defined as a percentage of 2023 base salary and were based on the Legacy Committee’s assessment of peer and market practices. Additional details on cash incentive opportunities are provided in the section below.

•

Award determinations were weighted 75% on the level of the Company’s adjusted EPS relative to target (see table below for a definition of adjusted EPS and rationale for the use of this metric). The Legacy Committee assigned a 25% weight to the Qualitative Scorecard.

2023 STIP Financial Performance Metric

The following table identifies the financial performance metric established by the Legacy Committee for the 2023 STIP, provides our rationale for the use of the metric in the context of our strategic plan and shows how we applied it in the context of the 2023 STIP. Please see Appendix A for a reconciliation of the non-GAAP measure identified in the table.

PERFORMANCE METRIC	HOW WE DEFINED IT	WHY WE USED IT

Adjusted Earnings per Share	Adjusted earnings divided by diluted weighted average shares outstanding. Adjusted earnings is net income to Common Stock adjusted for (i) preferred dividends and other stock based adjustments; (ii) earnings of discontinued operations; and (iii) accounting changes and extraordinary items, including merger-related expenses, bargain purchase gain, and restructuring charges.	Earnings per share is a fundamental measure of profitability and provides our investors with a basis for evaluating our performance. We adjust the measure to ensure that results reflect our core performance.

2024 PROXY STATEMENT	47

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

STIP Qualitative Scorecard

The 2023 STIP included a Qualitative Scorecard weighted at 25% of the total award. The scorecard provides a holistic assessment of the Company’s performance. The Legacy Committee did not assign a specific weight to individual scorecard items, but rather evaluated the overall scorecard results considering a range of performance from threshold to stretch (i.e., 50% to 150% payout range). The scorecard covered a wide range of the Company’s business goals including the following: (i) progress toward the achievement of key strategic initiatives; (ii) meeting risk management, compliance, and regulatory requirements across a wide range of bank activities; (iii) enhancing the Company’s reputation with key stakeholders, including regulatory agencies, shareholders, employees, and communities; and (iv) financial performance relative to budget and industry peers across a wide range of key metrics.

2023 STIP Award Opportunities, Performance Results and Award Determinations

The following tables show the award opportunities established by the Legacy Committee for our former CEO and the other NEOs under the 2023 STIP:

	2023 SHORT-TERM INCENTIVE PLAN AWARD OPPORTUNITIES (AS % OF 2023 BASE SALARY)
EXECUTIVE	THRESHOLD	TARGET	STRETCH
Mr. Cangemi(1)	70%	140%	210%
Mr. Pinto(2)	50	100	150
Mr. Adams(3)	35	70	105
Mr. Smith	62.5	125	187.5
Mr. Davis	50	100	150

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

2023 STIP Award Determination – (No Payout)

•

In March 2024, the Compensation Committee concluded that no payout would be made to any NEO under the 2023 STIP. Our former CEO, Mr. Cangemi, was ineligible to participate in the STIP as a result of his resignation.

•

With respect to the designated financial metric, adjusted EPS, the Compensation Committee determined that the Company failed to achieve the threshold performance level of $1.13 per share, resulting in no payout for this 75%-weighted component of the overall STIP award opportunity.

•

The Compensation Committee reviewed and assessed the factors included in the Qualitative Scorecard and determined that no payout would be made with respect to this 25%-weighted component of the overall STIP award opportunity. While noting the achievement of several 2023 milestones for the Company, including the ongoing integration of the Flagstar transaction and measurable progress toward the goal of becoming a diversified commercial bank, the Compensation Committee concluded that any positive achievements were overshadowed by a significant number of negative factors, including the serious risk management issues that emerged in the 4th quarter of 2023 and the adverse impact of the 4th quarter and full-year results on shareholder value.

•

While acknowledging the commitment of the NEO group in the face of difficult circumstances, the Compensation Committee declined to exercise discretionary authority to fund any portion of the STIP on the basis of individual performance.

48	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

2023-2025 Long-Term Incentive Program

The Legacy Committee carried over the basic structure of the prior year LTIP to the 2023-2025 LTIP with some modifications. For the 2023-2025 performance period, PBRSUs vest based on three-year adjusted EPS growth and average adjusted ROATCE, similar to the 2022-2024 performance period. The Legacy Committee eliminated the three-year deposit goal in light of the recent bank failures and the role in which uninsured deposits played in the failures. Adjusted EPS growth and average adjusted ROATCE are measured on a relative basis over three years using an index of public banks with assets between $50B – $300 billion established at the start of the performance period. Time-based restricted stock continues to vest ratably over three years.

In consultation with its compensation consultant, the Legacy Committee modified the PBRSU payout scale, so that target-level performance required achievement at the 55th percentile (versus the median) of the peer group. This change was made in conjunction with a modification to the equity award mix of 65% PBRSUs and 35% time-based restricted stock to better reflect competitive market practices.

The following provides an overview of the key features of the 2023-2025 LTIP and provides insight into factors considered by the Legacy Committee in developing the plan design:

•

For the 2023 LTIP, awards were granted based on each participants’ target incentive opportunity expressed as a percentage of the 2023 base salary for each NEO and the PBRSU awards were made conditionally based on the Company’s performance during the 2023-2025 performance period.

•

65% of the NEOs’ target LTIP award value was granted as PBRSUs. The actual award earned will be based on the Company’s performance for the period, 2023 – 2025, relative to two equally weighted financial metrics. Award determinations will be made by the Compensation Committee in early 2026 after performance results are known. All awards, if any, will be settled in fully vested shares of Company common stock. At vesting, dividend equivalents are paid on earned and vested shares only to the extent that dividends accrued over the performance period.

•

35% of the NEOs’ target LTIP award value was granted as time-based restricted stock that vest ratably over three years. Consistent with the Company’s long-standing practice for all employees who are eligible to receive time-based awards, dividends paid on time-based restricted stock are paid at the same time dividends are paid to other shareholders.

•

The Legacy Committee set target performance for the relative PBRSU metric at the 55th percentile of the industry index to ensure that it requires the Company to outperform the median of the index group. The Committee set the threshold level at the 35th percentile to ensure that no payouts would be made for sustained weak performance. To receive the maximum level, performance must be at the 75th percentile or higher, which is intended to reward superior performance.

Award Opportunities under the 2023 LTIP

The following table provides detail on the target award opportunities for each NEO under the 2023-2025 LTIP. As noted above, the target award opportunity was allocated to a time-based restricted stock unit (“RSA”) award (35%) and PBRSUs (65%). As provided in the 2020 Plan and the applicable award agreements, our former CEO, Mr. Cangemi, forfeited all of his 2023 LTIP award upon his resignation.

2023 LONG-TERM INCENTIVE PLAN AWARD OPPORTUNITIES (AS % OF 2023 BASE SALARY)
EXECUTIVE	TARGET
Mr. Cangemi(1)	250%
Mr. Pinto(2)	140
Mr. Adams(3)	100
Mr. Smith	125
Mr. Davis	120

2024 PROXY STATEMENT	49

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

2023 PBRSU Performance Metrics

The following table identifies the financial metrics established by the Legacy Committee with respect to the grant of PBRSUs for the 2023-2025 performance period under the 2023-2025 LTIP, provides our rationale for the use of each metric in the context of our strategic plan, and shows how we apply it to determine actual awards. Please see Appendix A for a reconciliation of non-GAAP measures presented below.

PERFORMANCE METRIC	HOW WE DEFINE IT	WHY WE USE IT
3-Year Adjusted EPS Growth	Adjusted earnings divided by diluted weighted average shares outstanding. Adjusted earnings is net income to common stock with adjustments for preferred dividends, earnings of discontinued operations, and accounting changes and extraordinary items, including merger-related expenses, bargain purchase gain, and restructuring charges.	Provides a clear measure of profitability over time and relative to other companies in the sector.
3-Year Adjusted Return on Average Tangible Common Equity (relative to index group)	Adjusted earnings (see above) as a percentage of average tangible common equity. This metric is measured by reference to the Company’s percentile ranking over the performance in the designated index group of financial institutions.	Provides a measure of the return on our shareholders’ investment over time and demonstrates our financial health relative to other companies in the sector.

2023-2025 PBRSU Performance Metric Goals

The following table provides detail on the goals established by the Legacy Committee for the 2023-2025 PBRSU awards with respect to the two designated performance metrics for the 2023-2025 performance period and the weighting assigned to each metric. Award payouts for threshold, target and stretch performance are paid out at 50%, 100% and 150% of the target number of shares. Results between performance levels are rewarded through linear interpolation.

	PERFORMANCE GOALS
PERFORMANCE METRICS	WEIGHT	THRESHOLD	TARGET	STRETCH
3-Year Adjusted EPS Growth	50%	35th percentile	55th percentile	75th percentile
3-Year Relative Return on Average Tangible Common Equity	50%	35th percentile	55th percentile	75th percentile
Payout Range (% Target)	100%	50%	100%	150%

50	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

PBRSU Awards Under the 2023-2025 LTIP

The following table provides detail on the PBRSUs awarded to each NEO under the 2023-2025 LTIP that represents 65% of the total 2023-2025 LTIP target opportunity as described above. The maximum award based on stretch level performance is 150% of the target award. The award at threshold performance is 50% of the target award. PBRSUs shown in the table are not guaranteed and vest solely based on our performance results over the 2023-2025 performance period in accordance with the performance goals described in the preceding table.

EXECUTIVE	2023 PBRSU AWARDS AT TARGET (# SHARES)
Mr. Cangemi(1)	231,495
Mr. Pinto(2)	76,258
Mr. Adams(3)	43,576
Mr. Smith	81,705
Mr. Davis	52,291

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

As provided in the 2020 Plan and the applicable award agreements, our former CEO, Mr. Cangemi, forfeited all of his 2023 LTIP award upon his resignation.

Consistent with the provisions of the 2020 Plan, the PBRSU awards are subject to “double trigger” vesting if the awards are assumed by an acquirer following a change in control of the Company (as defined in the 2020 Plan). Accordingly, if the awards are assumed, the awards would vest at target if the executive’s employment is terminated without cause or the executive terminates employment for good reason (in each case, as defined in the 2020 Plan) during the two-year period following a change in control. If, however, the awards are not assumed by the acquirer, the awards would vest based on actual performance through the change in control effective date or, if actual performance is not determinable, at target. The awards are forfeited upon the executive’s termination of employment prior to the settlement date, which occurs after the close of the performance period. The awards vest at target upon the executive’s termination of employment by reason of death or disability.

Time-Based Restricted Stock Under the 2023 LTIP

The following table provides detail on the time-based restricted stock granted to the NEOs under the 2023-2025 LTIP on March 24, 2023. The awards were based on the dollar value of 35% of each NEO’s target opportunity under the 2023 LTIP and the number of shares awarded was determined by reference to the $8.95 per share closing price of the Company’s Common Stock on the grant date. All awards vest ratably over three years.

EXECUTIVE	2023 TIME-BASED VESTED RESTRICTED STOCK AWARDS (# SHARES)
Mr. Cangemi(1)	124,651
Mr. Pinto(2)	41,061
Mr. Adams(3)	23,464
Mr. Smith	43,994
Mr. Davis	28,156

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

2024 PROXY STATEMENT	51

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Settlement of PBRSUs for the 2021-2023 Performance Period

Messrs. Pinto and Adams had previously been awarded PBRSUs for the 2021-2023 performance period (under a 2021-2023 LTIP). Mr. Cangemi forfeited a similar award upon his resignation. Vesting for the 2021-2023 performance period was contingent on the Company’s performance relative to an index group of publicly-traded financial institutions. The two performance metrics for the 2021-2023 performance period were EPS growth and Average ROATCE – weighted equally and measured on a percentile rank basis as compared to the index group. The Company’s EPS growth and Average ROATCE were below the threshold performance level that was set at the 35th percentile of the index group. Based on the foregoing, the Compensation Committee approved the payout level for the 2021-2023 PBRSUs at zero.

G. OTHER EXECUTIVE BENEFITS

Employment Agreements and Change-in-Control Benefits

We maintain employment agreements with certain senior executives that provide severance pay and benefit continuation in the event of their termination without cause or for good reason (as defined in the agreements), disability, and upon termination in certain circumstances following a change in control (as defined in the agreements). No severance benefits are payable if the executive is terminated for cause or upon the executive’s voluntary resignation without good reason. In the change-in-control context, the agreements are “double trigger” requiring both the occurrence of a change in control and the executive’s involuntary termination of employment or constructive termination for good reason.

The Company has followed a policy that all new employment agreements for the senior executive group must reflect the following terms: (a) “double trigger” change in control benefits and (b) no indemnification for golden parachute excise tax liabilities. The Company believes that the employment agreements (i) will help retain our senior executives and facilitate an orderly transition during a change in control, (ii) will provide the senior executives with financial protection so they will continue to act in the best interests of the Company during the change in control process, and (iii) reflects an important element of a competitive compensation package for senior management.

Retirement Benefits; Employee Welfare Benefits

We offer our employees a 401(k) plan with a Company match that enables them to add to their retirement savings on a tax-favored basis. Certain NEOs are entitled to benefits at retirement under our frozen tax-qualified defined benefit pension plan. In addition to retirement programs, we provide our employees, including our named executive officers, with coverage under medical, dental, life insurance, and disability plans on the same terms as our general employee population. However, officers at the level of Senior Vice President or above typically receive life insurance coverage through our bank-owned life insurance program in lieu of group life coverage above $50,000. We also provide employees with access to a flexible spending account program to pay their share of the cost of such medical, dental and similar coverage on a pre-tax basis.

Perquisites

We provide our named executive officers with limited perquisites to further their ability to promote the business interests of the Company in our markets and to reflect competitive practices for similarly situated officers employed by our peers.

52	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

H. OTHER CONSIDERATIONS

Risk Management and Our Compensation Programs

A central tenet of our compensation philosophy is to provide incentives that are consistent with prudent risk management while recognizing that some level of risk is inherent in the operation of our business. Our approach to risk management takes as a starting point the guidelines established by our bank regulators: (i) incentive compensation should balance risk and financial results in a manner that does not provide incentives for excessive risk taking; (ii) risk management processes and internal controls should reinforce and support the development of balanced incentive compensation arrangements; and (iii) banks should have strong and effective corporate governance to help ensure sound compensation practices.

We maintain a comprehensive risk management process and internal controls to manage risk generally, an approach that limits the risk arising out of our incentive compensation program. An important element of our risk management process is the identification of the Company’s risk appetite, which establishes a baseline for the design of risk considerations under our incentive programs. The Compensation Committee monitors our incentive compensation programs periodically to ensure that the programs reflect a balanced mix of incentives that discourage unnecessary or excessive risk taking by our management team and by employees throughout the organization. The program is also subject to annual review by the Risk Management Unit of the Office of the Chief Risk Officer, and the Committee is briefed on pertinent risk management topics by our Chief Risk Officer.

Based on our assessment, we do not believe that the risks arising out of our incentive compensation programs are reasonably likely to have a material adverse effect on the Company. We believe our programs are balanced and do not encourage excessive risk taking by the participants that could threaten the value of the Company. This conclusion is supported by the following factors that are specific to our incentive compensation program:

•

We allocate incentive compensation between fixed and variable, annual and long-term, and cash and equity compensation to encourage strategies and actions that are in the Company’s long-term best interests;

•	We determine incentive award payouts based on a variety of performance indicators, thus diversifying the risk associated with any single performance factor;

•	Our incentive plans are not overly leveraged and include appropriate maximum payout caps;

•	We maintain a recoupment policy that provides for the recovery of incentive compensation paid to executive officers in the event of a restatement of our financial statements;

•	We prohibit hedging and pledging of shares by our executive officers and directors to reduce risks to stockholder value; and

•	We maintain stock ownership guidelines to align the interests of our executive officers with those of our stockholders.

2024 PROXY STATEMENT	53

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Stock Ownership Requirements

Our stock ownership guidelines are designed to encourage our NEOs to achieve and maintain a significant equity stake in the Company. The guidelines provide that, within five years of the point of initial service in their position, our CEO and other executive officers should accumulate and hold Company stock equal to a specified multiple of their annual base salary. We believe that our guidelines affirm our commitment to stock ownership and retention as a central element of our compensation philosophy. A summary of our policy and the status of our officers under the policy is provided below:

EXECUTIVE	MULTIPLE OF SALARY	COMPLIANCE STATUS AS OF DECEMBER 31, 2023

CEO	6x Base Salary	Within initial five years of service

Other Named Executive Officers	4x Base Salary	In compliance

Under the stock ownership policy, officers have five years from the point of initial service to meet the ownership guidelines. We count awards under our equity compensation program and Common Stock held in our 401(k) plan toward the ownership guidelines. The Compensation Committee is charged with monitoring compliance with the stock ownership guidelines.

Recoupment of Incentive Compensation

In 2024, the Company adopted a revised Incentive Compensation Recoupment Policy that satisfies the rules promulgated by the NYSE and the SEC pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Recoupment Policy”). The Recoupment Policy provides for the prompt recovery of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the Recoupment Policy is in general limited to any compensation granted, earned, or vested based wholly or in part on the attainment of one or more financial reporting measures. In general, the Company may utilize a broad range of recoupment methods under the policy. The Recoupment Policy does not condition recovery on the fault of the executive officer, but we are not required to recoup amounts in limited circumstances where the Compensation Committee has made a determination that recovery would be impracticable and where (i) we have already attempted to recover such amounts but the direct expenses paid to a third party in an effort to enforce the Recoupment Policy would exceed the amount to be recovered or (ii) the recovery would cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code and applicable regulations. We may not indemnify any such executive officer against the loss of such recovered compensation.

Hedging and Pledging of Company Stock

Our directors and officers are prohibited from hedging the value of our stock pursuant to a formal policy that bars the purchase and sale of puts, calls, options, or other derivative securities based on Company stock, or other transactions related to the monetization of the value of our stock. In addition, our officers and directors are not allowed to pledge Company stock as collateral or acquire Company stock on margin. The Company grandfathered a limited number of pledge transactions that were in effect prior to the adoption of this policy in 2016 for the duration of the outstanding pledge obligation only.

54	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and periodically thereafter to ensure that we understand the financial impact of each program on the Company. Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences. To the greatest extent possible, we structure our compensation programs in a tax efficient manner. Section 162(m) of the Internal Revenue Code generally limits a public company’s corporate income tax deduction to $1 million per year for certain executives, including our NEOs. While tax deductibility is one of several factors the Compensation Committee considers in determining compensation, we have retained the flexibility to provide to provide our executives with competitive compensation arrangements, even if a portion of their compensation is nondeductible.

Equity Compensation Grant and Award Practices

The Committee typically makes equity awards to our senior management team in the March-April timeframe. Other employees are considered for equity awards at intervals throughout the year, including upon hire. As a general matter, the Compensation Committee’s process is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates. Similarly, the Company has never timed the release of material non-public information with the purpose or intent of affecting the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings releases or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to the timing of disclosure.

II. COMPENSATION COMMITTEE REPORT

The Compensation Committee is a committee of Independent Directors that is responsible for oversight and review of our compensation and benefit plans, including plans that cover our named executive officers. The foregoing Compensation Discussion and Analysis is management’s report on the Company’s executive compensation program. The Compensation Committee has reviewed the Compensation Discussion and Analysis with management. Based on this review and the Committee’s discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Milton Berlinski, Chair

Steven T. Mnuchin

Allen C. Puwalski

Peter H. Schoels

2024 PROXY STATEMENT	55

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

III. EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following information is provided for the Company’s principal executive officer, principal financial officer, and the next three highest compensated executive officers of the Company (the “named executive officers” or “NEOs”) for the 2023 fiscal year:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS(2) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL COMPENSATION ($)
Thomas R. Cangemi(1)	2023	1,275,000	3,187,506	—	374,585	4,837,901
Former President and CEO	2022	1,275,000	2,996,246	1,732,000	277,108	6,280,354
	2021	1,150,000	5,058,237	2,156,000	288,066	8,652,303
John J. Pinto(1)	2023	750,000	1,050,005	—	166,747	1,966,752
Senior EVP and CFO	2022	750,000	1,050,006	736,000	100,167	2,636,173
	2021	700,000	1,750,739	735,000	122,985	3,308,724
John T. Adams(1)	2023	600,000	600,008	—	124,565	1,324,573
Senior EVP and President,	2022	600,000	600,002	458,000	46,115	1,704,117
Commercial Real Estate Finance	2021	600,000	550,000	630,000	52,600	1,832,600
Lee M. Smith(5)	2023	900,000	1,125,006	—	562,985	2,587,991
Senior EVP and President of Mortgage	2022	67,482	3,375,009	—	—	3,442,491
Reginald E. Davis(5)	2023	709,615	720,000	—	366,144	1,795,759
Senior EVP and President of Banking	2022	41,154	1,900,005	—	—	1,941,159

(1)

Mr. Cangemi resigned from his position on February 23, 2024. Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024. Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

(2)

The amounts in this column for 2023 reflect the aggregate grant date value of restricted stock awards and performance-based restricted stock units awarded under the Company’s 2023-2025 LTIP covering the NEOs. The performance period for the PBRSUs is 2023-2025. The fair value of all equity awards has been calculated in accordance with FASB Topic ASC 718 using the valuation methodology and assumptions set forth in Note 14 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023. For the PBRSUs, the amounts above were calculated based on the probable outcome of the performance conditions as of the inception date and represent the value of the target number of units granted to each NEO consistent with the estimate of the aggregate compensation cost to be recognized as of the service inception date under ASC 718. For additional information regarding the 2023 equity awards, see “Compensation Discussion and Analysis and the Grants of Plan-Based Awards” table. Under the terms of the applicable equity plan and award agreements, Mr. Cangemi forfeited both components of his 2023-2025 LTIP award, as well as the PBRSU awarded under an LTIP for the 2022-2024 performance period upon his resignation.

(3)	The Compensation Committee did not fund the 2023 STIP. See Compensation Discussion and Analysis and the Grants of Plan-Based Awards table below for additional information concerning the 2023 STIP.

56	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(4)	The following table sets forth the components of the All Other Compensation column in 2023:

EXECUTIVE	DIVIDENDS ON UNVESTED RESTRICTED STOCK ($)	DIVIDEND EQUIVALENTS PAID UPON SETTLEMENT OF PERFORMANCE AWARDS ($)	LIFE INSURANCE IMPUTED INCOME ($)	RETIREMENT PLAN CONTRIBUTIONS ($)	TOTAL ($)
Mr. Cangemi(1)	233,275	115,293	12,817	13,200	374,585
Mr. Pinto(1)	78,707	78,173	4,556	5,311	166,747
Mr. Adams(1)	31,170	74,602	5,593	13,200	124,565
Mr. Smith	272,166	290,819	—	—	562,985
Mr. Davis	154,948	211,196	—	13,200	379,344

(5)

Messrs. Smith and Davis joined the Company on December 1, 2022. Information is provided only for the periods in which Messrs. Smith and Davis were NEOs. Mr. Davis’ base salary was adjusted mid-year during 2023 from $600, 000 to $750,000. See, Compensation Discussion and Analysis for additional information.

2023 Grants of Plan-Based Awards

The following table provides information concerning the opportunities for awards made in 2023 to the named executive officers under the Company’s senior executive incentive compensation program.

EXECUTIVE	AWARD TYPE	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARD: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS AND PBRSUS ($)(4)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Mr. Cangemi(5)	Cash	8/8/23	892,500	1,785,000	2,390,625
	RSA	3/24/23							124,651	1,115,626
	PBRSU	3/24/23				115,748	231,495	347,243		2,071,880
Mr. Pinto(5)	Cash	8/8/23	375,000	750,000	1,012,500
	RSA	3/24/23							41,061	367,496
	PBRSU	3/24/23				38,129	76,258	114,387		682,509
Mr. Adams(5)	Cash	8/8/23	210,000	420,000	630,000
	RSA	3/24/23							23,464	210,003
	PBRSU	3/24/23				21,788	43,576	65,364		390,005
Mr. Smith	Cash	8/8/23	562,500	1,125,000
	RSA	3/24/23							43,994	393,746
	PBRSU	3/24/23				40,853	81,705	122,558		731,260
Mr. Davis	Cash	8/8/23	375,000	750,000
	RSA	3/24/23							28,156	251,996
	PBRSU	3/24/23				26,146	52,291	78,437		468,004

2024 PROXY STATEMENT	57

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(1)

Represents award opportunity levels under the 2023 STIP. On March 19, 2024, the Compensation Committee determined that STIP would not be funded. See Compensation Discussion and Analysis for additional information on the 2023 program. The 2023 STIP award opportunities were based 75% on Company performance relative to budgeted adjusted earnings per shares and 25% on Company performance relative to qualitative performance relative to designated internal and external factors. See Compensation Discussion and Analysis for additional information regarding the 2023 STIP.

(2)

Amounts in this column represent award opportunities (in shares of Common Stock) at target with respect to PBRSUs granted under the 2023 LTIP on March 24, 2023 for the performance period 2023-2025. The award has a value equal to 65% of the dollar value of each officer’s target award opportunity under the Plan. The awards will be earned based on the Company’s performance relative to three designated financial metrics. The awards were granted at the target opportunity level and are subject to adjustment based on actual performance, which will be determined in early 2026. Dividend equivalents are accrued on these awards over the performance period and are paid only to the extent that the related PBRSUs are earned based on performance. The awards will be settled in shares of Common Stock. See Compensation Discussion and Analysis for additional information on the LTIP and the Committee’s award determinations.

(3)

The “All Other Stock Award” column includes the grant date value of shares of restricted Common Stock awarded under the 2023-2025 LTIP on March 24, 2023. The grant date price of the Common Stock was $8.95. In each case, the award had a value equal to 35% of the dollar value of each officer’s target award opportunity under the Plan, and each award vests ratably over three years, beginning on the first anniversary of the grant date. See Compensation Discussion and Analysis for additional information on the LTIP. Cash dividends on restricted shares are paid to participants at the same time dividends are paid to other shareholders.

(4)

Amounts in this column reflect the grant date values of RSAs and PBRSUs awarded under the 2023-2025 LTIP. The fair value of the awards has been calculated in accordance with FASB Topic ASC 718 using the valuation methodology and assumptions set forth in Note 18 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023. For the PBRSUs, the amounts shown above were calculated based on the probable outcome of the performance conditions as of the inception date and represent the value of the target number of units granted to each NEO consistent with the estimate of the aggregate compensation cost to be recognized as of the service inception date under ASC 718.

(5)

Mr. Cangemi resigned from his position on February 23, 2024. Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024. Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

Stock Vested

The following table provides information concerning RSA vesting and the settlement of PBRSUs for the NEOs during the 2023 fiscal year:

	EQUITY AWARD VESTING
EXECUTIVE	SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING ($)(1)
Mr. Cangemi(2)	171,553	1,400,995
Mr. Pinto(3)	84,006	650,355
Mr. Adams(4)	59,004	439,503
Mr. Smith	93,983	876,457
Mr. Davis	94,229	1,045,417

(1)

Represents the aggregate value realized by each executive in 2023 upon (i) the vesting of restricted stock and restricted stock units awarded in prior years and (ii) with respect to Messrs. Cangemi, Pinto and Adams, the settlement of PBRSUs under the 2020-2023 LTIP for the performance period 2020-2022 in shares of Common Stock. Messrs. Smith and Davis joined the Company in December 2022 and, therefore, did not receive a PBRSU award for the 2020-2022 performance period. For Messrs. Smith and Davis, the vested shares also relate to the vesting of awards assumed by the Company in connection with the acquisition of Flagstar.

(2)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(3)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(4)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

58	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information with respect to unvested RSAs, Restricted Stock Units (“RSUs”) and PBRSUs held by the named executive officers as of December 31, 2023. Mr. Cangemi forfeited all unvested and unearned equity awards upon his resignation. The market value is based on the $10.23 closing price of the Common Stock on December 29, 2023, the last trading day of 2023. PBRSUs awarded under the 2021-2023 LTIP with respect to the 2021-2023 performance period are included in the unvested share total as of December 31, 2023. As of December 31, 2023, the named executive officers did not hold any stock options.

EXECUTIVE	AWARD TYPE	NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED	MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($)
Mr. Cangemi(1)	RSA	361,289	3,695,986
	PBRSU	567,231	5,802,773
Mr. Pinto(2)	RSA	120,213	1,229,779
	PBRSU	197,304	2,018,420
Mr. Adams(3)	RSA	49,527	506,661
	PBRSU	121,959	1,247,641
Mr. Smith	RSA/RSU	363,454	3,718,134
	PBRSU	81,705	835,842
Mr. Davis	RSA/RSU	263,698	2,697,631
	PBRSU	52,291	534,937

(1)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(2)	Mr. Pinto ceased serving as Senior Executive Vice President and Chief Financial Officer on April 12, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

Pension Benefits

The following table provides certain information as of December 31, 2022 with respect to each pension plan that provides for payments or other benefits to the named executive officers at retirement:(1)

EXECUTIVE	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE	PRESENT VALUE OF ACCUMULATED BENEFIT ($)
Mr. Cangemi(2)	Retirement Plan	0.4	10,260
Mr. Adams(3)	Retirement Plan	17.5	228,531

(1)

Messrs. Cangemi and Adams participated in frozen pension plans that were sponsored by banks acquired by the Company from 2000-2003. The benefit represents the present value of the executive’s accumulated benefit as of the date the applicable plan was frozen and does not include any additional benefit earned while employed by the Company. All amounts accrued by the Company with respect to the plan reflect the effect of actuarial adjustments only.

(2)	Mr. Cangemi resigned from his position of President and Chief Executive Officer on February 23, 2024.

(3)	Mr. Adams ceased serving as Senior Executive Vice President and President of Commercial Real Estate Finance on April 12, 2024.

Potential Post-Termination Payments and Benefits

Severance Under Employment Agreements

•	Messrs. Cangemi and Pinto

2024 PROXY STATEMENT	59

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

As of December 31, 2023, the Company maintained employment agreements with Messrs. Cangemi and Pinto that were identical in form and which had been in place without modification since 2006. The agreements provided for an initial three-year term and daily extensions so that the contract term was always three years from the then-current date, unless either party provided written notice of non-renewal or termination, at which time the expiration date would become fixed at three years from the date of notice or termination. The employment agreements also provided for the payment, and annual review, of base salary, the provision of employee benefits applicable to executive personnel, and eligibility to participate in incentive and stock-based compensation programs. The employment agreements allowed the Company to terminate the executive’s employment for cause, as defined in, and subject to, procedures outlined in such agreements. The executive would receive no further payments or benefits under his agreement following a termination for cause. Upon the executive’s voluntary termination or death, the executive or his estate would receive only his base salary and other compensation or benefits earned through the date of termination. All payments and benefits contemplated by the agreements were subject to reduction to the extent required by applicable statutes, regulations, rules and directives of federal, state and other governmental and regulatory bodies having jurisdiction over the Company and its affiliates.

Under the agreements, the Company had the right to terminate the executive’s employment if he became disabled. Upon the executive’s termination of employment by reason of his disability, the executive’s full base salary would be continued through the date the executive began to receive benefits under the Company’s long-term disability program. If the executive began to receive long-term disability benefits, the Company was obligated to continue (i) paying the executive the difference between 60% of his base salary and the long-term disability benefit, and (ii) the executive’s employee benefits through the date the agreement would have otherwise expired. The amount shown in the tables that follow represents the undiscounted aggregate benefit of 100% base salary continuation for six months after termination by reason of disability and 60% of base salary continuation for an additional 30 months reduced by the maximum annual long-term disability payments under the Company’s disability plan ($180,000).

The executive could also terminate employment under the agreement for good reason (i.e., under circumstances outlined in the agreement and equivalent to constructive termination), and the Company could also terminate the executive without cause. Upon termination for good reason or termination without cause, if confirmed, the executive would receive a lump sum benefit equal to the sum of base salary and other compensation earned through the termination date, plus the executive’s pro rata share of his annual incentive compensation for the year of termination determined by reference to the highest annual aggregate annual amounts of bonuses or other cash incentive compensation paid to the executive in any of the three calendar years preceding termination of employment. The executive would become entitled to a lump sum payment equal to the sum of (i) three times the highest total compensation paid to the executive during the three preceding years, including bonuses, cash, and stock compensation, and other amounts reported on the executive’s Form W-2 (but excluding income realized from the exercise or disqualifying disposition of stock options); and (ii) three times the average amount contributed by or allocated to the executive under all tax-qualified benefit plans during the three preceding years. The executive also would receive continued medical, dental, and life insurance benefits for a period of 36 months following termination of employment.

If the executive terminated employment due to disability or death within one year after the occurrence of a change in control or within one year after the commencement of preliminary steps leading to an eventual change of control, with the actual change in control taking place within two years after the executive’s termination of employment, the executive or his estate would receive the severance benefits described above, in the same manner as if the executive had terminated employment with good reason.

Section 280G of the Internal Revenue Code of 1986 provides that payments or benefits contingent upon a change in control that equal or exceed three times an executive’s “base amount” (i.e., three times average annual taxable compensation over the five taxable years preceding the change in control) are “excess parachute payments.” Under Section 4999 of the Code,

60	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

an executive who receives an excess parachute payment is subject to a 20% excise tax on the amount received in excess of the base amount, and the Company is unable to deduct a corresponding amount. In the event that any payments or benefits provided to the executives are subject to the excise tax, the employment agreements provided that the executives with indemnification for these excise taxes and any additional income, employment, and excise taxes imposed as a result of the initial indemnification payment. Under certain circumstances an executive’s right to receive payments under his employment agreement were subject to such payments being in compliance with applicable regulations.

•	Mr. Adams

Mr. Adams had entered into an agreement with the Company providing for a three-year term that extended each year for an additional year unless either party gave timely notice of an intention not to extend the term. The employment agreement provided for the payment, and annual review, of base salary and participation in other compensation programs. All payments contemplated by the agreement are subject to compliance with any applicable provisions of the Federal Deposit Insurance Company regulations found in Part 359 of Title 12 of the Code of Federal Regulations (or any successor provisions).

Under the agreement, the Company could terminate the executive’s employment for cause, as defined in, and subject to, procedures outlined in the agreements. The executive would receive no further payments or benefits under his agreement following a termination for cause. Upon the executive’s voluntary termination or termination by reason of death or disability, the executive or his estate would receive unpaid base salary and other compensation or benefits earned through the date of termination.

Mr. Adams could also terminate employment under the agreement for good reason (i.e., under circumstances outlined in the agreement and equivalent to constructive termination), and the Company could also terminate the executive without cause. Upon termination for good reason or termination without cause, the executive would receive a lump sum benefit equal to the base salary the executive would have earned over the then remaining term of the agreement. Mr. Adams would also receive continued medical, dental, and life insurance benefits for a period equal to the remaining term of the agreement. If a termination without cause or for good reason occurred on or after the effective date of a change in control (as defined in the agreement), Mr. Adams would receive a lump sum payment equal to three times his then current base salary and continuation of benefits for a thirty-six-month period. If the change-in control related benefits provided to Mr. Adams under the agreement or otherwise would result in “excess parachute payments” under Section 280G, the agreement would apply a “best net benefits” approach that reduces the payments and benefits to avoid triggering the excise tax if the reduction would result in a greater after-tax amount payable to Mr. Adams as compared to the amount he would receive net of the excise tax if no reduction were made.

•	Messrs. Smith and Davis

Messrs. Smith and Davis entered into substantially similar employment agreements when the Company and Flagstar entered into their merger agreement and the employment agreements became effective on December 1, 2022 when the merger closed. The agreements provided that Messrs. Smith and Davis will serve as Senior Executive Vice Presidents of the Company and as President of Mortgage and President of Banking, respectively, at the bank level. The initial term of each agreement was three years with annual extensions thereafter. Under each agreement, base compensation is subject to annual review. In addition, the agreements specified annual short-term incentive opportunities for Messrs. Smith and Davis at a level not less than 125% and 100% respectively, of base compensation. Both executives were also eligible to participate in the Company’s long-term equity incentive program and to receive employee benefits generally provided to employees of the Company. The agreement also provided for a retention award in the form of a time-based vested restricted stock award when they joined the Company.

2024 PROXY STATEMENT	61

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

If the executive’s employment was terminated by the Company without cause, or upon his resignation of employment for good reason (as defined in the agreement) other than in connection with change in control and subject to execution of a release of claims, he would receive the following payments and benefits: (i) cash severance equal to the sum of his annual base salary and his target annual cash bonus amount under the Company’s short term cash incentive program, (ii) a payment equal to a pro rata portion of his annual cash bonus for the year in which his termination occurs, based on the actual level of achievement of the applicable performance goals and payable on the date that bonuses under the annual cash bonus are paid to officers generally, (iii) reimbursement for health insurance continuation coverage for up to 12 months, and (iv) any unvested portion of his retention award and any other unvested equity awards (including legacy Flagstar awards assumed by the Company) would vest with any performance-based award vesting based on actual performance through the date of termination.

If Mr. Smith or Mr. Davis was terminated without cause, or if either terminated employment for good reason (as defined in the agreement), within the period beginning three months prior to and ending 12 months following a change in control (as defined in the agreement) each executive would receive the payments and benefits outlined above, except that (i) cash severance would equal to two times the sum of his base salary plus the target annual cash bonus amount and (ii) health continuation coverage would be provided for 18 months. If the change in control related benefits provided to each executive under the agreements or otherwise would result in “excess parachute payments” under Section 280G, the agreements would apply a “best net benefits” approach that reduces the payments and benefits to avoid triggering the Section 4999 excise tax if the reduction would result in a greater after-tax amount payable to the executive as compared to the amount he would receive net of the excise tax if no reduction were made.

If Mr. Smith or Mr. Davis terminated employment by reason of death or disability while the agreement is in effect, all outstanding equity awards would vest, including performance awards at the target level.

Mr. Smith and Mr. Davis are also subject to restrictive covenants relating to non-competition and non-solicitation of employees and customers for a period of one year following his termination for any reason, in addition to confidentiality provisions that apply at all times after termination for any reason.

Accelerated Vesting of Equity Awards

Under the Company’s current equity incentive plan, the 2020 Plan, unvested RSAs or RSUs would accelerate and unvested PBRSUs would be deemed to be earned at the target level upon the executive’s death or disability. With respect to a 2021 restricted stock award granted to Mr. Pinto when he assumed his last position at the Company and the 2022 retention awards granted to Messrs. Smith and Davis when they joined the Company, any unvested portion of the outstanding awards would accelerate upon the executive’s termination without cause or for good reason (as defined in their employment agreements). Under the 2020 Plan, upon the occurrence of a change in control, if unvested awards were not assumed by the acquirer, RSAs would vest and unvested PBRSUs would be deemed earned at the greater of target or actual performance over the shortened performance period. If, however, the awards were assumed by the acquirer, the terms of the original award agreement would remain in effect, except that unvested RSAs and PBRSU awards would vest at target upon the executive’s subsequent termination without cause or for good reason within two years after the change in control effective date. All of the awards provide for forfeiture in the event of the executive’s termination for cause or if the executive terminates employment voluntarily without good reason.

62	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Post Termination Benefit Tables

The following table summarize the benefits that would be payable to our NEOs, as of December 31, 2023, in various termination scenarios. The value of all equity-based benefits included in the tables was determined by reference to the $10.23 closing price of the Company Common Stock on December 29, 2023, the last trading day of 2023. The table assumes that, in the event of a change in control, all unvested RSA and RSU awards would vest and all unvested PBRSUs would be deemed earned at target. All cash severance amounts were calculated in accordance with the applicable provisions of each executive’s employment agreement. As noted above, Mr. Cangemi resigned from his position on February 23, 2024. In connection with his termination of employment, no severance was paid under his employment agreement and his unvested or unearned equity awards were forfeited.

	MR. CANGEMI	MR. PINTO	MR. ADAMS	MR. SMITH	MR. DAVIS
Death:
Equity Awards	$9,498,760	$3,248,199	$1,754,302	$4,553,976	$3,232,568
Life Insurance(1)	8,975,000	5,300,000	3,150,000	1,800,000	500,000
Total	18,473,760	8,548,199	4,904,302	6,353,976	3,732,568
Disability:
Employment Agreement	$2,100,000	$1,050,000	$—	$—	$—
Equity Awards	9,498,760	3,248,199	1,754,302	4,553,976	3,232,568
Total	11,598,760	4,298,199	1,754,302	4,553,976	3,232,568
Voluntary Termination Not for Good Reason (including retirement) or Termination for Cause:
Total	—	—	—	—	—
Involuntary Termination by Company without Cause or Resignation by Executive for Good Reason Prior to Change in Control:
Employment Agreement	$19,785,171	$7,573,497	$1,200,000	$2,025,000	$1,500,000
Equity Award Vesting	1,786,035	583,427	—	4,553,977	3,232,568
Company-Paid Benefits(2)	103,000	103,000	68,667	34,333	34,333
Total	21,674,206	8,259,924	1,268,667	6,613,310	4,766,901
Involuntary Termination by Company without Cause or Resignation by Executive for Good Reason Upon or After Change in Control:
Employment Agreement	$19,785,171	$7,573,497	$1,800,000	$4,050,000	$3,000,000
Equity Award Vesting	9,498,760	3,248,199	1,754,302	4,553,977	3,232,568
Company-Paid Benefits	103,000	103,000	103,000	51,500	51,500
Section 4999 Indemnification Payment(3)	15,412,013	5,431,946	—	—	—
Total	44,798,944	16,338,642	3,657,302	8,655,477	6,284,068

(1)

Messrs. Cangemi, Pinto and Adams have entered into split-dollar life insurance agreements with Flagstar Bank as part of the Company’s bank-owned life insurance program, and the indicated death benefit would be payable to a designated beneficiary if death occurred while an active employee. Messrs. Smith and Davis are covered under a legacy Flagstar program that provides an after-tax death benefit.

(2)

For each NEO, “company-paid benefits” represents the Company’s estimated cost for continuation of coverage under Company-sponsored employee benefit program (medical, dental and group life for Messrs. Cangemi, Pinto and Adams and medical for Messrs. Smith and Davis) for the period specified in their employment agreements.

(3)

The Section 4999 indemnification payment is only triggered in circumstances that give rise to an “excess parachute payment” under Section 280G. The employment agreements with Messrs. Smith, Adams, and Davis provide for a “best net benefit” approach to Section 280G and, therefore, do not provide indemnification for Section 4999 liabilities.

2024 PROXY STATEMENT	63

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

CEO Pay Ratio (70:1)

The Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations require us to report information about the ratio between the annual total compensation of our median employee and Mr. Cangemi, our former Chief Executive Officer. For 2023, our last completed fiscal year:

•	Mr. Cangemi’s adjusted total compensation was $4,837,092.

•	The total compensation of the employee we identified as our median employee was $68,915.

•	Based on the foregoing, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 70 to 1.

We used the following methodology to identify our median employee and determine our median employee’s total compensation:

•

We selected December 31, 2023 as our determination date. As of December 31, 2023, we had 9,030 employees, including all full time, part-time, seasonal and temporary employees and certain former employees of Signature Bank who became employees of Flagstar Bank in 2023.

•

As permitted by SEC regulations, we selected a “consistently applied compensation measure” to identify our median employee. The compensation measure we used to identify our median employee was “base compensation” which applies uniformly to all of our employees. We annualized base compensation for full-time and part-time employees who did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•

After identifying the median employee, we analyzed the median employee’s total compensation by applying the methodology applicable to determining our CEO’s total compensation in the Summary Compensation Table, subject to the adjustment described below. Based on this analysis, the annual total compensation of our median employee was $68,915.

The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC regulations. Our peers may report pay ratios that are not directly comparable to ours as a result of differences in the composition of each company’s workforce and the assumptions and methodologies used in calculating the pay ratio as permitted by SEC regulations.

64	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

IV. PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation
S-K,
the Company is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, see
Compensation Discussion and Analysis
.
The following table reports the compensation of our CEO and the average compensation of the other named executive officers (the “Other NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” (or “CAP”) as calculated pursuant to recently adopted SEC rules, and certain performance measures required by the rules.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($) (1) (MR. CANGEMI)	COMPENSATION ACTUALLY PAID TO CEO ($) (2) (MR. CANGEMI)	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($) (MR. FICALORA)	COMPENSATION ACTUALLY PAID TO CEO ($) (MR. FICALORA)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NAMED EXECUTIVE OFFICERS ($) (3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NAMED EXECUTIVE OFFICERS ($) (4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($) (6)	EPS
							TOTAL SHAREHOLDER RETURN ($) (5)	S&P U.S. BMI BANK INDEX ($)
2023	4,837,091	6,324,186	—	—	1,918,769	2,473,292	110.61	107.32	(79,000)	(0.16)
2022	6,280,354	4,408,948	—	—	4,504,698	3,471,410	87.19	98.38	650,000	1.26
2021	8,652,305	9,452,320	—	—	2,653,231	2,993,324	115.54	118.61	596,000	1.20
2020	—	—	5,095,874	(6,769,897)	2,607,607	2,383,152	94.18	87.24	511,000	1.02

(1)
Amounts reported in “Summary Compensation Table Total for CEO Cangemi” and “Average Summary Compensation Table Total for
non-CEO
Named Executive Officers” for the year 2023 are derived from total compensation amounts in the Summary Compensation Table (the “SCT”) on page 56 of this proxy statement.

(2)
Thomas R. Cangemi
is the CEO for 2023, 2022 and 2021, and
Joseph R. Ficalora
is the CEO for 2020.
The Non-CEOs for 2023 are listed in the Summary Compensation Table on page 56 of this proxy statement. The Non-CEOs for 2022 are Robert Wann, John J. Pinto, John T. Adams, Lee Smith, and Reggie Davis. The Non-CEOs for 2021 are Robert Wann, John J. Pinto, John T. Adams, and R. Patrick Quinn. The Non-CEOs for 2020 are Robert Wann, Thomas R. Cangemi, John J. Pinto and John T. Adams.
Mr. Cangemi resigned from his position on February 23, 2024 and, as a result, forfeited stock awards having a total value of $
3,817,507
, which reduces his total compensation paid to him to $
1,019,585
.

(3)	The 2022 Average Summary Compensation Table Total for the Non-CEO Named Executive Officers included an error which has been corrected.

(4)
The amounts reported in these columns represent the amount of Compensation Actually Paid to Mr. Cangemi and Mr. Ficalora, and average amount of Compensation Actually Paid to Other NEO’s as computed in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Cangemi and the Other NEO’s during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to the summary compensation table to determine the Compensation Actually Paid:

ADJUSTMENTS	CEO 2023	AVERAGE OF OTHER NEOs 2023
• Summary Compensation Table Total	$4,837,091	$1,918,769
• Pension values as report in SCT	—	—
• Fair value of equity awards granted during fiscal year	(3,187,506)	(873,755)
• Pension value attributable to current years’ service and any change in pension value attributable to plan amendments made in current year	—	—
• Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	3,643,374	998,717
• Dividends paid on stock in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	356,844	69,738
• Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	748,744	319,017

2024 PROXY STATEMENT	65

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

ADJUSTMENTS	CEO 2023	AVERAGE OF OTHER NEOs 2023
• Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(74,361)	(40,806)
• Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	—	—
• Compensation Actually Paid	$6,324,186	$2,473,292

(5)
The Peer Group TSR set forth in this table utilizes the S&P U.S. BMI Banks Index (assuming reinvestment of all dividends), which we also utilize in the stock performance graph required by Item 201(e) of Regulation
S-K
included on page 43 of our Annual Report on Form
10-K/A
for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the S&P U.S. BMI Banks Index, respectively, and assumes reinvestment of all dividends. Historical stock performance is not necessarily indicative of future stock performance.

(6)	Net Income as reported on pages 78-82 of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023.
Financial Performance Measures
As described in greater detail in the
Compensation Discussion and Analy
sis
, the metrics that the Company uses for both our short- and long-term incentive plans are selected to drive the creation of shareholder value through positive business results. The most important financial performance measures used by the Company to link Compensation Actually Paid to NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

1.	Pre-tax operating earnings

2.	Return on Average Tangible Assets (“ROATA”)

3.	EPS Growth

4.	Return on Average Tangible Common Equity (“ROATCE”)
Pay Versus Performance Relationship Disclosures
In accordance with SEC rules, the following charts illustrate how the compensation actually paid of our Named Executive Officers aligns with the Company’s financial performance as measured by total shareholder return (TSR), net income, and EPS.
Compensation Actually Paid compared to TSR:

66	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Compensation Actually Paid compared to Net Income:

Compensation Actually Paid compared to EPS:

2024 PROXY STATEMENT	67

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 1: Election of Directors

All persons standing for election as directors were unanimously nominated by the Nominating and Corporate Governance Committee. No director nominee being nominated as a director is being proposed for election pursuant to any arrangement or understanding between any such director nominee and the Company. Mr. Berlinski was nominated to the Board by the Reverence Investors to serve as a director on the Board pursuant to the Reverence Investors’ rights under the Reverence Investment Agreement.

The Board of Directors currently consists of nine members. All directors presently serve as directors of the Company and the Bank. Directors of the Board are elected for staggered terms of three years each, with the term of office of one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.	The board of directors recommends that you vote “for” the election of each of the nominees named in this proxy statement.

The nominees proposed for election at this year’s Annual Meeting are Milton Berlinski, Alan Frank, and Jennifer R. Whip.

The Nominating and Corporate Governance Committee approved, and recommended to the Board of Directors, the director nominees standing for election at the 2024 Annual Meeting. All of the nominees proposed for election at the 2024 Annual Meeting are current members of the Board, and the Company received no nominations from shareholders for the election of directors to the Board.

In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve. If a nominee is not elected by the requisite vote, he must tender his or her irrevocable contingent resignation, and the Board, through a process originated by the Nominating and Corporate Governance Committee, will decide whether to accept the resignation. It is intended that the shares represented by the enclosed proxy card, if executed, dated, and returned without voting instructions, will be voted “FOR” the election of each of the nominees proposed by the Board of Directors.

68	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

VOTE REQUIRED FOR APPROVAL

Directors will be elected by a majority of the votes cast in connection with their election.

The following table indicates the names, ages, tenure, and principal professional experience of the current members of our Board of Directors as of the Record Date:

NAME	AGE	DIRECTOR SINCE	PRINCIPAL PROFESSIONAL EXPERIENCE
Milton Berlinski	67	2024	Investment Banking
Alessandro P. DiNello	69	2022	Banking
Alan Frank	72	2024	Auditing
Marshall J. Lux	63	2022	Banking, Insurance, FinTech
Steven T. Mnuchin	61	2024	Investment Banking, Government
Joseph Otting	66	2024	Banking, Government, Regulatory
Allen Puwalski	59	2024	Banking, Forensic Accounting, Regulatory
Peter H. Schoels	49	2022	Investment Banking
Jennifer R. Whip	63	2022	Mortgage Lending

2024 PROXY STATEMENT	69

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The following table presents a summary of the various experience, expertise, and/or attributes of our Board members as of the Record Date:

SKILLS, EXPERIENCE AND ATTRIBUTES OF OUR BOARD OF DIRECTORS	TOTAL

Leadership / Executive Management Experience operating in an executive leadership position demonstrating the ability to understand and direct business operations, analyze risk, manage human capital, oversee implementation of organizational change and deliver strategic plans.	9

Financial Services / Banking Industry Board or management experience in retail banking, commercial banking, mortgage lending, mortgage servicing, consumer lending, small business banking, investment banking and/or other financial services.	9

Technology / Systems Leadership and understanding of technology, digital platforms and cyber risk	6

Public Accounting and Financial Reporting Experience assessing or overseeing performance of companies or public accounting firms regarding preparation, auditing or evaluation of financial statements	9

Public Company Corporate Governance Experience serving as a board member or senior executive at a public company and/or experience with public company governance issues, policies and best practices.	9

Business Operations and Strategic Planning Experience setting long-term corporate vision and goals, developing products and services, evaluating competitive position and assessing progress toward achievement	9

Compliance / Regulatory / Legal Experience with regulated businesses, regulatory requirement and compliance, legal expertise, and relationships with federal and state agencies.	9

Risk Management Significant understanding and experience with identification, assessment and oversight of risk management programs and practices	8

Real Estate / Housing Board or management experience in multi-family real estate and lending, commercial real estate and lending, construction and industrial real estate and lending, residential mortgage lending, and mortgage servicing	8

Sustainability, Charitable, or other Corporate Responsibility Experience and leadership in embracing corporate responsibility and encouraging a positive impact through philanthropic efforts, volunteering, charitable giving, and other activities related to the environment, consumers, employees, and communities.	6

Human Capital Management and Compensation Understanding executive compensation issues, succession planning, talent management and development	7

70	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

DIRECTOR QUALIFICATIONS AND BUSINESS EXPERIENCE

The following provides information about each member of the Company’s Board of Directors, including their business experience, and additional information about the specific experience, qualifications, attributes, or skills that led to the Board’s conclusion that each should serve as a director of the Company. Ages presented are as of the Record Date.

Nominees:

Director since: 2024 Age: 67 Committees: Compensation (Chair) Nominating and Corp. Governance

Milton Berlinski

BUSINESS EXPERIENCE:

Mr. Berlinski has served as an independent member of the Boards of Directors of the Company and Bank since March 11, 2024. In addition to chairing the Compensation Committees, he is a member of the Nominating and Corporate Governance Committees of the Company and Bank Boards.

Mr. Berlinski in 2013 co-founded Reverence Capital Partners, L.P., a private investment firm focused on three complementary strategies: (i) financial services-focused private equity, (ii) opportunistic, structured credit, and (iii) real estate solutions. Reverence Capital Partners, L.P. manages in excess of $10 billion in assets under management and focuses on thematic investing in leading global financial services businesses. Mr. Berlinski co-founded Reverence Capital Partners, L.P. after concluding a 26-year career at Goldman Sachs. He joined Goldman Sachs in 1986 and served as a founding member of the Financial Institutions Group in Investment Banking, focusing on banks, consumer and commercial finance companies, asset management, insurance, and capital markets. Mr. Berlinski also served as Head of Strategy and Corporate Development both before and after Goldman Sachs’ IPO, assisting the firm’s Executive Office and division leaders to create and execute a strategy to build out Goldman Sachs’ global footprint. For the final 10 years of his Goldman Sachs tenure, Mr. Berlinski had global responsibility for coverage of the firm’s financial sponsor and hedge fund clients, overseeing a dramatic increase in revenue from the business and working alongside Goldman Sachs’ Merchant Banking team on co-investment opportunities in transactions involving the firm’s clients.

Mr. Berlinski has led or executed over 300 transactions in financial services across all subsectors, including numerous strategic acquisitions by Goldman Sachs. Mr. Berlinski was a member of the Operating Committee and the Compensation Committee during his time at Goldman Sachs. He received a BA in engineering from California State University, Northridge, in 1978 and an MBA from the Wharton School of the University of Pennsylvania in 1980.

Mr. Berlinski serves on the board of directors for Russell Investments, Venerable Holdings (HoldCo), Transact, Osaic (f/k/a Advisor Group), DMG Bancshares, Ministry Brands, Allspring Global Investments, CAIS, SEIA, and EverBank (f/k/a TIAA Bank). He formerly served on the board of directors for Kabbage, Obra Capital, Diamond Resorts, and Victory Capital (NASDAQ: VCTR). He also serves on the board of the Ronald McDonald House, the Advisory Board of the Wharton School and The Mount Sinai Department of Surgery Advisory Board. He is a board member of the New America Alliance, supporting Latino leadership in entrepreneurship, corporate America, and public service. In addition, he serves on the board of directors of Sponsors for Educational Opportunity (SEO), which has made a lifetime of achievement possible for nearly 20,000 talented young people from underserved and underrepresented communities around the United States.

QUALIFICATIONS:

Mr. Berlinski brings years of banking and acquisitions experience to the Company advancing the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

2024 PROXY STATEMENT	71

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2024 Age: 72 Committees: Audit (Chair) Risk Assessment

Alan Frank

BUSINESS EXPERIENCE:

Mr. Frank has served as an independent member of the Boards of Directors of the Company and Bank since March 19, 2024. In addition to chairing the Audit Committees, he is also a member of the Risk Assessment Committees of the Company and Bank Boards.

Mr. Frank is a retired Audit Partner from Deloitte & Touche where he was employed for 40 years. While at Deloitte, Mr. Frank led audit service teams from 1983 to 2012 and the Southern California consumer business and middle market audit practices from 1986 through 2010. He is also a former member of the board and audit committee chairman of OneWest Bank Group LLC and CIT Group Inc. Currently, he is a member of the board and audit committee chairman of Andalusian Credit Company, LLC, a privately held financial services company whose principal business consists of senior secured loans to middle market companies.

Mr. Frank graduated from the University of Southern California with a Bachelor of Science Degree.

QUALIFICATIONS:

Mr. Frank brings significant experience in auditing, mergers and acquisitions, financial reporting matters, initial public offerings and high growth companies to the Company advancing the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

72	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2022 Age: 63 Committees: Audit Nominating and Corp. Governance Risk Assessment Technology

Jennifer R. Whip

BUSINESS EXPERIENCE:

Ms. Whip has served as an independent member of the Boards of Directors of the Company and the Bank since December 1, 2022. She previously joined the boards of Flagstar Bank, F.S.B. and Flagstar Bancorp, Inc. in 2017. She is also a member of the Audit, Nominating and Corporate Governance, Risk Assessment, and Technology Committees of the Company and Bank.

Ms. Whip is a principal with Cambridge One, LLC, and was a long-time executive with Fannie Mae. In her 26 years with the Fannie Mae she held numerous key roles, including leading nationwide single-family business development strategies, managing relationships with some of Fannie’s largest lenders, developing lending solutions to underserved communities, and directing lender management and strategic initiatives for Fannie Mae’s eChannel. At Garrett, McCauley & Co., a consulting firm to the financial services industry, she was part of a team that helped banks and mortgage lenders increase revenues, control costs, and better manage risks. She was a founding member of the Fannie Mae Diversity Advisory Council, an executive sponsor of the INDUS Employee Resource Group at Fannie Mae, an employee resource group for Fannie Mae employees of Indian and Pakistani descent, and a former advisory board member of the Neighborhood Housing Services of New York City. She also currently holds the Certified Mortgage Banker designation from the Mortgage Bankers Association (MBA). She received awards from Fannie Mae for volunteerism, as well as for her support of its Hispanic Networking Group.

QUALIFICATIONS:

Ms. Whip provides broad experience in housing finance, strategic initiatives and risk management bringing varied perspective to the Board’s oversight over these principal business areas, furthering the Board’s objectives of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank

2024 PROXY STATEMENT	73

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Current Directors:

Director since: 2022 Age: 69 Committees: Technology Executive (Chair) Credit (Bank Board)

Alessandro P. DiNello

BUSINESS EXPERIENCE:

Mr. DiNello became the Chairman of the Board and Bank Boards as of April 1, 2024, having served as President and Chief Executive Officer of the Company from February 29, 2024 through March 31, 2024, Executive Chairman from February 7, 2024 through March 31, 2024, and as Non-Executive Chairman from December 1, 2022 through February 6, 2024. He serves on the Executive, Technology and Credit Committees of the Company and the Bank Boards. Prior to the merger of Flagstar Bancorp, Inc. with and into the Company on December 1, 2022, he served as President, CEO, and a director of Flagstar Bank, F.S.B. (now chartered as Flagstar Bank, N.A.) and Flagstar Bancorp, Inc. since mid-2013. Before that, he was President and Chief Administrative Officer of Flagstar Bank, and for a number of years Executive Vice President of that bank’s Retail Banking. Under his leadership, Flagstar consistently delivered solid results, underpinned by careful, thoughtful growth and industry-leading risk management.

During his career at Flagstar Bank, he served as head of branch banking, retail product strategy, marketing, communications, internet banking, and branch expansion. He also was in charge of the bank’s technology, operations, and commercial units. Additionally, he led the government affairs and community relations initiatives.

His business affiliations include membership on the Board of Directors of Business Leaders of Michigan, the Detroit Regional Chamber and its Economic Development CEO Advisory Board, and the City of Detroit Mayor’s Workforce Development Board. He is a founding member of the Detroit Sports Organizing Corp., and serves as co-chair of the Economic Development Strategy Task Force of the Metropolitan Affairs Coalition. He is a past director of both the Western Michigan University Foundation and the National Board of Trustees of the Crohn’s & Colitis Foundation where he served on the Executive Committee as Treasurer and as chairman of the Finance Committee.

He is a recipient of the Honoree Award from the Crohn’s & Colitis Foundation, the Outstanding Alumni Achievement Award from Haworth College of Business, the Distinguished Alumni Award from Western Michigan University, the Humanitarian Award from the Michigan Roundtable for Diversity & Inclusion, the Courage in Leadership Award from the North Oakland (Michigan) NAACP, the Partner in Progress Award from the City of Pontiac, Michigan, the Regional Ambassador Award from the Southeast Michigan Council of Governments, and the Troy Community Champion Award from the Troy Community Foundation. His most recent recognition was the Maverick Award which he received from the Florida Minority Reinvestment Coalition.

QUALIFICATIONS:

Mr. DiNello’s experience and intimate knowledge of the Company’s business and operations provide the Board specific experience and expertise that are beneficial to the Company and the Bank.

74	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2022 Age: 64 Committees: Audit Risk Assessment Technology (Chair) Other Public Company Directorships: Mphasis Corporation

Marshall J. Lux

BUSINESS EXPERIENCE:

Mr. Lux has been an independent member of the Boards of Directors of the Company and Bank since February 23, 2022. In addition to Chairing the Technology Committee, he also serves as a member of the Audit and Risk Assessment Committees of the Company and Bank Boards.

Mr. Lux is a prominent financial services industry professional whose career spans nearly four decades and crosses a broad variety of financial industry subsectors, including consumer finance, commercial banks, insurance companies, broker/dealers, wealth and asset management firms, card companies, private equity, and FinTechs. Mr. Lux’s experiences at McKinsey & Company and elsewhere during his career included advising financial institutions regarding various risk and compliance matters, including in consumer compliance matters relating to retail banking, mortgage lending, and other lending. Throughout his career he has built strong relationships as a trusted advisor to C-suite executives.

He attended Princeton University as an undergraduate and Harvard Business School for his graduate studies. Upon graduating from Harvard in 1986, Mr. Lux began working at McKinsey & Company, where he advised companies on core strategies and operational issues, including with respect to consumer compliance issues, mergers and merger integration, new product design and rollout, expense management, credit quality, crisis management, and capital initiatives.

Mr. Lux left McKinsey as a Senior Partner after nearly 20 years to join one of his clients, J.P. Morgan, as Global Chief Risk Officer for Chase Consumer Bank. In this capacity, he managed a staff of 10,000 employees around the world, reported to the Company’s Board of Directors, and worked hand-in-hand on the Consumer Bank risk strategy with CEO Jamie Dimon. During his tenure at JP Morgan, he developed a number of risk strategies and models which helped successfully steer the bank through the mortgage crisis, also advising regarding various consumer compliance matters relating to JPMC’s mortgage lending.

In 2009 he left J.P. Morgan to return to his consulting roots with the Boston Consulting Group (“BCG”) where he was their first directly elected Senior Partner, advising many of the same financial services companies that he had advised earlier in his career. At BCG, Mr. Lux continues his focus on advising financial service companies, including residential mortgage lenders and other consumer credit providers.

In 2014, he transitioned from a Senior Partner at BCG to a Senior Advisor. He currently is a member of the board of directors of Mphasis (NSE: MPHASIS), and previously served on the former publicly-traded global IT company, DHB Capital Corp. Additionally, he serves on the boards of a privately-held small business lender and a privately held global IT platform solutions company. He is also a director of the Guardian Life Mutual Funds, a wealth management arm of the Guardian Life Insurance Company. In addition to his board involvement, Mr. Lux also advises a number of FinTech companies that are involved in payment systems, mortgage lending, digital assets, cybersecurity, and wealth management.

QUALIFICATIONS:

Mr. Lux’s experience and contributions advance the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

2024 PROXY STATEMENT	75

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2024 Age: 61 Committees: Compensation Executive Nominating and Corp. Governance (Chair) Credit (Bank Board)

Steven T. Mnuchin

BUSINESS EXPERIENCE:

Secretary Mnuchin has served as an independent member of the Company and Bank Boards since March 11, 2024, and currently serves as the Boards’ Lead Independent Director as well as the Chair of the Nominating and Corporate Governance Committees of the Company and the Bank Boards. He also serves as a member of the Compensation and Executive Committees of the Company and Bank Boards and as a member of the Credit Committee of the Bank’s Board.

Secretary Steven T. Mnuchin serves as the Founder and Managing Partner of Liberty Strategic Capital and chairs the firm’s Investment Committee. Liberty Strategic Capital is a Washington, DC-based private equity firm focused on strategic investments in technology, financial services and fintech, and new forms of content.

In addition to serving as a director of New York Community Bancorp, Inc. and its subsidiary, Flagstar Bank, N.A., Secretary Mnuchin currently serves on the boards of directors of Liberty Strategic Capital portfolio companies Cybereason Inc. (since 2021), Satellogic Inc. (since 2022), and Zimperium, Inc. (since 2022). He previously served on the boards of directors of Contrast Security, Inc. (2022-2023) and BlueVoyant, Inc. (2022-2023).

Prior to founding Liberty, Mr. Mnuchin served as the 77th Secretary of the Treasury from February 2017 through January 2021.

As Secretary, Mr. Mnuchin was responsible for leading the U.S. Treasury, whose mission is to maintain a strong economy, foster economic growth, and create job opportunities by promoting the conditions that enable prosperity at home and abroad. He was also responsible for strengthening national security by combating economic threats and protecting the U.S. financial system, as well as managing the U.S. Government’s finances. Mr. Mnuchin also oversaw Cybersecurity for the financial services sector and all Treasury bureaus including the IRS.

Secretary Mnuchin played a pivotal role in shaping and advancing the Administration’s economic agenda, including the passage and implementation of the Tax Cuts and JOBS Act and the CARES Act. He also led the Treasury Department’s regulatory reform efforts. Secretary Mnuchin was chair of the Committee on Foreign Investment in the United States (CFIUS) and was a member of the National Security Council. He was responsible for using economic tools to combat terrorist financing and other threats to the United States and its allies.

Prior to his confirmation, he served as Founder, Chairman, and Chief Executive Officer of Dune Capital Management. He founded OneWest Bank Group LLC and served as its Chairman and Chief Executive Officer until its sale to CIT Group Inc. Earlier in his career, Secretary Mnuchin worked at The Goldman Sachs Group, Inc., where he was a Partner and served as Chief Information Officer, with responsibility for the firm’s global information and technology strategy and operations. He has extensive experience in global financial markets and investments.

Secretary Mnuchin is committed to philanthropic activities and previously served as a member of the board of directors of the Museum of Contemporary Art Los Angeles (MOCA), the Whitney Museum of Art, the Hirshhorn Museum and Sculpture Garden on the National Mall, the UCLA Health System, the New York Presbyterian Hospital, and the Los Angeles Police Foundation.

Secretary Mnuchin was born and raised in New York City. He holds a BA from Yale University.

QUALIFICATIONS:

With his extensive experience in corporate finance, investment banking, technology and government, Secretary Mnuchin brings valuable insight to the Board of the Company in overseeing a wide range of banking, investment, governance, and cybersecurity matters, and furthers the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

76	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2024 Age: 66 Committees: Executive Technology Credit (Bank Board)

Joseph M. Otting

BUSINESS EXPERIENCE:

Mr. Otting serves as President and Chief Executive Officer of the Company and the Bank, having been appointed to this position effective as of April 1, 2024. He became an employee of the Company on March 6, 2024, and he has served as a member of the Boards of the Company and Bank since March 11, 2024, he also serves as a member of the Technology and Executive Committees of the Company and Bank Boards and as a member of the Bank Board’s Credit Committee.

Mr. Otting is an American businessman and government official having served as the 31st Comptroller of the Currency from November 2017 to 2020.

Prior to becoming Comptroller of the Currency, Mr. Otting was an executive in the banking industry. He served as President of CIT Bank and Co-President of CIT Group Inc. from August 2015 to December 2015.

Mr. Otting previously was President, Chief Executive Officer, and a member of the board of directors of OneWest Bank, N.A. Prior to joining OneWest Bank, he served as Vice Chairman of U.S. Bancorp, where he managed the Commercial Banking Group and served on U.S. Bancorp’s Executive Management Committee. He also served as a member of U.S. Bank’s main subsidiary banks’ board of directors.

From 1994 to 2001, Mr. Otting was Executive Vice President and Group Head of Commercial Banking at Union Bank of California. Before joining Union Bank, he held positions in branch management, preferred banking, and commercial lending at Bank of America.

Mr. Otting has played significant roles in charitable and community development organizations. He has served as a board member for the California Chamber of Commerce, the Killebrew-Thompson Memorial Foundation, the Associated Oregon Industries, the Oregon Business Council, the Portland Business Alliance, the Minnesota Chamber of Commerce, and Blue Cross Blue Shield of Oregon. He was also a member of the Financial Services Roundtable, the Los Angeles Chamber of Commerce, and the Board and Executive Committee of the Los Angeles Economic Development Corporation. He currently serves on the Governing Board of Directors of Operation Hope and a board member of OASIS. He is the Chairman of the Board of Andalusian Credit Company and a board member of Talino Labs and Blockchain.

Mr. Otting holds a bachelor of arts in management from the University of Northern Iowa and is a graduate of the School of Credit and Financial Management, which was held at Dartmouth College in Hanover, New Hampshire.

QUALIFICATIONS:

Mr. Otting’s extensive banking, government and regulatory experience and contributions advance the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

2024 PROXY STATEMENT	77

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2024 Age: 59 Committees: Audit Compensation Risk Assessment (Chair)

Allen C. Puwalski

BUSINESS EXPERIENCE:

Mr. Puwalski has served as an independent member of the Boards of the Company and Bank since March 11, 2024. He also serves as Chair of the Risk Assessment Committees as well as a member of the Audit and Compensation Committees of the Company and Bank Boards.

Mr. Puwalski started his 30-year career in banking as a field examiner and capital markets specialist for the FDIC in its New York region following the commercial real estate crisis of the late 1980s. When he left the FDIC in 2004, he was the Chief of Bank Analysis in the FDIC’s Division of Insurance and was managing the analysis, publications, and policy development of a 15-person multi-disciplinary team of PhD economists, CPAs, CFAs, and commissioned bank examiners. The substantive work of this group included bank failure projection modeling, early development of bank stress testing, and the quantitative justification for risk-based deposit insurance pricing.

After several years as a global financial sector team lead for CFRA, an independent research firm specializing in forensic accounting research and analytics, Mr. Puwalski joined Paulson and Co. in 2007 as the firm’s first financials sector specialist. At Paulson, Mr. Puwalski executed complex transactions with high returns across the full capital structure in both liquid and PE-style investing in the U.S. and Europe. Mr. Puwalski was also a director at OneWest Bank, N.A. prior to its sale to CIT Group Inc. in 2015, and headed the community bank strategy for SoFi Technologies during its bank chartering and listing process.

At present, Mr. Puwalski is a founding partner of Cybiont Capital, LLC, a company specializing in fundamental bank analysis and advising in community bank investing.

Mr. Puwalski earned a Bachelor of Arts degree in economics and certificate of finance from the University of Maryland, Baltimore County, and he is a Chartered Financial Analyst.

QUALIFICATIONS:

With his extensive experience in banking, finance, forensic accounting, and regulatory examinations, Mr. Puwalski brings valuable insight to the Board of the Company and furthers the Board’s objectives of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

78	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director since: 2022 Age: 50 Committees: Compensation Nominating and Corp. Governance Credit (Chair) (Bank Board)

Peter H. Schoels

BUSINESS EXPERIENCE:

Mr. Schoels has served as an independent member of the Boards of the Company and the Bank since December 1, 2022. He joined the boards of Flagstar Bank, F.S.B. (now chartered as Flagstar Bank, N.A.) and Flagstar Bancorp, Inc. in 2013. He is also a member of the Compensation and Nominating and Corporate Governance Committees of the Company and the Bank Boards, and serves as Chair of the Credit Committee of the Bank Board.

Mr. Schoels has been a managing partner of MP Global Advisers since 2009 and a partner since 2002. He also serves on the Investment Committee of MaltinPatterson Global Advisors, and is Portfolio Manager of MatlinPatterson’s control and illiquid investments. Prior to MatlinPatterson, he was a vice president of Credit Suisse’s Global Distressed Securities Group, and before that a director of Finance and Strategy of Itim Group Plc. Earlier in his career, he was manager of mergers and acquisitions for Ispat International NV, now ArcelorMittal.

QUALIFICATIONS:

With his background in supervising investments in distressed companies, and service as a director of a publicly traded company, Mr. Schoels provides the Board with the perspective of a major shareholder and seasoned investor that has intimate knowledge of the Company’s business and operations furthering the Board’s objectives of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company and the Bank.

2024 PROXY STATEMENT	79

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Reginald E. Davis. Mr. Davis, age 61, joined the Company as Senior Executive Vice President and President of Banking on December 1, 2022. In this role, he is responsible for all non-mortgage lending, Government Banking, Treasury Management, strategic alliances, and all of Retail Banking. From April 2020 until the December 2022 Flagstar Bancorp, Inc. merger, Mr. Davis was Executive Vice President and President of Banking at Flagstar Bank F.S.B.

Mr. Davis has 35 years of banking experience, including at SunTrust, now Truist, where he was head of business banking. He also served as President of RBC Bank USA, the U.S. banking division of the Royal Bank of Canada, and as a senior executive and member of the Operating Committee for Wachovia (now Wells Fargo), where he held a number of senior roles. He started his banking career at First Union Bank.

Mr. Davis serves on the board of the Lincoln Financial Group and is a member of the 100 Black Men of Atlanta. Previously, he served as chair of the Morehouse College Dean’s Advisory Board and as a board member of the Atlanta Chamber of Commerce. He also serves as a member of the Board of Directors of the Flagstar Bank Foundation.

His past recognitions include being named by Black Enterprise Magazine as one of the 75 most powerful African Americans in corporate America, and in 2021 by Savoy Magazine in its list of Most Influential Black Corporate Directors.

Craig Gifford. Mr. Gifford, age 56, joined the Company as Senior Executive Vice President and Chief Financial Officer on April 12, 2024. Mr. Gifford brings more than 30 years of banking experience, most recently as EVP, Enterprise Operations with U.S. Bancorp where he led all physical operations, including the distribution strategy for the bank’s branch and ATM network. Previously, he served as U.S. Bancorp’s Corporate Controller, and prior to that, as Chief Accounting Officer and Corporate Controller for Guaranty Financial Group, following a 13-year career in the financial services group of Ernst and Young LLP. Mr. Gifford brings proven experience in navigating challenging financial environments, including raising capital and delivering profitable results

Mr. Gifford graduated from the University of Texas at Austin with a business degree. He is a certified public accountant.

Bryan L. Marx. Mr. Marx, age 48, joined the Company as Executive Vice President and Chief Accounting Officer in connection with the completion of the Company’s acquisition of Flagstar Bancorp, Inc. on December 1, 2022. From 2013 to November 30, 2022, Mr. Marx served as Chief Accounting Officer of Flagstar. Prior to joining Flagstar, he was in public accounting for 15 years most recently with PricewaterhouseCoopers LLP as a senior manager in their Banking and Capital Markets practice working with clients in the Detroit area and overseas.

Mr. Marx currently serves on the board of Boys Hope Girls Hope in Detroit, an organization centered on cultivating youth empowerment through the foundation of education and holistic support.

Mr. Marx graduated from Michigan State University with a Bachelor of Arts degree in accounting and previously served on the Michigan State University Accounting and Information Systems External Advisory Board. He is also a member of the American Institute of Certified Public Accountants and the Michigan Association of Certified Public Accountants.

Bao Nguyen. Mr. Nguyen, age 42, joined the Company as Senior Executive Vice President, General Counsel and Chief of Staff on April 12, 2024. Mr. Nguyen brings more than 15 years of experience as a financial services attorney. Most recently he served as a Partner for Skadden, Arps, Slate, Meagher & Flom LLP where he advised global and regional financial institutions, fintech and digital asset companies and private equity firms on the regulatory aspects of complex transactions, charters, compliance matters and enforcement issues. Prior to joining Skadden, he held senior positions with the Office of the Comptroller of the Currency (OCC), including as acting Chief Counsel and, most recently, as Principal Deputy Chief Counsel. During his time at the OCC, he oversaw significant policy decisions, rulemaking, transaction reviews and enforcement matters.

80	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Earlier in his career Mr. Nguyen served as Senior Counsel at the Board of Governors of the Federal Reserve System, and as a Banking Fellow in the U.S. Senate, negotiating key reforms to the U.S. regulatory framework as part of the Dodd-Frank Act.

Mr. Nguyen graduated from North Carolina State University with a Bachelor of Arts in History and a law degree from UNC-Chapel Hill School of Law.

Scott Shepherd. Mr. Shepherd, age 61, joined the Company as Senior Executive Vice President and Head of Commercial Real Estate Lending on April 15, 2024. Mr. Shepherd is a senior executive with a more than 20-year track record building and leading teams in commercial real estate, creating value through lending, debt restructuring, workouts and acquisitions. Most recently, he served as Managing Director, The Ruth Group, a commercial real estate investor and operator, where he focused on securing debt and equity financing to acquire value-add office and industrial conversion properties and complex restructurings. Prior to that he founded Archbell Capital, a commercial real estate bridge lender focused on institutional quality deal sponsors across property types.

Mr. Shepherd also spent six years at OneWest Bank where he was the Head of the Commercial Real Estate Group. While there, he launched a CRE lending business that originated over $3.5 billion in loan commitments and led workouts of $2 billion of acquired loans. He started his real estate finance career at Goldman Sachs, where he was an investment banker for ten years.

Mr. Shepherd graduated from Northwestern University with a Bachelor of Arts degree in economics and holds an MBA in management from the Wharton School of the University of Pennsylvania.

Julie Signorille-Browne. Ms. Signorille-Browne, age 60, serves as Senior Executive Vice President and Chief Operating Officer of the Company, which she was appointed to in September 2023. Previously, she served as Executive Vice President and Director of Enterprise Operations from September 2021. In her current role, she is responsible for all areas of operations, including Retail/Commercial Deposit and Lending, Corporate Real Estate, Sourcing and Vendor Management, along with the Enterprise Program Management Office. She is also responsible for Human Resources and Technology. She also led the integration of Flagstar and NYCB and is currently leading the integration of the purchased assets and liabilities of Signature Bank.

Ms. Signorille-Browne has more than 35 years of experience in financial services and M&A Integration. Prior to the Company, she worked for several large financial institutions, including Citizens Bank, Key Bank, First Niagara Bank, and Citibank, and held nationwide service delivery responsibilities for two global outsourcing firms. In her previous role as the Chief Operating Officer for Consumer Banking at Citizens Bank, Ms. Signorille-Browne was responsible for Integrations, Deposit and Loans Servicing, Mortgage Servicing, Enterprise Fraud, Collections, Robotic Process Automation/Artificial Intelligence, Collateral Risk Management and Project Management. She had led and launched several innovative solutions including the back-end operations for a new digital bank, customer self-service capabilities, and digital transformation that resulted in significant customer and colleague experience improvements and efficiencies across the board.

Active in the Long Island community, Ms. Signorille-Browne is on the Ladies Auxiliary group for the Wilson Ritch Post 432 of the American Legion and is an honorary member of the Setauket Fire Department. She also serves on the board of directors of Flagstar Foundation, and on the board of directors of New Ground where the mission is to break the cycle of homelessness for families and veterans.

George F. Buchanan III. Mr. Buchanan, age 55, joined the Company as Executive Vice President and Chief Risk Officer in March 2024.

Prior to joining the Company, Mr. Buchanan spent 13 years at Regions Bank, where he held several roles of escalating responsibility, across various risk disciplines. Most recently, he served in Regions’ credit review area. Prior to this, he spent five years as Chief Risk Officer for Consumer Banking and Wealth Management, with responsibility for all aspects of risk management. Additionally, Mr. Buchanan led numerous areas within the credit division, including

2024 PROXY STATEMENT	81

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

commercial, private wealth, small business, and business services. Mr. Buchanan brings over 30 years of financial services-related risk management and credit experience, having previously held roles at First Union, AmSouth Bank, US Bank, and Regions Bank.

Mr. Buchanan is very active in professional and civic activities holding seats on several Boards and Committees. Currently, he serves on the National Board of Directors for the ProSight Financial Association as well as on their RMA Journal Editorial Advisory Board. He is also on the Boards of Directors of Tru Fund Financial Services, Inc., the University of Illinois Dean’s Business Council for the Gies College of Business, the Harbert College of Business Alumni Council and MBA Advisory Boards for Auburn University, the Advisory Committee for the Alabama Small Business Commission, and the Auburn University Graduate Education Development Council.

Previously, he served on numerous Councils and Committees for the Risk Management Association, the Board of Directors for Opera Birmingham, the Advisory Board for the UAB Comprehensive Cancer Center, the Board of the Regions Community Development Corporation, and as Past President and Board Member of the Small Business Financial Exchange. He also was a long-time member of the Consumer Bankers Association Small Business Committee.

Mr. Buchanan holds an MBA in Finance from Auburn University and a Bachelor’s Degree in Business Administration, Marketing from the University of Illinois.

Colleen McCullum. Ms. McCullum, age 61, joined the Company as Executive Vice President and Chief Audit Executive in March 2024.

Prior to joining the Company, Ms. McCullum was Chief Audit Executive at United Community Bank, where she led the Internal Audit Department with responsibility for delivering all aspects of the audit plan, including overseeing the design, planning, and execution of the plan. Ms. McCullum also served on the Operating Committee of the Bank. She has considerable large bank experience, including time at Capital One, Bank of America, and Wells Fargo. Prior to United Community Bank, Ms. McCullum spent three years at Capital One, most recently serving as Senior Vice President and Head of Line-of-Business Audit. Prior to joining Capital One, she spent three years at Bank of America as Senior Vice President and General Auditor responsible for overseeing the risk and compliance audit coverage. Previously, she spent 15 years at Wells Fargo, where she held a variety of risk positions with escalating responsibility, including the role of Chief Risk Officer of the European, Middle East and African (EMEA) region and the Head of Counterparty Credit Risk.

Ms. McCullum is active in industry forums and currently serves as a member of the Risk Management Association (RMA) Internal Audit Council and as Chairperson of the RMA Women in Risk and Assurance Committee.

Ms. McCullum holds an MBA in Finance from the University of Pittsburgh, an MA, in International Relations and Affairs from Duquesne University, and a Bachelor’s Degree in Political Science and Government from Duquesne University.

James Simons. Mr. Simons, age 67, joined the Company as Executive Vice President and Special Advisor to the CEO on April 12, 2024. In this newly created role, Mr. Simons will advise on credit administration, portfolio management and lending projects. He brings more than 45 years of banking experience, the last 20 of those serving as Senior Credit Executive/Chief Credit Officer for First Citizens Bank (formerly OneWest Bank and CIT Bank), Associated Bank, Guaranty Bancorp, and U.S. Bancorp. In these positions, Mr. Simons was responsible for a variety of credit functions, problem loan management and served as the primary business line approver for commercial real estate, middle market lending, builder finance, private banking, and asset-based lending. He also brings considerable bank turn-around and loan workout experience, as well as bank regulator experience with the OCC and Resolution Trust Corporation.

Mr. Simons graduated from St. John’s University with a Bachelor of Arts in accounting and an MBA from the University of St. Thomas.

82	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Lee M. Smith. Mr. Smith, age 49, is a Senior Executive Vice President and President of Mortgage at Flagstar Bank, a position he assumed in September 2020. In this role, he is responsible for the direction and oversight of all aspects of mortgage, including mortgage sales and originations, capital markets and secondary, mortgage fulfillment operations, mortgage servicing, mortgage finance including warehouse and MSR lending, mortgage banking cash and treasury management services as well as the strategic growth of Flagstar’s mortgage and servicing businesses. He is also responsible for the Bank’s CRA team and the Office of Corporate Responsibility including ESG, DEI and the Flagstar Foundation.

Mr. Smith joined Flagstar in 2013 as Executive Vice President and Chief Operating Officer and held that position until his appointment as head of Mortgage. As COO, he played an integral role in the turnaround of Flagstar in addition to his responsibilities for several key business units – including shared services, banking operations, mortgage operations and mortgage servicing – as well as leading Bank strategy, balance sheet and cost optimization, and mergers and acquisitions.

Prior to joining Flagstar, Mr. Smith was a partner with MatlinPatterson Global Advisers LLC, a private equity fund based in New York, where he managed a number of portfolio companies across a multitude of industries and sat on various boards.

Earlier in his career, he was a senior director at Zolfo Cooper LLC, an advisory and interim management firm. Additionally, he served as a vice president in Ernst & Young’s national restructuring group in both New York and the United Kingdom.

He serves on the board of trustees of Cranbrook Schools and sits on both the finance and audit committees of the board of governors and is chairman of the Cranbrook Institute of Science. He is also chairman of the Detroit Local Initiatives Support Corporation, which is dedicated to revitalizing distressed neighborhoods and communities in Detroit and is part of the national LISC network.

He is a member of the Institute of Chartered Accountants in England and Wales.

DIRECTOR SUCCESSION

The Nominating and Corporate Governance Committee periodically reviews with the Board the skills and characteristics appropriate for Board members. The Board seeks diversity in its members with respect to background, skills and expertise, industry knowledge, experience, gender, age, race, and ethnicity. In accordance with our Company’s Bylaws, an individual may not be elected, appointed, or nominated as a Director after December 31 of the year in which an individual attains the age of 75, provided, however, that the Board, by written resolution approved by a majority of the disinterested members of the whole Board, may exclude an incumbent director from such age limitation. The members of the Board are the same members of the Bank’s Board of Directors, each of whom is elected annually by the Board. The Bank’s Bylaws also provide the same age limitation considerations as our Bylaws and, as a result, the Nominating and Corporate Governance Committee of the Bank’s Board discusses and considers such age limitation of all incumbent members each year. In addition, in connection with the March 2024 capital raise transaction, pursuant to their respective Investment Agreements, the Liberty Investors have the right to nominate two representatives to be elected to the Board and the Reverence Investors the right to nominate one representative to be elected to the Board. The Liberty Investors have nominated Steven T. Mnuchin as one of their two director representatives and have not yet nominated a second director representative. The Reverence Investors have nominated Milton Berlinski as their director representative.

2024 PROXY STATEMENT	83

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

DIRECTORS’ COMPENSATION

Our Approach to Director Compensation

We compensate our directors with three objectives in mind:

•

The director compensation structure should recognize the significant amount of work expected from a director at an institution the size of the Company, taking into account the time commitment necessary to prepare for meetings that cover complex strategic and operational matters and the duration and frequency of such meetings.

•

Director compensation should include a meaningful equity component that helps align the interests of directors with our shareholders and directors are encouraged to retain equity through stock ownership guidelines, subject to regulatory and compliance limitations.

•	The structure of the program must be transparent to shareholders so they can understand the business reasons for specific director compensation decisions.

•	The program is designed to ensure that director independence is not compromised by excessive compensation levels.

Our directors fulfill a critical oversight role for the Company, in part through their service on Board committees that have been assigned specific functional responsibilities. The level of engagement of our directors reflects a keen awareness of their responsibilities as directors of a publicly traded financial institution that operates within a complex business and regulatory environment. The Company and Bank Audit, Risk Assessment, Compensation and other Committees meet frequently to ensure appropriate oversight of the areas that fall within the scope of their respective charters. Given the complexity of the matters considered by these committees, each meeting represents a substantial time commitment for committee members, requiring significant preparation in advance to facilitate an understanding of items on the meeting agenda. In addition to committee service, directors are expected to prepare for and attend regular monthly board meetings that requires significant preparation.

Director Compensation Review

The Compensation Committee has carefully monitored changes in the structure of director pay programs industry-wide and among our peers as part of the Committee’s annual review of director pay. The committee’s review, with assistance by its independent consultant, is designed to identify and incorporate best practices while ensuring that the program is aligned with our director pay objectives. The Committee considers the cost of the director compensation program on an individual director basis and on an aggregate basis. To maintain consistency with peer group practices, the Committee has maintained a balanced mix of cash retainers and equity compensation for directors.

2023 Director Compensation

In 2023, each non-employee director received an annual retainer of $75,000 for service on the Board. Mr. DiNello, then the Board’s Non-Executive Chairman, received an annual retainer of $250,000. Hanif “Wally” Dahya, who served as the Board’s Presiding Director during 2023 and until his resignation from the Board on February 25, 2024, received an annual retainer of $52,500 in addition to his $75,000 annual retainer. In addition, each director receives equity compensation in the form of a restricted stock award. The table below shows the 2023 retainer schedule for Board committee service:

BOARD COMMITTEE	CHAIR ($)	MEMBER ($)

Audit	$35,000	$15,000

Compensation	20,000	10,000

Nominating and Corporate Governance	20,000	7,500

Risk Assessment	35,000	15,000

Technology	20,000	7,500

84	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The following table provides details of the 2023 compensation received by non-employee directors of the Company for Board and Board committee service. Mr. Cangemi did not receive separate compensation in 2023 for his service on the Board:

NON-EMPLOYEE DIRECTORS	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)

Alessandro P. DiNello, Chairman	250,000	150,000	50,505	450,505

Hanif “Wally” Dahya, Presiding Director(3)	175,000	115,000	12,051	302,051

James J. Carpenter(3)	90,000	115,000	9,311	214,311

Leslie D. Dunn(3)	117,500	115,000	9,663	242,163

Toan C. Huynh(3)	97,500	115,000	8,070	220,570

Marshall J. Lux	125,000	115,000	9,481	249,481

Lawrence Rosano, Jr.(3)	100,000	115,000	9,663	224,663

Ronald A. Rosenfeld(3)	112,500	115,000	9,664	237,164

Lawrence J. Savarese(3)	127,500	115,000	12,051	254,551

Peter H. Schoels	97,500	115,000	8,070	220,570

David L. Treadwell(3)	132,500	115,000	8,070	255,570

Robert Wann(3)	97,500	115,000	8,070	220,570

Jennifer R. Whip	115,000	115,000	8,070	238,070

(1)

In accordance with SEC disclosure requirements for equity compensation, the reported amount represents the full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. All 2023 awards were made in the form of restricted stock vesting on the first anniversary of the grant date.

(2)

The All Other Compensation column includes dividends paid on restricted stock awards. For Mr. DiNello, the All Other Compensation column includes the reimbursement of $39,979 in dues and fees related to golf club memberships that were used to facilitate the performance of his duties as Chairman of the Board. No other directors had perquisites in excess of $10,000.

(3)

Ms. Huynh resigned from the Board effective as of February 6, 2024. Mr. Dahya resigned from the Board effective as of February 25, 2024. Messrs. Carpenter, Rosano, Rosenfeld, Wann, and Ms. Dunn resigned from the Board effective as of March 11, 2024. Mr. Savarese resigned from the Board effective as of March 13, 2024. Mr. Treadwell resigned from the Board effective as of March 19, 2024.

Director Stock Ownership Guidelines. Our directors are subject to stock ownership guidelines that require them to hold Company stock with a value equal to five times their annual cash board retainer. All non-employee directors are either in compliance with this requirement or within the five-year phase-in period applicable to new directors.

Director Benefits. The Company provides limited life insurance coverage for directors.

2024 PROXY STATEMENT	85

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Director Equity Compensation. Directors participate in the Company’s equity compensation program and such awards are an integral part of each director’s annual compensation. In 2023, non-employee director awards were made in the form of restricted stock that vested on the first anniversary of the grant date.

Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves, or has served, as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves, or has served, as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The federal banking laws require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms (including interest rates and collateral) and follow substantially the same credit underwriting procedures as those prevailing at the time for comparable transactions with other persons. Furthermore, they must not involve more than the normal risk of repayment or present other unfavorable features. Accordingly, the Bank, from time to time, has made and may continue to make mortgage loans to its directors, officers, and employees, including consumer loans or loans to purchase or refinance personal residences, and may make loans secured by income-producing properties to entities in which a director or officer has an ownership interest (or, in the case of directors, a management interest), provided that all such loans are made in accordance with federal banking laws and are made in the ordinary course of business; do not involve a more than normal risk of collectability, or present other unfavorable features; and are made on substantially the same terms (including interest rates and collateral requirements) as those prevailing at the same time for comparable transactions with unaffiliated persons.

In accordance with prior written Company policies, the Board of Directors has reviewed a summary of any and all such transactions the Company has entered or may enter into with its directors and executive officers (and their immediate family members) and with firms that employ directors, as well as any other related-person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable, and within Company policy, and should be ratified and approved.

The Board of Directors also reviews any transactions reported to the Board by the Company’s Corporate Secretary that are required to be reported under SEC regulations. Additionally, in accordance with federal regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000), and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Ms. Whip serves on the board of directors of two organizations that maintain lending relationships with Flagstar Bank. Ms. Whip has fully disclosed such relationships to the Board, and the Board has determined that the subject loans do not involve more than normal risk of collectability or present other unfavorable features, and were made on substantially the same terms (including interest rates and collateral requirements) as those prevailing at the same time for comparable transactions with unaffiliated persons. Each of the loans is fully performing in accordance with its terms. Further, pursuant to the Company’s Code of Business Conduct and Ethics and other business standards applicable to them, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Chief Executive Officer. Such potential conflicts of interest include, but are not limited to, any position or interest (financial or otherwise) which could materially conflict with an executive officer’s or director’s performance or which affects such executive officer’s or director’s independence or judgment concerning transactions between the Company, its customers, suppliers, or competitors.

86	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

March 2024 Capital Raise Transaction. On March 7, 2024, the Company entered into separate investment agreements with (a) the Liberty Investors, (b) the Hudson Bay Investors, (c) the Reverence Investors and (d) Other Investors. On March 11, 2024, the Company entered into separate amendments to the Original Investment Agreements with the Liberty Investors, the Hudson Bay Investors and the Reverence Investors. Steven T. Mnuchin is the Founder and Managing Director of Liberty Strategic Capital, the parent company of the Liberty Investors. Milton Berlinski is the Co-Founder of Reverence Capital Partners, L.P.

Pursuant to the Investment Agreements, on the terms and subject to the conditions set forth therein, at the Closing, the Investors invested an aggregate of approximately $1.05 billion in the Company for the sale and issuance of: (a) 76,630,965 shares of Common Stock, at a purchase price per share of $2.00; (b) 192,062 shares of Series B Preferred Stock, at a price per share of $2,000 and each share of which is convertible into 1,000 shares of Common Stock (or, in certain limited circumstances, one share of Series C Preferred Stock ), and all of which shares of Series B Preferred Stock represent the right (on an as converted basis) to receive approximately 192 million shares of Common Stock; (c) 256,307 shares Series C Preferred Stock, at a price per share of $2,000 and each share of which is convertible into 1,000 shares of Common Stock, and all of which shares of Series C Preferred Stock represent the right (on an as converted basis) to receive approximately 256 million shares of Common Stock; and (d) the Issued Warrants, which are not exercisable for 180 days after the Closing, affording the holder thereof the right, until the seven-year anniversary of the issuance of such Issued Warrant, to purchase for $2,500 per share, shares of the Series D NVCE Stock. Each share of Series D NVCE Stock is convertible into 1,000 shares of Common Stock, and all of which shares of Series D NVCE Stock, upon issuance, will represent the right (on an as converted basis) to receive approximately 315 million shares of Common Stock.

At the Closing, the Liberty Investors became entitled to nominate two representatives to be elected to the Board of Directors, so long as the Liberty Investors and its affiliates beneficially own at least the lesser of (i) 2.5% of the outstanding shares of Common Stock (on an as-converted basis) or (ii) 25% of the shares of Common Stock (on an as-converted basis) that the Liberty Investors beneficially owned immediately following the Closing. The Liberty Investors have nominated Steven T. Mnuchin as one of their two director representatives and have not yet nominated a second representative.

At the Closing, the Reverence Investors became entitled to nominate one representative to be elected to the Board of Directors, so long as the Reverence Investors and their affiliates beneficially own at least the lesser of (i) 2.5% of the outstanding shares of Common Stock (on an as-converted basis) or (ii) 25% of the shares of Common Stock (on an as-converted basis) that the Reverence Investors beneficially owned immediately following the Closing. The Reverence Investors have nominated Milton Berlinski as their director representative.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater than 10% shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Delinquent Section 16(a) Reports. Based solely on its review of copies of the reports of ownership furnished to the Company, or written representations that no other reports were required, the Company believes that during the 2023 fiscal year, its executive officers and directors complied with applicable reporting requirements for transactions in the Company’s securities, except that Mr. Bryan Marx, the principal accounting officer, and Mr. Davis, each filed one late Form 4 involving one transaction, and Mr. DiNello filed one late Form 4 reporting seven gift transactions and failed to file one Form 5 to report one calendar year 2022 gift transaction that was subsequently reported in a Form 4 transaction.

2024 PROXY STATEMENT	87

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 was KPMG LLP. The Company’s Audit Committee has reappointed KPMG LLP to continue as the independent registered public accounting firm of the Bank and the Company for the year ending December 31, 2024, subject to ratification of such appointment by the Company’s shareholders. Representatives of KPMG LLP	The board of directors recommends that you vote “for” the ratification of the appointment of kpmg llp as the independent registered public accounting firm of the company.

will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders present at the Annual Meeting. If the ratification and appointment of the independent registered public accounting firm is not approved by shareholders at the Annual Meeting, the Audit Committee will consider other independent registered accounting firms. In addition, even if the ratification of the independent registered public accounting firm is approved by shareholders at the Annual Meeting, the Audit Committee may also consider and appoint other independent registered public accounting firms in the future if it determines that such appointment is in the best interests of the Company and its shareholders.

Unless marked to the contrary, the shares represented by the enclosed proxy card, if properly signed and dated, will be voted FOR ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company.

The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Company’s independent registered public accounting firm. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the independent registered public accounting firm. In 2023, all audit-related services, tax services, and other services were approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the proposal to ratify the appointment of the Company’s independent registered public accounting firm. You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

88	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Frank (Chair), Lux and Puwalski, and Ms. Whip, all of whom are non-employee, independent directors, and operates in such role under a written charter adopted by the Board of Directors.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements to GAAP. The independent registered public accounting firm is also responsible for issuing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

Management has discussed with and represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the KPMG representatives, including with respect to matters required to be discussed under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees (AS 1301) and detailed discussion of the firm’s evaluation and conclusions about significant and critical accounting policies and practices, critical accounting estimates, significant unusual transactions, and the Company’s financial reports.

In addition, the Audit Committee has received from KPMG written disclosures regarding its independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence from the Company and its management. In concluding that the firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm in 2023 were compatible with its independence.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluation of the Company’s internal control over financial reporting, the overall quality of the Company’s financial reporting process, and the overall scope and plans for its 2024 audit.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, which, in its reports, expresses an opinion on the conformity of the Company’s financial statements to GAAP, and an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, or that the Company’s independent registered public accounting firm is in fact independent.

On the basis of the foregoing, the Audit Committee, by vote of former Director and then Audit Committee Chairman Lawrence Savarese, Mr. Lux, and Ms. Whip, approved and recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023 for filing with the SEC.

2024 PROXY STATEMENT	89

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

In reliance on the reviews, discussions and recommendations referred to above, the Board of Directors approved that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023 for filing with the SEC. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2024. As of the date of this proxy statement, the Audit Committee now consists of the following members:

The Audit Committee

Alan Frank, Chair

Marshall J. Lux

Allen Puwalski

Jennifer R. Whip

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s consolidated financial statements for fiscal years 2023 and 2022, and fees billed for audit-related services, tax services, and all other services rendered by KPMG LLP for fiscal years 2023 and 2022.

	YEAR ENDED
	2023		2022
Audit Fees	$9,927,000	(1)(2)(3)	$5,725,000	(1)(4)(5)(6)
Audit-Related Fees	473,300	(7)	235,700	(7)
Tax Fees	—		209,567	(8)
All Other Fees	—		3,500	(9)

(1)

Includes fees for professional services rendered in connection with the audit of the Company’s annual financial statements and the review of its financial statements included in the Company’s annual and quarterly reports to shareholders on SEC Form 10-K/A and Form 10-Q.

(2)	Includes fees for professional services rendered for the audit of the consolidated financial statements of the Bank’s wholly-owned broker-dealer subsidiary, Flagstar Advisors, Inc.

(3)

Includes fees for professional services rendered in connection with the comfort letter issue for the facilitation of the sale of the shares of Company Common Stock issued to the FDIC in relation to the equity appreciation instrument associated with the acquisition of certain assets and liabilities of Signature Bridge Bank.

(4)

Includes fees for professional services rendered in connection with the consents issued for the Company’s Post-Effective Amendments No. 1 and No. 2 to the Form S-4 filed with the Securities and Exchange Commission on August 3, 2022 and September 28, 2022, respectively.

(5)	Includes fees for professional services rendered in connection with the consents issued for the Company’s Form S-3 filed with the Securities and Exchange Commission on October 28, 2022.

(6)	Includes fees for professional services rendered in connection with the consents issued for the Company’s Form S-8 filed with the Securities and Exchange Commission on December 1, 2022.

(7)

Includes fees billed for professional services rendered in connection with audits of the Company’s stock ownership, employee benefit, and retirement plans’ financial statements, compliance with U.S. Department of Housing and Urban Development-assisted programs, agreed upon procedures and, for 2022 due diligence review associated with Flagstar merger.

(8)	Includes fees for professional services rendered in connection with professional tax compliance services.

(9)	Includes fees for renewal of a license for the KPMG Accounting Research Online service and automated disclosure checklist for the period June 30, 2022 to June 30, 2023.

90	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 3: Advisory Vote on Approval of Compensation of the Company’s Named Executive Officers

As required under Section 14A of the Securities Exchange Act of 1934 as amended, we provide our shareholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. The Board has determined that shareholders should be provided with this opportunity on an annual basis. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and Section 14A of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The Compensation Committee annually reviews our executive compensation program to ensure that the program demonstrates a proper alignment of pay and performance, operates within a framework of sound governance and is consistent with industry best practices. As described more fully in the Compensation Discussion and Analysis, our executive compensation

The board of directors unanimously recommends that shareholders vote “for” approval of the compensation of our named executive officers.

program is structured (i) to align of the interests of executives with the interests of our shareholders, (ii) to attract, retain and motivate an effective executive team, (iii) to provide a direct link between pay opportunities and financial results over the short-and long-term and (iv) to reduce incentives for unnecessary and excessive risk-taking. The Board of Directors strongly endorses the Company’s executive compensation practices and asks shareholders to approve the “say-on-on-pay” resolution.

Because your vote on this Proposal is an advisory vote, it is not binding on the Board or the Compensation Committee. However, shareholders should be assured that the Compensation Committee will evaluate the vote of our shareholders on this Proposal when determining the nature and scope of future executive compensation programs.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast present in person or by proxy and entitled to vote at the Annual Meeting will be deemed to be approval by the shareholders of Proposal 3. Your vote on Proposal 3 is an advisory vote, which means that the Company and the Board of Directors are not required to take any action based on the outcome of the vote.

2024 PROXY STATEMENT	91

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 4: Proposal to Amend the Amended and Restated Certificate of Incorporation of the Company to Increase (A) the Total Number of Shares of Stock of all Classes that the Company has Authority to Issue from 905,000,000 to 2,005,000,000 and (B) the Number of Authorized Shares of Common Stock, par value $0.01 Per Share, of the Company from 900,000,000 to 2,000,000,000

THE COI AUTHORIZED SHARE PROPOSAL

The COI currently authorizes the issuance of up to 900,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company. The Board has approved an amendment to Article Fourth of the COI to authorize the issuance of	The board of directors unanimously recommends that shareholders vote “for” the approval of proposal 4.

2,000,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the “COI Authorized Share Amendment”). The Board is hereby soliciting shareholder approval in this Proposal 4 of the COI Authorized Share Amendment (the “COI Authorized Share Proposal”).

The text of the COI Authorized Share Amendment is set forth below.

CERTIFICATE OF INCORPORATION

Proposed amendments to certain provisions of Article FOURTH of the COI are set forth as follows. Proposed additions are indicated by underlining and proposed deletions are indicated by strike-through.

FOURTH: A. The total number of shares of stock of all classes which the Corporation shall have authority to issue is ~~nine hundred five~~ two billion and five million (2,005,000,000) consisting of:

2. ~~Nine~~Two billion (~~900,000,000~~2,000,000,000) shares of Common Stock, par value one cent ($0.01) per share (the “Common Stock”).

REASONS FOR THE PROPOSED AMENDMENT

The purpose of the COI Authorized Share Amendment is to fulfill our obligations under the Investment Agreements, as described in the section entitled “Summary of the March 2024 Capital Raise” In addition, the COI Authorized Share Amendment will provide the Company additional authorized shares, and, accordingly, flexibility (i) to opportunistically access capital markets whenever we believe it is advisable in order to execute on our business and strategy of responsible growth and financial strength for the Company, and to address regulatory expectations, and (ii) in the case we are presented with any future potential strategic transactions or other corporate opportunities that we determine are advisable.

Under Delaware law, shareholder approval is required to amend the COI to increase the number of authorized shares of Common Stock. Therefore, the COI Authorized Share Amendment must be approved by the Company’s shareholders in order to permit the filing of the amendment with the Secretary of State of the State of Delaware.

92	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

If the COI Authorized Share Amendment is approved by our shareholders, we will file the amendment with the Secretary of State of the State of Delaware promptly following the conclusion of the Annual Meeting and, subsequently, we will have the authority to issue 2,005,000,000 shares of capital stock divided into two classes: (i) 2,000,000,000 shares of Common Stock and (ii) 5,000,000 shares of preferred stock.

The Board can determine whether, when, and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions, subject to the terms of the COI. As a consequence, if the COI Authorized Share Amendment is approved by our shareholders, the remaining number of authorized shares of Common Stock that are not reserved for issuance in respect of shares of the Preferred Stock and Series D NVCE Stock issuable upon exercise of the Issued Warrants would be available for issuance without further action by our shareholders, subject to applicable law or regulation.

TERMS OF THE SERIES B PREFERRED STOCK

On March 11, 2024 the Company filed a Certificate of Designation (the “Series B Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 267,062 shares of authorized preferred stock of the Company as the Series B Preferred Stock. As of the Record Date, there are 192,062 shares of Series B Preferred Stock issued and outstanding.

Holders of Series B Preferred Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series B Certificate of Designation that significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock.

For the period of time between March 11, 2024 and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation provides for quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board. The Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock its full dividend at the same time.

During the period of time between March 11, 2024 and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation also provides for a liquidation preference equal to $2,000 per share. With respect to such liquidation preference, the Series B Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series C Preferred Stock, and ranks senior to the Common Stock and Series D NVCE Stock. Following the satisfaction of the liquidation preference, the Series B Preferred Stock participates with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. Upon the occurrence of a Reorganization Event (as defined in the Series B Certificate of Designation), the Series B Preferred Stock is entitled to a liquidation preference equal to two times the liquidation preference discussed above. The Series B Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series C Preferred Stock, but senior to the Common Stock and Series D NVCE Stock. A “Reorganization Event” is defined in the Series B Certificate of Designation as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any transfer or disposition of all or substantially all of our property and assets pursuant to which all of our Common Stock is exchanged for cash, securities or other property, (c) any reclassification of our Common Stock into securities other than Common Stock or (d) any statutory exchange of all our Common Stock for securities of another Person (other than in connection with a merger or acquisition).

2024 PROXY STATEMENT	93

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

From and after receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the holders of Series B Preferred Stock are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and shall rank as equal to the Common Stock in any liquidation of the Company.

Each share of Series B Preferred Stock will automatically convert into 1,000 shares of Common Stock in a transfer by the holder thereof consistent with the rules and limitations of Regulation Y of the Bank Holding Company Act of 1956, as amended, subject to certain limitations (a “Reg Y Transfer”), unless such conversion would require the expiration of any remaining applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, in which case, such shares of Series B Preferred Stock would convert into shares of Series C Preferred Stock. The conversion rate applicable to the Series B Preferred Stock is subject to certain customary anti-dilution adjustments.

The terms of the Series B Preferred Stock are more fully described in the Series B Certificate of Designation, a form of which is included as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

TERMS OF THE SERIES C PREFERRED STOCK

On March 11, 2024, the Company filed a Certificate of Designation (the “Series C Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 523,369 shares of authorized preferred stock of the Company as the Series C Preferred Stock. As of the Record Date, there were 249,556 shares of Series C Preferred Stock issued and outstanding.

Holders of Series C Preferred Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series C Certificate of Designation that significantly and adversely affect the preferences, rights, privileges or powers of the Series C Preferred Stock.

The Series C Certificate of Designations provides for quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board. The Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series C Preferred Stock its full dividend at the same time.

The Series C Certificate of Designation also provides for a liquidation preference equal to $2,000 per share. With respect to such liquidation preference, the Series C Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series B Preferred Stock, and ranks senior to the Common Stock and Series D NVCE Stock. Following the satisfaction of the liquidation preference, the Series C Preferred Stock participates with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. Upon the occurrence of a Reorganization Event (as defined in the Series C Certificate of Designation), the Series C Preferred Stock is entitled to a liquidation preference equal to two times the liquidation preference discussed above. Under these circumstances, the Series C Preferred Stock ranks pari passu with the Series A Preferred Stock and Series B Preferred Stock, but senior to the Company’s Common Stock and Series D NVCE Stock. A “Reorganization Event” is defined in the Series C Certificate of Designation as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any transfer or disposition of all or substantially all of our property and assets pursuant to which all of our Common Stock is exchanged for cash, securities or other property, (c) any reclassification of our Common Stock into securities other than Common Stock or (d) any statutory exchange of all our Common Stock for securities of another Person (other than in connection with a merger or acquisition).

94	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Upon the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act applicable to the conversion of shares of Series C Preferred Stock into Common Stock, the maximum number of shares of Series C Preferred Stock that can convert into shares of Common Stock without requiring NYCB shareholder approval of the COI Authorized Share Amendment and/or the Share Issuance will automatically convert into 1,000 shares of Common Stock for each converting share of Series C Preferred Stock. On April 17, 2024, as a result of the expiration of the applicable HSR Act waiting period, 16,494 shares of Series C Preferred Stock were converted into 16,494,000 shares of Common Stock.

Upon receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock for each converting share of Series C Preferred Stock (subject to the expiration of any applicable waiting period under the HSR Act). The Series C Certificate of Designations also provides for other automatic conversion scenarios under circumstances where the requisite shareholder approval of the COI Authorized Share Amendment or the Share Issuance is not obtained at the same time or the requisite shareholder approval of one or both of the COI Authorized Share Amendment or the Share Issuance are obtained before the expiration of the applicable waiting period under the HSR Act.

The terms of the Series C Preferred Stock are more fully described in the Series C Certificate of Designations, a form of which is included as Exhibit 3.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

TERMS OF THE SERIES D NVCE STOCK

On March 11, 2024, the Company filed a Certificate of Designation (the “Series D Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 315,000 shares of authorized preferred stock of the Company as the Series D NVCE Stock. As of the Record Date, there are no shares of Series D NVCE Stock issued and outstanding.

Holders of Series D NVCE Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series D Certificate of Designations that significantly and adversely affect the preferences, rights, privileges or powers of the Series D NVCE Stock.

Holders of Series D NVCE Stock are entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock. The Board cannot declare or pay any cash dividend or make cash distributions in respect of the Common Stock, unless the Board declares and pays to the holders of Series D NVCE Stock at the same time and on the same terms as the holders of Common Stock, the dividend to which the shares of Series D NVCE Stock are entitled.

In the event of any liquidation, dissolution or winding up of the affairs of the Company, holders of the Series D NVCE Stock are entitled to receive, in preference to the holders of the Common Stock, an amount per share equal to $0.0001, and would then participate equally with the Common Stock in the remainder of the distributions.

Each share of Series D NVCE Stock will automatically convert into 1,000 shares of Common Stock in a Reg Y Transfer, unless such conversion would require the expiration of any remaining applicable waiting period under the HSR Act or the receipt of the requisite shareholder approval of the COI Authorized Share Amendment or the Share Issuance, in which case, only the maximum number of shares of Series D NVCE Stock that can convert into Common Stock without receipt of the requisite shareholder approval of the COI Authorized Share Amendment or the Share Issuance or expiration of any remaining applicable waiting period under the HSR Act will convert into shares of Common Stock. The conversion rate applicable to the Series D NVCE Stock is subject to certain customary anti-dilution adjustments.

2024 PROXY STATEMENT	95

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The terms of the Series D NVCE Stock are more fully described in the Series D Certificate of Designation, a form of which is included as Exhibit 3.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

In addition, notwithstanding anything to the contrary set forth in their respective Investment Agreements, the Certificates of Designations or the Issued Warrants, certain Investors are restricted from converting, exchanging or exercising its Preferred Stock, Series D NVCE Stock and/or Issued Warrants to the extent such conversion, exchange or exercise would result in such Investor together with its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock then outstanding.

TERMS OF THE ISSUED WARRANTS

On March 11, 2024, NYCB issued the Issued Warrants to purchase (in the aggregate) approximately 315,000 shares of Series D NVCE Stock, each at an exercise price of $2,500 per share, subject to customary anti-dilution adjustments provided under the Issued Warrants. On and following September 10, 2024, and prior to 5:00 pm (New York City time) on March 11, 2031, the Issued Warrants may be exercised, on a net share settlement basis, by the holder thereof. Prior to September 10, 2024, the Investors (and certain affiliates of the Investors) are prohibited from (a) transferring, selling or disposing of any shares of Common Stock or Preferred Stock or the Issued Warrant issued pursuant to an applicable Investment Agreement (subject to certain exceptions, such as certain transfers to affiliates), or (b) effecting or entering any short sale or similar hedge of any shares of Common Stock or Preferred Stock or the Issued Warrant (subject to certain exceptions). Failure to comply with the foregoing restrictions will result in the applicable holder of the Issued Warrant automatically forfeiting such Issued Warrant.

The terms of the Issued Warrants are more fully described in the Issued Warrant, a form of which is included in Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

EFFECT OF SHAREHOLDER APPROVAL

Series B Preferred Stock. If the Company’s shareholders approve the COI Authorized Share Amendment and the Share Issuance, the special dividend rights and liquidation preferences cease to apply to the Series B Preferred Stock and the holders of Series B Preferred Stock are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and shall rank as equal to the Common Stock in any liquidation of the Company.

Series C Preferred Stock. If the Company’s shareholders approve the COI Authorized Share Amendment and the Share Issuance, the Series C Preferred Stock will automatically convert into shares of Common Stock in accordance with the terms of the Series C Certificates of Designation, subject to any other limitations therein.

Under the Investment Agreements, the Closing was not conditioned on the shareholder approval of the COI Authorized Share Amendment and the Share Issuance, but the conversion of the Preferred Stock and Series D NVCE Stock issuable upon exercise the Issued Warrants, as applicable, into Common Stock is conditioned on and/or requires the shareholder approval of the COI Authorized Share Amendment and the Share Issuance.

CONSEQUENCES ASSOCIATED WITH THE APPROVAL OF THIS PROPOSAL

Conversion of the Preferred Stock and Series D NVCE Stock into Common Stock. Conversion of all of the shares of Preferred Stock issued in the Investment would result in the issuance of approximately 448,369,000 shares of

96	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Common Stock. Conversion of all the shares of Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment would result in the issuance of approximately 315,000,000 additional shares of Common Stock (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full). The rights and privileges associated with the Common Stock issuable upon conversion of the Preferred Stock and/or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants will be identical to the rights and privileges associated with the Common Stock, and such shares of Common Stock do not have any preemptive rights.

Significantly Improved Capital Ratios. As a bank holding company regulated by the Board of Governors of the Federal Reserve System, the Company is required to maintain capital in forms and amounts that exceed specified regulatory minimums and general supervisory expectations. The Series B Preferred Stock and Series C Preferred Stock are treated as “additional Tier 1 capital” for regulatory capital purposes. The conversion or exchange of the Series B Preferred Stock and Series C Preferred Stock into Common Stock, which is conditioned (in part) on the receipt of certain governmental and stockholder approvals as described herein, will allow the associated capital amounts to instead be treated as “common equity tier 1” (or CET1) capital for regulatory capital purposes. CET1 capital is a higher and generally preferred form of regulatory capital than is additional Tier 1 capital. The table below compares the actual regulatory capital ratios of the Company as of December 31, 2023, with those same ratios as of December 31, 2023, adjusted to reflect closing of the capital raise and assuming full conversion or exchange of the Series B Preferred Stock and Series C Preferred Stock into Common Stock.

	DECEMBER 31, 2023 (ACTUAL)	DECEMBER 31, 2023 (PRO FORMA WITH MARCH 2024 CAPITAL RAISE ASSUMING FULL CONVERSION)
CET1 Capital Ratio	9.1%	10.3%
Tier 1 Capital Ratio	9.6%	10.8%
Total Capital Ratio	11.8%	13.0%
Leverage Ratio	7.8%	8.6%
TCE/TA Ratio	6.4%	7.3%

Elimination of Costly Dividends and Dividend Blockers. Each of the Series B Preferred Stock and Series C Preferred Stock currently have a 13% non-cumulative annual dividend rate, and have their first dividend payment date in June of 2024. If this Proposal and the Share Issuance Proposal are approved, then the Series C Preferred Stock will automatically convert into Common Stock (subject to the expiration of any remaining applicable waiting period under the HSR Act) and the Series B Preferred Stock dividend will change to a participating common rate (i.e. same dividend as the Common Stock). The 13% dividend on the full Series B Preferred Stock and Series C Preferred Stock issued in the March 2024 capital raise is approximately $116,575,940 annually. Because the dividends are non-cumulative, the Company could determine not to pay the dividend in any period, however, in such case the Company would be prohibited from paying dividends on the Common Stock or the Series A Preferred Stock.

Increased Authorized Shares. As of the Record Date, the Company had 804,265,543 shares of Common Stock issued and outstanding. In the event that all the shares of Preferred Stock and shares of Series D NVCE Stock issuable upon the exercise of the Issued Warrant issued in the March 2024 capital raise issued and outstanding as of the Record Date, were converted to shares of Common Stock, an additional approximately 757 million shares of Common Stock would become issued and outstanding, which, together with the shares of Common Stock already issued and outstanding, would be approximately 1,561 million shares of Common Stock. The COI only authorizes the Company to issue 900 million shares of Common Stock. There are insufficient authorized but unissued shares of Common Stock available to facilitate the conversion into Common Stock of all shares of Preferred Stock and shares of Series D NVCE Stock issuable upon the exercise of the Issued Warrant

2024 PROXY STATEMENT	97

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

issued in the March 2024 capital raise. An increase in the authorized shares of Common Stock would also provide the Company additional authorized share capital and, accordingly, flexibility (i) to use the Common Stock as a form of employee compensation, (ii) to opportunistically access capital markets whenever we believe it is advisable in order to execute on our business and strategy of responsible growth and financial strength for the Company, and to address regulatory expectations, and (iii) in the case we are presented with any future potential strategic transactions or other corporate opportunities that we determine are advisable.

Dilution. Conversion of the Preferred Stock and Series D NVCE Stock issuable upon exercise of all of the Issued Warrants would be expected to result in the issuance of shares of the Common Stock. There would be a dilutive effect on the voting power of the Common Stock issued and outstanding as a result of any conversions of Preferred Stock or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full).

Conversion of all of the shares of Preferred Stock issued in the Investment, of which 23,245 shares of Series C Preferred Stock have already converted into Common Stock, would result in a total issuance of approximately 448,369,000 shares of Common Stock. Conversion of all the shares of Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment would result in the issuance of approximately 315,000,000 additional shares of Common Stock (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full). The conversion of the Preferred Stock and Series D NVCE Stock into Common Stock would have a dilutive effect on the voting power of the Common Stock issued and outstanding, as set forth in the below table. However, the conversion of the Preferred Stock and Series D NVCE Stock into Common Stock would not have a dilutive economic effect on the Common Stock issued and outstanding, as the Preferred Stock and Series D NVCE Stock have liquidation and/or dividend preferences that rank pari passu or, in some cases, above the Common Stock, as detailed in Proposal 4. After the liquidation preferences are satisfied, the Preferred Stock participates pro rata with the Common Stock on a pari passu basis. However, the holders of such converted Common Stock would not gain any economic rights in the Company upon conversion that they did not already have by virtue of their ownership of the Preferred Stock and Series D NVCE Stock. In contrast, if the Preferred Stock does not convert, then it will continue to have the superior economic rights relative to the Common Stock, as described above.

	COMMON STOCK ISSUED & OUTSTANDING	COMMON STOCK ACQUIRED BY INVESTORS IN CONNECTION WITH THE MARCH 2024 CAPITAL RAISE	COMMON STOCK ACQUIRED BY INVESTORS IN CONNECTION WITH THE MARCH 2024 CAPITAL RAISE AS A % OF OUTSTANDING COMMON STOCK
As of March 6, 2024	721,290,161	76,630,965	9.6%
As of April 12, 2024 (the “Record Date”)(1)	804,265,543	83,381,965	10.4%
As of the Record Date Assuming Full Conversion of the Preferred Stock and Series D NVCE Stock	1,560,883,543	840,000,000	53.8%

Shareholder approval of Proposals 4 and 7, would also have the effect of eliminating costly dividends, dividend blockers (i.e., prohibition on NYCB declaring and paying dividends on shares of Common Stock and parity classes of preferred stock, unless the 13% annual rate dividend is paid declared and paid on shares of Series B Preferred Stock and Series C Preferred Stock), and liquidation preference associated with the Preferred Stock. Each share of the Series B Preferred Stock and Series C Preferred Stock currently have a 13% non-cumulative annual dividend rate, and have their first

98	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

dividend payment date on June 17, 2024 (if declared by the Board). If Proposals 4 and 7 are approved, then the Series C Preferred Stock will automatically convert into Common Stock (subject to the expiration of any remaining applicable waiting period under the HSR Act) and no longer be entitled to a 13% non-cumulative annual dividend rate, and the Series B Preferred Stock dividend will change to a participating common rate (i.e. same dividend as the Common Stock). The 13% dividend on the full Series B Preferred Stock and Series C Preferred Stock issued in the March 2024 capital raise is approximately $116,575,940 annually. Because the dividends are non-cumulative, the Company could determine not to pay the dividend in any period, however, in such case the Company would be prohibited from paying dividends on the Common Stock or the Series A Preferred Stock.

Market Effects. In accordance with the Registration Rights Agreement, the Company intends to file and seek the effectiveness of a registration statement with the SEC to enable the holders of the Preferred Stock and the Issued Warrants to freely sell their shares of Common Stock to be issued upon conversion of the Preferred Stock or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants, as applicable. If significant quantities of the Common Stock are sold, or if it is perceived that they may be sold, the market price of the Common Stock may be adversely affected.

CONSEQUENCES ASSOCIATED WITH THE FAILURE TO APPROVE THIS PROPOSAL

Series B Preferred Stock. For the period of time between the Closing and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock a full dividend at the same time, and (b) a per share of Series B Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series B Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. From and after the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the holders of Series B Preferred Stock (i) are thereafter entitled to receive dividends only at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and (ii) shall rank as equal to the Common Stock in any liquidation of the Company. Therefore, unless and until the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series B Preferred Stock will have superior dividend and liquidation rights to shares of Common Stock.

Series C Preferred Stock. For the period of time between the Closing and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series C Certificate of Designation provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series C Preferred Stock a full dividend at the same time, and (b) a per share of Series C Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series C Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. From and after the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the shares of Series C Preferred Stock will automatically convert into shares of Common Stock (subject to certain conversion limitations related to expiration of any remaining applicable waiting period under the HSR Act). Therefore, unless and until the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, shares of Series C Preferred Stock will remain outstanding and have superior dividend and liquidation rights to shares of Common Stock.

2024 PROXY STATEMENT	99

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Incentive Warrants. If the Company is not able to obtain the requisite shareholder approval of each of the Capital Raise Matters on or before September 9, 2024, the Company will be required to issue to the Investors cash-settled warrants (the “Incentive Warrants”), which would become exercisable 60 days after their issuance if the receipt of the requisite shareholder approval of each of the Capital Raise Matters still have not been obtained at such time. The Incentive Warrants provide the holder thereof the right, until the ten-year anniversary of the issuance of such warrant, to receive from the Company cash in an amount based on the Company’s then current stock price (and net the $2.00 per share exercise price), subject to a cap equal to: (i) from issuance thereof until (and including) November 7, 2024, 160% of such holder’s investment in the Company in the Investment; (ii) on (and including) November 8, 2024 until (and including) January 6, 2025, 180% of such holder’s investment in the Company in the Investment; (iii) on (and including) January 7, 2025 until (and including) March 8, 2025, 200% of such holder’s investment in the Company in the Investment; and (iv) from and after March 9, 2025, 220% of such holder’s investment in the Company in the Investment. The maximum coverage of the Incentive Warrants shall not exceed 220%. Therefore, unless and until the receipt of the requisite shareholder approval of the Capital Raise Matters, the Company may have an obligation to issue Incentive Warrants and, subsequently, make material cash payments to the holders thereof if exercised.

Adjournments. The Company is required under the Investment Agreements to adjourn or postpone the Annual Meeting if on the date of the Annual Meeting the Company has not received proxies representing a sufficient number of shares of Common Stock necessary to obtain the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance and, following such adjournment or postponement, the Company shall solicit proxies representing a sufficient number of shares of Common Stock necessary to obtain the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance.

Inability to Raise Common Equity. The Company does not have available shares of authorized Common Stock to issue should it need to raise common equity capital. If the COI Authorized Share Proposal is not approved, the Company would be severely limited in options should it need to raise capital.

No Ability to use Common Stock for Compensation. The Company does not have sufficient available shares of authorized Common Stock to issue to directors, officers or employees in satisfaction of any subsequently issued equity awards or otherwise as equity compensation. If the COI Authorized Share Proposal is not approved, the Company would need to provide cash-based compensation in lieu of equity-based compensation to its directors, officers and employees, which the Company doesn’t believe creates the same alignment of incentives with shareholders as equity-based compensation.

No Ability to use Common Stock for Strategic Transactions. The Company does not have sufficient available shares of authorized Common Stock to issue with any future potential strategic transactions or other corporate opportunities that we determine are advisable. If the COI Authorized Share Proposal is not approved, the Company may not be able to capitalize on such transactions or opportunities or may need to use cash instead of equity capital.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Although certain of our officers and directors have an interest in the COI Authorized Share Proposal as a result of their ownership of shares of Common Stock, we do not believe that our officers or directors have interests in the COI Authorized Share Proposal that are different than or greater than those of any of our other shareholders, other than Steven T. Mnuchin and Milton Berlinski due to their direct or indirect control of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Liberty Investors and Reverence Capital, respectively (which would convert or be exchanged into Common Stock, subject to certain limitations, as discussed in the Summary of the March 2024 capital raise if Proposal 4 were approved). However, the Board considered such differing interests when evaluating the proposal and in light of the context of the March 2024 capital raise and the benefits to shareholders of approval of this

100	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

proposal (such as elimination of the dividend and liquidation preference associated with the Series B Preferred Stock, conversion of shares of Series C preferred Stock and avoidance of the obligation to issue the Incentive Warrants), the Board unanimously determined that the approval of the COI Authorized Share Amendment is in the best interests of the Company and its shareholders and recommends that shareholders approve the proposal.

VOTE REQUIRED FOR APPROVAL

Approval of the COI Authorized Share Proposal requires the affirmative vote of a majority of the votes cast by Company’s shareholders in person or by proxy at the Annual Meeting.

You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

2024 PROXY STATEMENT	101

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 5: Proposal to Amend the Amended and Restated Certificate of Incorporation OF the Company to effect a reverse stock split of the Common Stock by a ratio of 1-3

The Board recommends that the Company’s shareholders authorize the Board to adopt an amendment to the COI to effect (i) a reverse stock split of the issued and outstanding Common Stock (including shares of Common Stock held by the Company in treasury), by a ratio of 1-for-3 (the “Reverse Stock Split”) and (ii) a corresponding reduction in the total number of authorized shares of Common Stock (the “Authorized Share Reduction”), such proposal the “Reverse Stock Split Proposal”. The Board may determine, in its sole discretion, when to implement the Reverse Stock Split, so long as such amendment is implemented within one year after the conclusion of the Annual Meeting (if the Reverse Stock Split is approved by the requisite vote of the Company’s shareholders at the Annual Meeting).

The Reverse Stock Split and the Authorized Share Reduction will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of an amendment to the COI with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split and Authorized Share Reduction (the “COI Reverse Stock Split Amendment”) and upon the filing and effectiveness of the COI Reverse Stock Split Amendment (the “Reverse Stock Split Effective Time”).

The board of directors unanimously recommends that shareholders vote “for” approval of proposal 5.

REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

The Board believes that effecting the Reverse Stock Split should, among other things, increase the per share price of the Common Stock and make the bid price of the Common Stock more attractive to a broader group of institutional and retail investors.

Increase the Per-Share Price of our Common Stock

The purpose for effecting the Reverse Stock Split would be to increase the per share price of the Common Stock. In determining to seek authorization for the Reverse Stock Split Proposal, the Board considered that, by combining a number of pre-split shares into one share of Common Stock, the market price of a post-split share is generally greater than the market price of a pre-split share. However, we cannot assure you that the Reverse Stock Split will increase the per share price of the Common Stock or that any such increase will be proportional to the Reverse Stock Split ratio (see “Certain Risks Associated with the Reverse Stock Split”).

Potentially Make the Bid Price of the Common Stock More Attractive to a Broader Group of Institutional and Retail Investors

102	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The Board believes that an increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability of the Common Stock and encourage interest and trading in the Common Stock by mitigating the negative effects of certain practices and policies:

•

Stock Price Requirements: Many brokerage firms have internal policies and practices in effect that discourage individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of the Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks.

•

Stock Price Volatility: A higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find the Common Stock attractive at its current prices due to the trading volatility often associated with stocks below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks.

•

Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced stocks.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in the Common Stock by avoiding these policies and practices. We also believe that the Reverse Stock Split may make the Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Common Stock for our shareholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

Accordingly, for these and other reasons discussed herein, we believe that being able to effect the Reverse Stock Split is in the best interests of the Company and its shareholders.

REASONS FOR THE AUTHORIZED SHARE REDUCTION

As a matter of Delaware law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares of common stock. However, without the Authorized Share Reduction, the Reverse Stock Split — together with the proposal to increase the authorized shares of the Company (Proposal 4) — could significantly increase the proportion of unissued, authorized shares of Common Stock to issued and outstanding shares of Common Stock. The Board believes that effecting the Authorized Share Reduction in connection with the Reverse Stock Split will maintain alignment with the market expectations regarding the number of shares of authorized Common Stock in comparison to the number of shares issued or reserved for issuance, and ensure that we do not have what some shareholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

There can be no assurance that the Reverse Stock Split and Authorized Share Reduction, if completed, will result in the intended benefits described above, including:

The Reverse Stock Split may not increase the market price of Common Stock.

We cannot assure you that the proposed Reverse Stock Split will increase the market price of the Common Stock or increase it proportionately. We expect that the Reverse Stock Split will increase the market price of the Common Stock. However, the effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per-share price of the Common Stock after the Reverse

2024 PROXY STATEMENT	103

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per-share price that would attract investors who do not trade in lower priced stocks. In addition, although we believe that the Reverse Stock Split may enhance the marketability of the Common Stock to certain potential investors, we cannot assure you that, if implemented, the Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of the Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of Common Stock and result in higher transaction costs.

The liquidity of the Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the market price does not increase as a result of the Reverse Stock Split.

You should also keep in mind that the implementation of the Reverse Stock Split and Authorized Share Reduction does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Common Stock decline after the proposed Reverse Stock Split and Authorized Share Reduction, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

The Board considered all of the foregoing factors and determined that seeking shareholder approval for the Reverse Stock Split Proposal is in the best interests of the Company and the shareholders.

The proposed Reverse Stock Split may increase “odd lots”.

If the Reverse Stock Split is implemented, it may increase the number of shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell (relative to “round lot” shareholdings of even multiples of 100 shares), and brokerage commissions and other costs of transactions in odd lots may be somewhat higher than the costs of transactions in “round lots”. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Common Stock for all shareholders.

REVERSE STOCK SPLIT EFFECTIVE TIME

The Reverse Stock Split, if approved by shareholders, would become effective at a future date upon the filing of the COI Reverse Stock Split Amendment with the Delaware Secretary of State, or such later time set forth therein. See below under “Reservation of Right to Abandon the Reverse Stock Split.”

At the Reverse Stock Split Effective Time, (a) except as to fractional shares, the Reverse Stock Split will combine, automatically and without any action on the part of us or our shareholders, three (3) shares of Common Stock issued (including shares of Common Stock held by the Company in treasury) immediately prior thereto into one (1) share of Common Stock and (b) the Authorized Share Reduction will reduce, automatically and without any action on the part of us or our shareholders, the number of authorized shares of Common Stock in proportion to the reduction of the issued shares.

IF THE REVERSE STOCK SPLIT PROPOSAL IS NOT APPROVED

If the Reverse Stock Split Proposal is not approved at the Annual Meeting, the COI will not be amended to effect the Reverse Stock Split.

104	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

IF THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED

If the Reverse Stock Split Proposal is approved and once the Board implements the Reverse Stock Split and the Authorized Share Reduction, the number of outstanding shares of Common Stock will be reduced by a ratio of 1-for-3 and the number of authorized shares of Common Stock will be proportionately decreased.

Effects on the Common Stock

If the Reverse Stock Split Proposal is approved three shares of existing Common Stock would be combined into one new share of Common Stock. Based on 804,265,543 shares of Common Stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately 268,088,514 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares).

The following table contains approximate information, based on share information as of the Record Date relating to our outstanding Common Stock based on the Reverse Stock Split ratio and information regarding our authorized and outstanding shares assuming that (a) COI Authorized Share Proposal and the Reverse Stock Split Proposal are approved and implemented and (b) all shares of Preferred Stock and Series D NVCE Stock issuable upon exercise of the Issued Warrants have been converted into shares of Common Stock.

NAME AND POSITION	NUMBER OF SHARES OF COMMON STOCK AUTHORIZED	NUMBER OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING	NUMBER OF SHARES OF COMMON STOCK AUTHORIZED BUT NOT OUTSTANDING
Pre-Reverse Stock Split	2,000,000,000	804,265,543	1,195,734,457
Post-Reverse Stock Split	666,666,666	268,088,514	398,578,152

The Reverse Stock Split Proposal would be effected simultaneously, and the exchange ratio would be the same, for all shares of Common Stock. The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any shareholder’s percentage ownership interest in the Company (other than as a result of the treatment of fractional shares). Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable.

Treatment of Fractional Shares

We will not issue any fractional shares of Common Stock (i.e., less than one full share of Common Stock) as a result of the Reverse Stock Split.

Instead, prior to effecting the Reverse Stock Split, our Board will determine whether we will (a) issue one full share of Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split; provided that fractional shares of Common Stock subject to outstanding equity awards shall be aggregated until, and eliminated at, the time of exercise or settlement by rounding-down for fractions that are less than one-half and rounding-up for fractions that are equal to or greater than one-half, in each case, unless otherwise determined by the Board or the Compensation Committee, or as otherwise required by applicable law, or (b) make a cash payment in lieu of fractional shares of Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split, at a price equal to the fraction of a share to which such shareholder would otherwise be entitled, multiplied by the closing price of a share of Common Stock as reported on NYSE on the trading day on which the Reverse Stock Split occurs.

If the Board determines to issue one full share of Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split, then all shareholders of Common Stock who would, as a

2024 PROXY STATEMENT	105

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

result of the Reverse Stock Split, hold a fractional share will, instead of such fractional share, receive a full share of Common Stock (regardless of whether they would have been entitled to one-third or two-thirds of a share of Common Stock). For example, if a shareholder held 10 shares of Common Stock prior to the Reverse Stock Split, such shareholder would then hold 4 shares of Common Stock after the 1-3 Reverse Stock Split (rather than 3 and one-third shares).

If the Board determines to make a cash payment in lieu of fractional shares of Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split, then each holder of Common Stock who would, as a result of the Reverse Stock Split, hold a fractional share will, instead of such fractional share, receive cash. The amount of cash to be paid by the Company to a holder of Common Stock in respect of a fractional share of Common Stock would be calculated based on the closing price of a share of Common Stock as reported on NYSE on the trading day on which the Reverse Stock Split occurs. For example, if the closing price of a share of Common Stock as reported on NYSE on the trading day on which the Reverse Stock Split occurs is $6.00, and a shareholder held 10 shares of Common Stock prior to the Reverse Stock Split, such shareholder would receive 3 shares of Common Stock and $2.00 (in lieu of the one-third of a fractional share) as a result of the 1-3 Reverse Stock Split (rather than three and one-third shares).

The Board’s determination of the treatment of fractional shares will apply to all holders of fractional shares of Common Stock in the same manner – i.e., all fractional shares will either be (i) rounded up for a full share of Common Stock or (ii) receive cash.

Effect on the Preferred Stock

The Reverse Stock Split Proposal, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares of our preferred stock. However, the conversion ratio of shares of our preferred stock would be proportionally adjusted in accordance with their terms.

Effect on Equity Compensation Arrangements

If the Reverse Stock Split Proposal is approved by our shareholders, as of the Reverse Stock Split effective time, the per share exercise price of any outstanding stock options and any applicable repurchase price of any restricted shares would be increased proportionately, and the number of shares issuable under outstanding stock options, restricted stock awards, performance share units and all other outstanding equity-based awards would be reduced proportionately. The number of shares of Common Stock authorized for future issuance under our equity plan would be proportionately reduced and other similar adjustments would be made under the equity plans to reflect the Reverse Stock Split. In addition, any performance targets to which any performance-based restricted stock units are subject would be proportionally adjusted.

Effect on Issued Warrants

If the Reverse Stock Split Proposal is approved by our shareholders and the Board decides to implement the Reverse Stock Split Proposal, as of the Reverse Stock Split Effective Time: all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of any such warrant being rounded up to the nearest whole share and proportionate adjustments will be made to the exercise price.

This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio.

106	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Effect on Market Capitalization

In addition, the Reverse Stock Split and Authorized Share Reduction will not itself directly affect our overall market capitalization, i.e., our market capitalization immediately before the Reverse Stock Split and Authorized Share Reduction will be the same as immediately after the Reverse Stock Split and Authorized Share Reduction, except as a result of any rounding up of fractional shares as described below. However, if our market price increases or declines following the Reverse Stock Split and Authorized Share Reduction, we will have a higher or lower market capitalization depending on that market price.

Effect on Exchange Act Reporting and CUSIP

After the Reverse Stock Split Effective Time, we would continue to be subject to periodic reporting and other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Common Stock would continue to be listed on NYSE under the symbol “NYCB”.

After the Reverse Stock Split Effective Time, the post-Reverse Stock Split and Authorized Share Reduction shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effective Time of Reverse Stock Split

The Reverse Stock Split Proposal, if approved by shareholders, would become effective upon the date determined by the Board, which must be prior to the one-year anniversary of the conclusion of the Annual Meeting, and, if required by law or otherwise deemed advisable by the Board, upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Although certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other shareholders.

PROPOSAL

The Company is seeking shareholder approval to effect a reverse stock split of the Common Stock by a ratio of 1-for-3 and a corresponding reduction in the total number of authorized shares of Common Stock the Company is authorized to issue, with such action to be effected at such time and date, as determined by the Board within one year after the conclusion of the Annual Meeting.

VOTE REQUIRED FOR APPROVAL

Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of votes cast by Company’s shareholders in person or by proxy at the Annual Meeting.

You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

2024 PROXY STATEMENT	107

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 6: Proposal to waive certain Investors and their respective affiliates from the provision of the Company’s Amended and Restated Certificate of Incorporation that Prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of the Company’s Common Stock from Voting in excess of such 10% threshold

THE COI WAIVER PROPOSAL

NYCB is asking shareholders to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the COI (the “Voting Limit Provision”) with respect to the Liberty Investors and the Reverence Investors and their applicable affiliates (such waiver the “COI Waiver”). The COI Waiver will not apply to any NYCB shareholder, other than the Liberty Investors and the Reverence Investors and their applicable affiliates.

The board of directors unanimously recommends that shareholders vote “for” the approval of proposal 6.

The Voting Limit Provision provides that in no event may any record owner of outstanding shares of Common Stock who beneficially owns, directly or indirectly, in excess of 10% of the then-outstanding shares of common stock as of any record date for the determination of shareholders entitled to vote on any matter (the “Limit”) be entitled or permitted to vote any shares of Common Stock held in excess of the Limit.

Pursuant to the Investment Agreements, NYCB has agreed to, among other things, use reasonable best efforts to submit to the NYCB shareholders the proposed COI Waiver for the requisite approval of the NYCB shareholders at the Annual Meeting. The approval of the COI Waiver by shareholders of the Company was not a condition to the completion of the transactions contemplated by the Investment Agreements.

CONSEQUENCES ASSOCIATED WITH THE FAILURE TO APPROVE THIS PROPOSAL

If the Company is not able to obtain the requisite shareholder approval of each of the Capital Raise Matters on or before September 9, 2024, the Company will be required to issue warrants to the Investors, which would become exercisable 60 days after their issuance if the requisite shareholder votes still have not been obtained at such time. If, however, the requisite shareholder votes are received prior to the expiration of such 60-day period after issuance, the Incentive Warrants will be cancelled. The Incentive Warrants provide the holder thereof the right, until the ten-year anniversary of the issuance of such warrant, to receive from the Company cash in an amount based on the Company’s then current stock price (and net the $2.00 per share exercise price), subject to a cap equal to: (i) from issuance thereof until (and

108	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

including) November 7, 2024, 160% of such holder’s investment in the Company in the Investment; (ii) on (and including) November 8, 2024 until (and including) January 6, 2025, 180% of such holder’s investment in the Company in the Investment; (iii) on (and including) January 7, 2025 until (and including) March 8, 2025, 200% of such holder’s investment in the Company in the Investment; and (iv) from and after March 9, 2025, 220% of such holder’s investment in the Company in the Investment. The maximum coverage of the Incentive Warrants shall not exceed 220%. Therefore, unless and until the receipt of the requisite shareholder approval of the Capital Raise Matters, the Company may have an obligation to issue Incentive Warrants and, subsequently, make material cash payments to the holders thereof if exercised.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Although certain of our officers and directors have an interest in the COI Waiver Proposal as a result of their ownership of shares of Common Stock, we do not believe that our officers or directors have interests in the COI Waiver Proposal that are different than or greater than those of any of our other shareholders, other than Steven T. Mnuchin and Milton Berlinski due to the COI Waiver applying only to the Liberty Investors and the Reverence Investors (as discussed in the Summary of the March 2024 capital raise) if Proposal 6 were approved. However, the Board considered such differing interests when evaluating the proposal and in light of the context of the March 2024 capital raise and the benefits to shareholders of approval of this proposal (such as avoidance of the obligation to issue the Incentive Warrants), the Board unanimously determined that the approval of the COI Waiver is in the best interests of the Company and its shareholders and recommends that shareholders approve the proposal.

VOTE REQUIRED FOR APPROVAL

Approval of the COI Waiver requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this Proposal.

You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have the effect of an “AGAINST” vote on the outcome of this Proposal.

2024 PROXY STATEMENT	109

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 7: Proposal to Approve the Issuance of Shares of Common Stock Upon Conversion of Preferred Shares of the Company issued in connection with the March 2024 capital raise

REASONS FOR REQUESTING SHAREHOLDER APPROVAL

Section 312.03(c) of the NYSE’s Listed Company Manual (“NYSE Rule 312.03(c)”) requires that a company with securities listed on NYSE obtain shareholder approval of the issuance of common stock in any transaction or series of related transactions if: (1) the common stock

The board of directors unanimously recommends that shareholders vote “for” the approval of proposal 7.

has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock (the “20% Cap”), unless one or more exceptions in NYSE Rule 312.03(c) apply.

As of March 6, 2024, there were 721,290,161 shares of Common Stock issued and outstanding. In connection with the Closing, the Company issued 76,630,965 shares of Common Stock. Upon and assuming the conversion of all of (a) the Preferred Stock issued in the Investment, and (b) the Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment, an additional approximately 763 million shares of Common Stock would become issued and outstanding. The total number of shares of Common Stock issued and issuable (upon the conversion of all of (i) the Preferred Stock issued in the Investment, and (ii) the Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment) would exceed the 20% Cap and, therefore, approval of the Company’s shareholders of such total issuances of Common Stock is required by NYSE Rule 312.03(c) to allow such conversion of shares of Preferred Stock and Series D NVCE Stock (the “Share Issuance”).

TERMS OF THE SERIES B PREFERRED STOCK

On March 11, 2024, the Company filed a Certificate of Designation (the “Series B Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 267,062 shares of authorized preferred stock of the Company as the Series B Preferred Stock. As of the Record Date, there are 192,062 shares of Series B Preferred Stock issued and outstanding.

Holders of Series B Preferred Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series B Certificate of Designation that significantly and adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock.

For the period of time between March 11, 2024 and the receipt of the requisite Shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation provides for quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board. The Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock a dividend at the same time.

110	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

During the period of time between March 11, 2024 and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation also provides for a liquidation preference equal to $2,000 per share. With respect to such liquidation preference, the Series B Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series C Preferred Stock, and ranks senior to the Common Stock and Series D NVCE Stock. Following the satisfaction of the liquidation preference, the Series B Preferred Stock participates with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. Upon the occurrence of a Reorganization Event (as defined in the Series B Certificate of Designation), the Series B Preferred Stock is entitled to a liquidation preference equal to two times the liquidation preference discussed above. The Series B Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series C Preferred Stock, but senior to the Common Stock and Series D NVCE Stock. A “Reorganization Event” is defined in the Series B Certificate of Designation as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any transfer or disposition of all or substantially all of our property and assets pursuant to which all of our Common Stock is exchanged for cash, securities or other property, (c) any reclassification of our Common Stock into securities other than Common Stock or (d) any statutory exchange of all our Common Stock for securities of another Person (other than in connection with a merger or acquisition).

From and after receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the holders of Series B Preferred Stock are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and shall rank as equal to the Common Stock in any liquidation of the Company.

Each share of Series B Preferred Stock will automatically convert into 1,000 shares of Common Stock in a Reg Y Transfer, unless such conversion would require the expiration of any remaining applicable waiting period under the HSR Act or receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, in which case, such shares of Series B Preferred Stock would convert into shares of Series C Preferred Stock. The conversion rate applicable to the Series B Preferred Stock is subject to certain customary anti-dilution adjustments.

The terms of the Series B Preferred Stock are more fully described in the Series B Certificate of Designation, a form of which is included as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

TERMS OF THE SERIES C PREFERRED STOCK

On March 11, 2024, the Company filed a Certificate of Designation (the “Series C Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 523,369 shares of authorized preferred stock of the Company as the Series C Preferred Stock. As of the Record Date, there are 249,556 shares of Series C Preferred Stock issued and outstanding.

Holders of Series C Preferred Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series C Certificate of Designation that significantly and adversely affect the preferences, rights, privileges or powers of the Series C Preferred Stock.

The Series C Certificate of Designations provides for quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board. The Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series C Preferred Stock a dividend at the same time.

2024 PROXY STATEMENT	111

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The Series C Certificate of Designation also provides for a liquidation preference equal to $2,000 per share. With respect to such liquidation preference, the Series C Preferred Stock ranks pari passu with the Company’s Series A Preferred Stock and Series B Preferred Stock, and ranks senior to the Common Stock and Series D NVCE Stock. Following the satisfaction of the liquidation preference, the Series C Preferred Stock participates with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. Upon the occurrence of a Reorganization Event (as defined in the Series C Certificate of Designation), the Series C Preferred Stock is entitled to a liquidation preference equal to two times the liquidation preference discussed above. Under these circumstances, the Series C Preferred Stock ranks pari passu with the Series A Preferred Stock and Series B Preferred Stock, but senior to the Company’s Common Stock and Series D NVCE Stock. A “Reorganization Event” is defined in the Series C Certificate of Designation as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, (b) any transfer or disposition of all or substantially all of our property and assets pursuant to which all of our Common Stock is exchanged for cash, securities or other property, (c) any reclassification of our Common Stock into securities other than Common Stock or (d) any statutory exchange of all our Common Stock for securities of another Person (other than in connection with a merger or acquisition).

Upon the expiration or termination of any remaining applicable waiting period (or extension thereof) under the HSR Act applicable to the conversion of shares of Series C Preferred Stock into Common Stock, the maximum number of shares of Series C Preferred Stock that can convert into shares of Common Stock without requiring NYCB shareholder approval of the COI Authorized Share Amendment and/or the Share Issuance will automatically convert into 1,000 shares of Common Stock for each converting share of Series C Preferred Stock. On April 17, 2024, as a result of receipt of the applicable HSR approval, 16,494 shares of Series C Preferred Stock were converted into 16,494,000 shares of Common Stock.

Upon receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock for each converting share of Series C Preferred Stock (subject to the expiration of any remaining applicable waiting period under the HSR Act). The Series C Certificate of Designations also provides for other automatic conversion scenarios under circumstances where the requisite shareholder approval of the COI Authorized Share Amendment and the Share Issuance are not obtained at the same time or the requisite shareholder approval of one or both of the COI Authorized Share Amendment or the Share Issuance are obtained before the expiration of any remaining applicable waiting period under the HSR Act.

The terms of the Series C Preferred Stock are more fully described in the Series C Certificate of Designations, a form of which is included as Exhibit 3.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

TERMS OF THE SERIES D NVCE STOCK

On March 11, 2024, the Company filed a Certificate of Designation (the “Series D Certificate of Designation”) with the Secretary of State of the State of Delaware to designate 315,000 shares of authorized preferred stock of the Company as the Series D NVCE Stock. As of the Record Date, there are no shares of Series D NVCE Stock issued and outstanding.

Holders of Series D NVCE Stock generally do not have voting rights, except with respect to certain protective matters such as amendments to the COI or the Series D Certificate of Designations that significantly and adversely affect the preferences, rights, privileges or powers of the Series D NVCE Stock.

112	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Holders of Series D NVCE Stock are entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock. The Board cannot declare or pay any cash dividend or make cash distributions in respect of the Common Stock, unless the Board declares and pays to the holders of Series D NVCE Stock at the same time and on the same terms as the holders of Common Stock, the dividend to which the shares of Series D NVCE Stock are entitled.

In the event of any liquidation, dissolution or winding up of the affairs of the Company, holders of the Series D NVCE Stock are entitled to receive, in preference to the holders of the Common Stock, an amount per share equal to $0.0001.

Each share of Series D NVCE Stock will automatically convert into 1,000 shares of Common Stock in a Reg Y Transfer, unless such conversion would require the expiration of any remaining applicable waiting period under the HSR Act or the receipt of the requisite shareholder approval of the COI Authorized Share Amendment or the Share Issuance, in which case, only the maximum number of shares of Series D NVCE Stock that can convert into Common Stock without receipt of the requisite shareholder approval of the COI Authorized Share Amendment or the Share Issuance or expiration of any applicable waiting period under the HSR Act will convert into shares of Common Stock. The conversion rate remaining applicable to the Series D NVCE Stock is subject to certain customary anti-dilution adjustments.

The terms of the Series D NVCE Stock are more fully described in the Series D Certificate of Designation, a form of which is included as Exhibit 3.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

In addition, notwithstanding anything to the contrary set forth in their respective Investment Agreements, the Certificates of Designations or the Issued Warrants, certain Investors are restricted from converting, exchanging or exercising its Preferred Stock, Series D NVCE Stock and/or Issued Warrants to the extent such conversion, exchange or exercise would result in such Investor together with its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock then outstanding.

TERMS OF THE ISSUED WARRANTS

On March 11, 2024, NYCB issued the Issued Warrants to purchase (in the aggregate) approximately 315,000 shares of Series D NVCE Stock, each at an exercise price of $2,500 per share, subject to customary anti-dilution adjustments provided under the Issued Warrants. On and following September 10, 2024, and prior to 5:00 pm (New York City time) on March 11, 2031, the Issued Warrants may be exercised, on a net share settlement basis, by the holder thereof. Prior to September 10, 2024, the Investors (and certain affiliates of the Investors) are prohibited from (a) transferring, selling or disposing of any shares of Common Stock or Preferred Stock or the Issued Warrant issued pursuant to an applicable Investment Agreement (subject to certain exceptions, such as certain transfers to affiliates), or (b) effecting or entering any short sale or similar hedge of any shares of Common Stock or Preferred Stock or the Issued Warrant (subject to certain exceptions). Failure to comply with the foregoing restrictions will result in the applicable holder of the Issued Warrant automatically forfeiting such Issued Warrant.

The terms of the Issued Warrants are more fully described in the Issued Warrant, a form of which is included in Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2024 and incorporated by reference herein.

EFFECT OF SHAREHOLDER APPROVAL

Series B Preferred Stock. If the Company’s shareholders approve the COI Authorized Share Amendment and the Share Issuance, the special dividend rights and liquidation preferences cease to apply to the Series B Preferred Stock and the

2024 PROXY STATEMENT	113

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

holders of Series B Preferred Stock are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and shall rank as equal to the Common Stock in any liquidation of the Company.

Series C Preferred Stock. If the Company’s shareholders approve the COI Authorized Share Amendment and the Share Issuance, the Series C Preferred Stock will automatically convert into shares of Common Stock in accordance with the terms of the Series C Certificates of Designation, subject to any other limitations therein.

Under the Investment Agreements, the Closing was not conditioned on the shareholder approval of the COI Authorized Share Amendment and the Share Issuance, but the conversion of the Preferred Stock and Series D NVCE Stock issuable upon exercise the Issued Warrants, as applicable, into Common Stock is conditioned on and/or requires the shareholder approval of the COI Authorized Share Amendment and the Share Issuance.

CONSEQUENCES ASSOCIATED WITH THE APPROVAL OF THIS PROPOSAL

Conversion of the Preferred Stock and Series D NVCE Stock into Common Stock. Conversion of all of the shares of Preferred Stock issued in the Investment would result in the issuance of approximately 448,369,000 shares of Common Stock. Conversion of all the shares of Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment would result in the issuance of approximately 315,000,000 additional shares of Common Stock (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full). The rights and privileges associated with the Common Stock issuable upon conversion of the Preferred Stock and/or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants will be identical to the rights and privileges associated with the Common Stock, and such shares of Common Stock do not have any preemptive rights.

Significantly Improved Capital Ratios. As a bank holding company regulated by the Board of Governors of the Federal Reserve System, the Company is required to maintain capital in forms and amounts that exceed specified regulatory minimums and general supervisory expectations. The Series B Preferred Stock and Series C Preferred Stock are treated as “additional Tier 1 capital” for regulatory capital purposes. The conversion or exchange of the Series B Preferred Stock and Series C Preferred Stock into Common Stock, which is conditioned (in part) on the receipt of certain governmental and stockholder approvals as described herein, will allow the associated capital amounts to instead be treated as “common equity tier 1” (or CET1) capital for regulatory capital purposes. CET1 capital is a higher and generally preferred form of regulatory capital than is additional Tier 1 capital. The table below compares the actual regulatory capital ratios of the Company as of December 31, 2023, with those same ratios as of December 31, 2023, adjusted to reflect closing of the capital raise and assuming full conversion or exchange of the Series B Preferred Stock and Series C Preferred Stock into Common Stock.

	DECEMBER 31, 2023 (ACTUAL)	DECEMBER 31, 2023 (PRO FORMA WITH MARCH 2024 CAPITAL RAISE ASSUMING FULL CONVERSION)
CET1 Capital Ratio	9.1%	10.3%
Tier 1 Capital Ratio	9.6%	10.8%
Total Capital Ratio	11.8%	13.0%
Leverage Ratio	7.8%	8.6%
TCE/TA Ratio	6.4%	7.3%

Elimination of Costly Dividends and Dividend Blockers. Each of the Series B Preferred Stock and Series C Preferred Stock currently have a 13% non-cumulative annual dividend rate, and have their first dividend payment date in June of

114	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

2024. If this Proposal and the Share Issuance Proposal are approved, then the Series C Preferred Stock will automatically convert into Common Stock (subject to the expiration of any remaining applicable waiting period under the HSR Act) and the Series B Preferred Stock dividend will change to a participating common rate (i.e. same dividend as the Common Stock). The 13% dividend on the full Series B Preferred Stock and Series C Preferred Stock issued in the March 2024 capital raise is approximately $116,575,940 annually. Because the dividends are non-cumulative, the Company could determine not to pay the dividend in any period, however, in such case the Company would be prohibited from paying dividends on the Common Stock or the Series A Preferred Stock.

Increased Authorized Shares. As of the Record Date, the Company had 804,265,543 shares of Common Stock issued and outstanding. In the event that all the shares of Preferred Stock and shares of Series D NVCE Stock issuable upon the exercise of the Issued Warrant issued in the March 2024 capital raise issued and outstanding as of the Record Date, were converted to shares of Common Stock, an additional approximately 757 million shares of Common Stock would become issued and outstanding, which, together with the shares of Common Stock already issued and outstanding, would be approximately 1,561 million shares of Common Stock. The COI only authorizes the Company to issue 900 million shares of Common Stock. There are insufficient authorized but unissued shares of Common Stock available to facilitate the conversion into Common Stock of all shares of Preferred Stock and shares of Series D NVCE Stock issuable upon the exercise of the Issued Warrant issued in the March 2024 capital raise. An increase in the authorized shares of Common Stock would also provide the Company additional authorized share capital and, accordingly, flexibility (i) to use the Common Stock as a form of employee compensation, (ii) to opportunistically access capital markets whenever we believe it is advisable in order to execute on our business and strategy of responsible growth and financial strength for the Company, and to address regulatory expectations, and (iii) in the case we are presented with any future potential strategic transactions or other corporate opportunities that we determine are advisable.

Dilution. Conversion of the Preferred Stock and Series D NVCE Stock issuable upon exercise of all of the Issued Warrants would be expected to result in the issuance of shares of the Common Stock. There would be a dilutive effect on the voting power of the Common Stock issued and outstanding as a result of any conversions of Preferred Stock or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full).

Conversion of all of the shares of Preferred Stock issued in the Investment, of which 23,245 shares of Series C Preferred Stock have already converted into Common Stock, would result in a total issuance of approximately 448,369,000 shares of Common Stock. Conversion of all the shares of Series D NVCE Stock issuable upon exercise of all of the Issued Warrants issued in the Investment would result in the issuance of approximately 315,000,000 additional shares of Common Stock (however, given the net settlement feature of the Issued Warrants, less than the full amount of the Series D NVCE Stock will be issued even if the Issued Warrants are exercised in full). The conversion of the Preferred Stock and Series DNVCE Stock into Common Stock would have a dilutive effect on the voting power of the Common Stock issued and outstanding, as set forth in the below table. However, the conversion of the Preferred Stock and Series D NVCE Stock into Common Stock would not have a dilutive economic effect on the Common Stock issued and outstanding, as the Preferred Stock and Series D NVCE Stock have liquidation and/or dividend preferences that rank pari passu or, in some cases, above the Common Stock, as detailed in Proposal 4. After the liquidation preferences are satisfied, the Preferred Stock participates pro rata with the Common Stock on a pari passu basis. However, the holders of such converted Common Stock would not gain any economic rights in the Company upon conversion that they did not already have by virtue of their ownership of the Preferred Stock and Series D NVCE Stock. In contrast, if the Preferred Stock does not convert, then it will continue to have the superior economic rights relative to the Common Stock, as described above.

2024 PROXY STATEMENT	115

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Shareholder approval of Proposals 4 and 7, would also have the effect of eliminating costly dividends, dividend blockers (i.e., prohibition on NYCB declaring and paying dividends on shares of Common Stock and parity classes of preferred stock, unless the 13% annual rate dividend is paid declared and paid on shares of Series B Preferred Stock and Series C Preferred Stock), and liquidation preference associated with the Preferred Stock. Each share of the Series B Preferred Stock and Series C Preferred Stock currently have a 13% non-cumulative annual dividend rate, and have their first dividend payment date on June 17, 2024 (if declared by the Board). If Proposals 4 and 7 are approved, then the Series C Preferred Stock will automatically convert into Common Stock (subject to the expiration of any remaining applicable waiting period under the HSR Act) and no longer be entitled to a 13% non-cumulative annual dividend rate, and the Series B Preferred Stock dividend will change to a participating common rate (i.e. same dividend as the Common Stock). The 13% dividend on the full Series B Preferred Stock and Series C Preferred Stock issued in the March 2024 capital raise is approximately $116,575,940 annually. Because the dividends are non-cumulative, the Company could determine not to pay the dividend in any period, however, in such case the Company would be prohibited from paying dividends on the Common Stock or the Series A Preferred Stock.

Market Effects. In accordance with the Registration Rights Agreement, the Company intends to file and seek the effectiveness of a registration statement with the SEC to enable the holders of the Preferred Stock and the Issued Warrants to freely sell their shares of Common Stock to be issued upon conversion of the Preferred Stock or Series D NVCE Stock issuable upon exercise of all of the Issued Warrants, as applicable. If significant quantities of the Common Stock are sold, or if it is perceived that they may be sold, the market price of the Common Stock may be adversely affected.

CONSEQUENCES ASSOCIATED WITH THE FAILURE TO APPROVE THIS PROPOSAL

Series B Preferred Stock. For the period of time between the Closing and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series B Certificate of Designation provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock a dividend at the same time, and (b) a per share of Series B Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series B Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. From and after the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the holders of Series B Preferred Stock (i) are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and (ii) shall rank as equal to the Common Stock in any liquidation of the Company. Therefore, unless and until the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series B Preferred Stock will have superior dividend and liquidation rights to shares of Common Stock.

Series C Preferred Stock. For the period of time between the Closing and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Series C Certificate of Designation provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series C Preferred Stock a dividend at the same time, and (b) a per share of Series C Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series C Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company.

116	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

From and after the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series C Preferred Stock will automatically convert into shares of Common Stock (subject to certain conversion limitations related to expiration of any remaining applicable waiting period under the HSR Act). Therefore, unless and until the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series C Preferred Stock will remain outstanding and have superior dividend and liquidation rights to shares of Common Stock.

Incentive Warrants. If the Company is not able to obtain the requisite shareholder approval of each of Capital Raise Matters on or before September 9, 2024, the Company will be required to issue to the Investors the Incentive Warrants, which would become exercisable 60 days after their issuance if the receipt of the requisite shareholder approval of each of the Capital Raise Matters still have not been obtained at such time. The Incentive Warrants provide the holder thereof the right, until the ten-year anniversary of the issuance of such warrant, to receive from the Company cash in an amount based on the Company’s then current stock price (and net the $2.00 per share exercise price), subject to a cap equal to: (i) from issuance thereof until (and including) November 7, 2024, 160% of such holder’s investment in the Company in the Investment; (ii) on (and including) November 8, 2024 until (and including) January 6, 2025, 180% of such holder’s investment in the Company in the Investment; (iii) on (and including) January 7, 2025 until (and including) March 8, 2025, 200% of such holder’s investment in the Company in the Investment; and (iv) from and after March 9, 2025, 220% of such holder’s investment in the Company in the Investment. The maximum coverage of the Incentive Warrants shall not exceed 220%. Therefore, unless and until the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Company may have an obligation to issue Incentive Warrants and, subsequently, make material cash payments to the holders thereof if exercised. Further, certain holders of Incentive Warrants may seek to use their registration rights under the Registration Rights Agreement with respect to the Incentive Warrants, which may adversely impact the market price of our common stock.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Although certain of our officers and directors have an interest in the Share Issuance proposal as a result of their ownership of shares of Common Stock, we do not believe that our officers or directors have interests in the Share Issuance proposal that are different than or greater than those of any of our other shareholders, other than Steven T. Mnuchin and Milton Berlinski due to their direct or indirect control of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Liberty Investors and Reverence Capital, respectively (which would convert or may become exchangeable into Common Stock, subject to certain limitations, as discussed in the Summary of the March 2024 capital raise if Proposal 7 were approved). However, the Board considered such differing interests when evaluating the proposal and in light of the context of the March 2024 capital raise and the benefits to shareholders of approval of this proposal (such as elimination of the dividend and liquidation preference associated with the Series B Preferred Stock, conversion of shares of Series C preferred Stock and avoidance of the obligation to issue the Incentive Warrants), the Board unanimously determined that the approval of the COI Share Issuance proposal is in the best interests of the Company and its shareholders and recommends that shareholders approve the proposal.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal 7.

VOTE REQUIRED FOR APPROVAL

This proposal will be considered approved if a majority of votes cast in person or by proxy at the Annual Meeting vote in favor of the proposal. You may vote “For,” “Against” or “Abstain” from voting on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

2024 PROXY STATEMENT	117

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 8: Approval of an Amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan

The Board is asking shareholders to approve an amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”) that would increase the shares reserved for issuance by 35.8 million shares. The share reserve increase is the only modification to the 2020 Plan contemplated by the amendment. All other terms and conditions of the 2020 Plan will remain unchanged.

Increasing the number of shares available for issuance under the 2020 Plan is necessary to enable the continued use of equity compensation awards, including those that vest based on attainment of prescribed performance goals, to provide competitive levels of compensation to key talent and promote alignment between management and stockholder interests. Execution of the Company’s transformation and	The board of directors unanimously recommends that shareholders vote “for” the adoption of the amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.

operational, risk and financial objectives requires an investment in human capital and successful attraction and retention of high-demand talent in a very competitive business environment. Granting equity-based compensation to senior executives, key-employees, and non-employee directors encourages ownership in the Company by key personnel whose contribution is essential to the Company’s continued progress and, thereby, encourage recipients to act in our stockholders’ interests. Our people are our greatest asset in the delivery of sustainable, long-term value to our stockholders.

After considering the number of shares currently available under the 2020 Plan and assessing the Company’s anticipated equity compensation needs under several scenarios, we believe that approval of the amendment will provide the Company with the flexibility necessary to meet the objectives of our incentive compensation program. Based on our historic use of equity-based compensation, the Board estimates that the new shares requested under the 2020 Plan will be sufficient to provide awards for approximately two years. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.

If this proposal is approved by our stockholders, the 2024 Amendment to the 2020 Plan, which is attached as Appendix B to this proxy statement, will become effective on May 31, 2024, thereby increasing the overall number of shares available for issuance under the 2020 Plan by 51.9 million, increasing the number of shares available for issuance pursuant to the 2020 Plan by 35.8 million. If our shareholders do not approve this proposal, the 2020 Plan will remain in effect in its current form. However, without approval of the amendment, there are insufficient shares available under the 2020 Plan to make annual awards under the Company’s existing compensation programs. In this event, the Compensation Committee may consider other alternatives such cash-based programs to attract, retain, and compensate eligible officers, employees and non-employee directors.

118	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

SHARES AVAILABLE IN EQUITY COMPENSATION PLANS (AS OF DECEMBER 31, 2023)
Total number of stock options and stock appreciation rights outstanding(1)	—
Total number of shares subject to full value awards outstanding (including RSUs and PBRSUs)(2)	16,392,229
Total number of shares remaining available for future grant under the 2020 Plan and the Flagstar Plan(3)	16,143,893
Total number of shares of common stock outstanding as of the Record Date	804,265,543

(1)	The Company has not granted any stock options or stock appreciation rights of any kind.

(2)	The number of shares subject to full-value awards outstanding includes PRBSUs outstanding assuming performance at maximum performance level.

(3)	The number of shares remaining available for future grant under the 2020 Plan (16,143,893 shares) reflects PSUs at maximum payout.

No Change to Material Plan Features

•	The 2020 Plan expressly requires shareholder approval to increase the share reserve and does not include any “evergreen” provisions relating to the share reserve.

•	The 2020 Plan is administered by the Compensation Committee, which consists solely of independent directors.

•	The 2020 Plan follows best practices with respect to share counting:

•	Any shares surrendered to pay an option exercise price or satisfy tax withholding, or repurchased by the Company with option exercise proceeds, will not be added back to the 2020 Plan reserve.

•

The Plan provides that the gross number of stock options or stock appreciation rights exercised or settled, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the 2020 Plan.

•	Awards under the 2020 Plan are subject to a minimum one-year vesting period with a limited exception for up to 5% of the available shares.

•	Stock options and stock appreciation rights must be granted at the fair market value of the Company’s common stock on the grant date.

•	Repricing of stock options and stock appreciations rights is prohibited without shareholder approval, including by means of an exchange for a different type of award.

•

The 2020 Plan incorporates a definition of “change in control” that relies on customary triggers to establish the occurrence of a “change in control” with respect to the Company, including a requirement that any merger or similar transaction must be consummated, and not merely entered into, to constitute a change in control.

•

The 2020 Plan incorporates “double trigger” vesting for awards that are not replaced or assumed in connection with a change in control. If the awards are replaced or assumed, full vesting will only occur upon the participant’s subsequent involuntary termination, other than for cause (as defined in the 2020 Plan) or termination for good reason (as defined in the 2020 Plan) within two years of the change in control effective date.

•	The 2020 Plan includes clawback provisions that are consistent with Company policy and applicable law.

•	The 2020 Plan places an annual limit of $350,000 on the value of equity grants that can be made to any individual non-employee directors.

2024 PROXY STATEMENT	119

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The Share Reserve Increase for the 2020 Plan is Consistent with Market Practice

The share reserve under the 2020 Plan reflects a balancing of the Company’s desire to continue granting equity awards with the interests of our shareholders in minimizing dilution. In determining the appropriate number of shares to make available under the Plan, the Compensation Committee considered potential dilution and burn rate data (see below). The Company believes that, taking into account the proposed 35.8 million share increase, the 2020 Plan share reserve represents an acceptable level of dilution to our existing shareholders in light of the continuing benefits to our future performance that we expect the 2020 Plan to support.

Overhang. Overhang is a measure commonly used to assess the dilutive impact of equity programs such as the proposed 2020 Plan. Overhang shows how much existing shareholder ownership would be diluted if all outstanding equity awards and all shares reserved under equity plans but not yet granted were introduced into the market. Our overhang was 3.9%. As detailed below, the additional 35.8 million shares being requested in this proposal would increase our aggregate overhang by 4.1% to approximately 7.8%, which we believe aligns with market practice in the banking sector.

POTENTIAL OVERHANG WITH 35.8 MILLION ADDITIONAL SHARES
Outstanding Full Value Awards(1)	16,392,229
Shares Available for Grant under the 2020 Plan	16,143,893
Additional Shares Requested	35,800,000
Total Potential Overhang(2)	68,336,122
Shares Outstanding as of the Record Date	804,265,543
Fully Diluted Potential Shares Outstanding(3)	872,993,313
Potential Dilution of 35.8 million additional shares as a Percentage of Fully Diluted Potential Shares Outstanding	4.1%
Total Potential Overhang as a Percentage of Fully Diluted Potential Shares Outstanding	7.8%

(1)

“Full Value Awards” includes the grant restricted stock, restricted stock unit and performance share unit awards, in each case, as of December 31, 2023. The Full Value Awards consist of 12,787,498 shares of time-based vested restricted stock and restricted stock units and 1,218,288 performance share units granted (assuming maximum performance). Depending on the applicable award terms, the number of Shares to be issued in settlement of performance-based awards varies from 0% to 150% of target, based upon achievement of the performance goals.

(2)

“Total Potential Overhang” includes the sum of the total number of shares subject to equity awards outstanding as of December 31, 2023, the number of shares currently available grant under the 2020 Plan and the number of additional shares requested.

(3)

“Fully Potential Diluted Shares Outstanding” reflects the sum of the total number of shares outstanding as of the Record Date and the total potential overhang if the share increase amendment is approved.

Burn Rate. Burn rate refers to how fast a company uses the supply of shares authorized for awards under its stock plans. The burn rate is calculated by dividing the number of shares subject to equity awards granted in a particular year by the weighted-average number of shares outstanding during the year. Over the last three years, we have maintained an average annual burn rate of 1.03% of shares of common stock outstanding. Based on our historical burn rate forfeiture rates, the additional 35.8 million shares authorized upon approval of the amendment to the 2020 plan and the existing share reserve of 16,143,893 shares are expected to cover awards over the next two years, a period which we believe is consistent with market practice.

(IN THOUSANDS)	FISCAL 2021	FISCAL 2022	FISCAL 2023	3-YEAR AVERAGE
Time-based restricted stock and restricted stock units granted	3,131,949	3,710,689	9,995,495
Performance shares granted(1)	356,740	473,211	566,656
Total granted	3,488,689	4,183,900	10,562,151
Weighted average shares outstanding	463,865,661	483,603,395	713,643,550
Burn Rate	0.75%	0.87%	1.48%	1.03%

(1)	Assumes target award for performance shares granted.

120	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Summary of the 2020 Plan

The following is a summary of the material provisions of the 2020 Plan. A copy of the 2020 Plan is attached to this Proxy Statement as Appendix B and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the 2020 Plan and the 2020 Plan will control if there is any inconsistency between this summary and the 2020 Plan. The provisions of the plan that are affected by the proposed amendment are noted in bold italics in Sections 6(a) and 15(a) of the 2020 Plan.

Administration. The 2020 Plan is administered by the Compensation Committee of the Board or any other committee of the Board or one or more of our officers to whom the Board or Committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator has the authority to interpret the 2020 Plan or award agreements entered into with respect to the 2020 Plan; make, change, and rescind rules and regulations relating to the 2020 Plan; make changes to, or reconcile any inconsistency in, the 2020 Plan or any award or agreement covering an award; and take any other needed to administer the 2020 Plan.

Eligibility; Non-Employee Director Award Limits. The Administrator may designate any of the following as a participant under the 2020 Plan: any officer or employee, or individuals engaged to become an officer or employee, of the Company or our affiliates; and consultants of the Company or our affiliates, and our directors, including our non-employee directors. Subject to adjustment described below, no non-employee director may be granted awards that could result in such Participant receiving awards with a fair market value in excess of $350,000 in respect of any fiscal year of the Company. In general, fair market value is, on any date, based on the closing price of a share of common stock on the national securities exchange where the shares are traded or the preceding trading date if no trades occurred on the specified date.

Types of Awards. The 2020 Plan permits the Administrator to grant stock options, stock appreciation rights, performance shares, performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2020 Plan. Only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our Company or any affiliate, including the plan of an acquired entity).

Shares Reserved under the 2020 Plan. The 2020 Plan initially provided that 12,000,000 shares of our common stock were reserved for issuance under the 2020 Plan, plus a limited number of shares that were or subsequently became available for grant under our terminated prior 2012 equity plan. In 2023, an amendment was approved by shareholders that increased the number of shares reserved for issuance under the 2020 Plan by 17.5 million shares. As of December 31, 2023, 16,143,893 shares remain available for new equity awards under the 2020 Plan. If shareholders approve the proposed 2020 Plan amendment, the current reserve would be increased by 35.8 million shares. The number of shares reserved for issuance under the 2020 Plan is reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may settled solely in cash will not deplete the 2020 Plan share reserve at the time the award is granted. If (i) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (ii) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (iii) shares are forfeited under an award, or (iv) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the 2020 Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding stock appreciation right, shares we purchase using proceeds from stock option exercises, and shares tender or withheld to satisfy any federal, state, or local tax withholding obligations may not be reissued under the 2020 Plan.

2024 PROXY STATEMENT	121

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Options. The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price of a stock option may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights. The Administrator may grant stock appreciation rights (“SARs”). A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2020 Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (iii) a term that must be no later than 10 years after the date of grant, and (iv) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards. The Administrator may grant awards of shares of common stock, restricted stock, restricted stock units (“RSUs”), performance shares, or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) and/or upon the completion of a period of service. An RSU grants the participant the right to receive cash and/or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved and/or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units gives the participant the right to receive cash and/or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator determines all terms and conditions of the awards including (i) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (ii) the length of the vesting and/or performance period, subject to the minimum vesting period requirement (described below), and, if different, the date that payment of the benefit will be made, (iii) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (iv) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards. The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (as described above), the performance period, the potential amount payable, and the timing of payment.

Performance Goals. For purposes of the 2020 Plan, the Administrator may establish performance goals which relate to one or more of the following measures with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units and such goals may be established on an absolute or relative basis. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or

122	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an affiliate.

Dividend Equivalent Units. The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. The Administrator determines all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, dividend equivalent unit awards that relate to performance shares or performance units may not provide for payment prior to vesting of such shares or units, and dividend equivalent unit awards granted in tandem with another award may not include vesting provisions more favorable than the vesting provisions of the tandem award.

Other Stock-Based Awards. The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

Minimum Vesting. All awards granted under the 2020 Plan must have a minimum vesting period of one year from the grant date, except for awards with respect to up to 5% of the total number of shares of common stock reserved under the 2020 Plan. The Administrator may, however, accelerate the vesting or deem an award earned, in whole or in part, upon a participant’s death, disability, or, in the limited circumstances described below, at the time of a change of control.

Transferability. Awards are not transferable, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) transfer an award without receiving any consideration.

Adjustments. If (i) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (ii) we subdivide or combines shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a shareholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2020 Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the 2020 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals applicable to an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2020 Plan. The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2020 Plan.

Effect of a Change in Control

•

Awards Assumed by Successor. Upon a change in control (as defined in the 2020 Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

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Each assumed award must qualify as a “replacement award” (as defined in the 2020 Plan) such that (i) it is of the same type as the replaced award or, if it is of a different type than the replaced award, the Committee (as constituted immediately prior to the change in control) finds such type acceptable; (ii) it has a value at least equal to the value of the replaced award; (iii) it relates to publicly traded equity securities listed on a U.S. national securities exchange of the Company or its successor in the change in control or another entity that is affiliated with the Company or its successor following the change in control; and (iv) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent change in control).

i.

If the securities to which the awards relate after the change in control are not listed and traded on a national securities exchange, then (A) the participant will be provided the option, upon exercise or settlement of an award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (B) for purposes of determining such fair value, no reduction will be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

ii.

With respect to replaced awards, upon the participant’s termination of employment within two years following the change in control (A) by the successor or surviving corporation without cause (as defined in the 2020 Plan), (B) by the participant for good reason (as defined in the 2020 Plan) or (C) by reason of death or disability (as defined in the 2020 Plan), all of the participant’s awards that are in effect as of the date of such termination will vest in full or be deemed earned in full (assuming the target performance goals specified under such award were met, if applicable) as of the effective date of termination. In the event of any other termination of employment within two years after a change in control that is not described above, the terms of the applicable award agreement will apply.

•

Awards Not Assumed by Successor. To the extent the successor as a result of the change in control transaction does not assume the awards or issue replacement awards, then immediately prior to the date of the change in control:

i.

Each option or SAR, other than a performance-based option or SAR, that is then held by a Participant who is employed by or in the service of the Company or an affiliate will immediately vest, and, unless otherwise determined by the Board or Administrator, all Options and SARs will be cancelled on the date of the change in control in exchange for a cash payment equal to the excess of the change in control price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the change in control price will be cancelled for no consideration;

ii.	Restricted Stock and Restricted Stock Units that are not subject to performance-based vesting conditions will vest in full;

iii.

All performance-based awards for which the performance period has expired will be paid based on actual performance (and assuming all employment or other requirements had been met in full). All outstanding performance-based awards that are not vested and as to which the level of the award depends upon the satisfaction of one or more performance goals will immediately vest and all performance goals will be deemed satisfied (A) by reference to the Company’s actual performance relative to such performance goals through the most recent date prior to the change in control for which the level of attainment of such performance goals can be determined by the Committee (as constituted immediately prior to the change in control) in its sole discretion or (B) if the Committee is unable to make such determination, at the target level of performance. The award will be settled in cash, Shares or a combination thereof, as determined by the Committee, within ten (10) days following such change in control (except to the extent that settlement of the award must be made pursuant to its

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original schedule in order to comply with Internal Revenue Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied;

iv.	All dividend equivalent units that are not vested will vest (to the same extent as the award granted in tandem with the dividend equivalent unit, if applicable) and be paid; and

v.

All other awards not described in the foregoing paragraphs above that are not vested will vest and if an amount is payable under such vested award, such amount will be paid in cash based on the value of the award.

Term of Plan. The 2020 Plan expires on the June 3, 2030, the 10th anniversary of the original date of shareholder approval.

Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate the 2020 Plan at any time, subject to the following limitations: (i) the Board must approve any amendment to the 2020 Plan if such approval is required by prior action of the Board, applicable corporate law, or any other applicable law; (ii) shareholders must approve any amendment to the 2020 Plan, which may include an amendment to materially increase the number of shares reserved under the 2020 Plan, if such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and (iii) shareholders must approve any amendment to the 2020 Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibition.

Subject to the requirements of the 2020 Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person(s) that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2020 Plan. The Administrator need not obtain participant (or other interested party) consent for any such action (i) that is permitted pursuant to the adjustment provisions of the 2020 Plan; (ii) to the extent the action is deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (iii) to the extent the action is deemed necessary to preserve favorable accounting or tax treatment of any award for us; or (iv) to the extent the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award.

The authority of the Board and the Committee to terminate or modify the 2020 Plan or awards, and to otherwise administer the 2020 Plan, with respect to outstanding awards, will extend beyond the termination date of the 2020 Plan. In addition, termination of the 2020 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2020 Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the 2020 Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

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PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Certain Federal Income Tax Consequences.

The following summarizes certain U.S. federal income tax consequences relating to the 2020 Plan under current tax law.

Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. The participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences to the Company or the recipient. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. If shares are delivered under the SAR, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock. Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss.

Performance Shares. The grant of a performance share award will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares after the end of the applicable performance period and any applicable vesting period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition

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PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents, if any, paid on performance shares. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Performance Units and RSUs. The grant of a performance unit or RSU will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received.

Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid.

Other Stock Based Awards. A participant who receives shares of common stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received. Upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the tax basis of the shares, i.e., the fair market value of the shares on the date the employee received the shares.

Company Tax Deductions. The Company is generally entitled to a deduction based on the amount of ordinary income a participant recognizes with respect to an award. When considering our executive compensation program, we consider several factors, including the after-tax cost of such programs. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). Changes to Section 162(m) in 2017 federal tax legislation eliminated many of the exceptions to the $1 million deduction limit, except for certain grandfathered arrangements. Accordingly, most of the compensation payable to our named executive officers in excess of $1 million per person in a year will not be fully deductible. Beginning on or after January 1, 2027, the American Rescue Plan Act of 2021 will expand the applicability of Section 162(m) of the Internal Revenue Code to include the five highest compensated employees for a taxable year other than the chief executive officer, chief financial officer, and the next three most highly compensated executive officers. While deductibility of executive compensation for federal income tax purposes is among the factors we consider when structuring our executive compensation program, we retain the flexibility to provide compensation that may not be deductible if we believe it is in the best interests of the Company and its shareholders.

Tax Withholding. In the event that the Company or an affiliate is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may satisfy such obligation by:

i.	If cash is payable under an award, deducting from such cash payment the amount needed to satisfy such obligation;

ii.

If shares are issuable under an award, then to the extent that the Administrator approves, (A) withholding shares of common stock having a fair market value equal to such obligation, or (B) allowing the participant to elect to (1) have the Company or an affiliate withhold shares otherwise issuable under the award, (2) tender back shares received in connection with such award, or (3) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total

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statutory maximum federal, state, and local tax withholding obligations associated with the transaction to the extent needed for the Company or an affiliate to avoid an accounting charge; or

iii.

Deducting the amount needed to satisfy such obligation from any wages or other payments owed to the participant, requiring such participant to pay the obligation in cash, or making other arrangements satisfactory to us or our affiliate.

New Plan Benefits

The number of awards that will be received by or allocated to eligible employees and non-employee directors under the 2020 Plan is subject to the discretion of the Administrator. As such, the benefits and amounts that will be received or allocated under the 2020 Plan in the future are not determinable at this time.

As of March 28, 2024, the fair market value of a share of common stock (the closing price on the NYSE) was $3.22.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2023.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING, OPTIONS, WARRANTS, AND RIGHTS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by security holders	—	—	3,613,104
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	3,613,104

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the proposed amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.

You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

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Proposal 9: Approval of Amendments to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to Eliminate the Supermajority Voting Requirements

The Board of Directors recommends that the Company’s Amended and Restated Certificate of Incorporation (the “COI”) and Amended and Restated Bylaws (the “Bylaws,” and together with the COI, the “Governance Documents”) be amended to remove all supermajority voting requirements. Our Governance Documents currently require that the holders of 80% of the voting power of the then-outstanding shares of Company capital stock entitled to vote generally in the

The board of directors unanimously recommends that shareholders vote “for” the approval of the amendments to the amended & restated certificate of incorporation and bylaws.

election of directors approve certain fundamental corporate governance provisions, including:

•	director terms (currently three-year staggered terms);

•

approval of certain transactions between the Company and Interested Stockholders (which include shareholders who beneficially own, and affiliates of the Company that at any time in the two years preceding such a transaction have beneficially owned, at least 10% of the voting power of the Company’s stock);

•	director removal (currently only for cause and only by a vote of shareholders), and

•	amendment of certain provisions of the COI and amendment of the Bylaws.

The Board of Directors has demonstrated its support for eliminating these provisions, as evidenced by its submission to shareholders, at both the Company’s 2023 and 2020 annual meetings, a proposal to eliminate the supermajority voting provisions. After again reviewing the advantages and disadvantages of these provisions, and taking into consideration the results of the vote on this proposal at the Company’s 2023 and 2020 annual meetings, the Board continues to recommend that shareholders approve the elimination of the supermajority voting provisions in the Governance Documents. The Board is committed to strong corporate governance practices and to demonstrating responsiveness to the Company’s shareholders. In recommending that shareholders approve this proposal, the Board considered the broad, but insufficient, support that management’s proposal received at both the Company’s 2023 and 2020 annual meetings as well as the level of support for a similar advisory shareholder proposals presented at the Company’s 2019 annual meetings.

The text of the proposed amendments to our Governance Documents to eliminate these supermajority requirements, including a proposed provision to expressly elect not to be governed by Section 203 of the Delaware General Corporation Law, which imposes a default supermajority vote with respect to certain business combinations with interested stockholders, is set forth below.

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PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

CERTIFICATE OF INCORPORATION

Proposed amendments to certain provisions of Article SIXTH, Article SEVENTH, Article EIGHTH, Article TENTH, and Article TWELFTH of the Certificate of Incorporation are set forth as follows. Proposed additions are indicated by underlining and proposed deletions are indicated by strike-through.

SIXTH: D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least ~~80 percent~~ a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation (“Article FOURTH”)), voting together as a single class.

*    *    *

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least ~~80 percent of the voting power of all of the then-outstanding~~ a majority of shares of the capital stock of the Corporation outstanding and entitled to vote thereon ~~generally in the election of Directors~~ (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

*    *    *

EIGHTH: A. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Article EIGHTH:

1. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

3. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined Fair Market Value of the outstanding common stock of the Corporation and its Subsidiaries, except for any issuance or transfer pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

5. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other

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PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of ~~at least 80% of the voting power~~ a majority of the then-outstanding shares of capital stock of the Corporation outstanding and entitled to vote ~~in the election of Directors~~ thereon (the “Voting Stock”) (after giving effect to the provisions of Article FOURTH), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation or in any agreement with any national securities exchange or otherwise.

B. The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only ~~the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote (after giving effect to the provisions of Article FOURTH), or~~ such vote (if any) as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 or 2 are met:

F. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which-might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of ~~at least 80 percent of the voting power of all~~ a majority of the ~~then-outstanding~~ shares of ~~the Voting Stock~~ capital stock outstanding and entitled to vote thereon (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to alter, amend or repeal this Article EIGHTH.

G. The Corporation hereby expressly elects not to be subject to the provisions of Section 203 of the Delaware General Corporation Law.

*   *   *

TWELFTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of ~~at least 80 percent of the voting power of all of the then-outstanding~~ a majority of the shares of ~~the~~ capital stock ~~of the Corporation~~ outstanding and entitled to vote ~~generally in the election of Directors~~ thereon (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to amend or repeal this Article TWELFTH, Section C of Article FOURTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH or Article TENTH.

BYLAWS

Article VIII of the Bylaws currently requires the affirmative vote of 80% of the total number of shares outstanding to amend, alter, change or repeal the Bylaws.

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PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Upon the approval by our shareholders of the proposed amendment, Article VIII of our Bylaws would be amended as follows, with the proposed deletion stricken through as indicated below:

ARTICLE VIII – AMENDMENTS

The Board of Directors, by a resolution adopted by a majority of the Whole Board, may, except as otherwise expressly provided herein, amend, alter, or repeal these Bylaws at any meeting of the Board, provided notice of the proposed change was given not less than two days prior to the meeting. The stockholders shall also have power to amend, alter, or repeal these Bylaws at any meeting of stockholders provided notice of the proposed change was given in the notice of the meeting; provided, however, that, notwithstanding any other provisions of the Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the voting stock required by law, the Certificate of Incorporation, any Preferred Stock Designation, or these Bylaws, the affirmative ~~votes~~ vote of the ~~holders of at least 80% of the voting power (taking into account the provisions of Article FOURTH of the Certificate of Incorporation of all the then-outstanding shares of the Voting Stock voting together, as a single class,~~ majority of the shares of capital stock outstanding and entitled to vote thereon, shall be required to alter, amend, or repeal any provisions of these Bylaws.

If the amendments to our Governance Documents are approved, under Delaware law, amendments to the Governance Documents would require approval by shareholders representing a majority of the votes cast, or entitled to be cast, on a matter, as applicable.

VOTE REQUIRED FOR APPROVAL

The proposed amendments to eliminate the supermajority voting requirement of the Company’s Governance Documents will be approved if 80% of the shares outstanding as of the Record Date are voted in favor of the Proposal and the Proposal will become effective upon (i) the filing of the amendments to our COI with the Secretary of State of the State of Delaware and (ii) the subsequent approval of the amendment to our Bylaws by our Board of Directors following the receipt of shareholder approval of the proposed amendments.

132	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 10: Shareholder Proposal on Simple Majority Vote

The following proposal was submitted by Kenneth Steiner of 14 Stoner Ave., 2M, Great Neck, NY 11021.

Mr. Steiner owns at least 500 shares of our common stock, which he has owned for more than three consecutive years.

SHAREHOLDER PROPOSAL

Proposal 10 — Simple Majority Vote

Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements like those at our Company are used to block corporate governance improvements supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. This proposal topic also received overwhelming 98%-support each at the 2023 annual meetings of American Airlines (AAL) and The Carlyle Group (CG).

Adoption of this proposal will open New York Community Bancorp to improvements in corporate governance that most well performing companies have had for years. Such improvement are annual election of each director and a shareholder right to call for a special shareholder meeting. Adoption of these provisions will improve NYCB shareholder value which has been sadly disappointing since NYCB stock is in a long-term slump having declined from $18 in 2005.

This proposal topic, to improve the corporate governance of New York Community Bancorp, won more than majority support at the 2023 NYCB annual meeting as a Board of Directors proposal. However the sadly outdated corporate governance of NYCB is hamstrung with a requirement that the 2023 proposal needed to receive 80% approval from all outstanding NYCB shares.

If improved NYCB corporate governance increases the market capitalization of NYCB by one-forth of 1% it will result in a $17 million increase in the market capitalization of NYCB.

2024 PROXY STATEMENT	133

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

If NYCB management had spent the lowest possible 6-figure sum to encourage more NYCB shareholders to vote in 2023 in order to obtain the required 80%-approval from all NYCB shares outstanding, it could have resulted in an astounding $177 return for each $1 invested. Is the NYCB Board too busy approving other opportunities for a potential $177 return for each $1 invested to avail itself of this opportunity?

Please vote yes:

Simple Majority Vote — Proposal 10

[END OF SHAREHOLDER PROPOSAL]

134	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

BOARD OF DIRECTORS STATEMENT IN RESPONSE TO SHAREHOLDER PROPOSAL

The Company’s Board of Directors has considered the proposal set forth above and recommends that shareholders vote AGAINST the proposal. Given the management proposal on the same topic to eliminate supermajority voting included this year, this shareholder proposal is redundant, unnecessary, and confusing. Shareholders may vote for the management proposal to eliminate supermajority voting instead of this shareholder proposal.

The Governance Documents currently require that the holders of 80% of the voting power of the then-outstanding shares of Company capital stock entitled to vote generally in the election of directors approve certain fundamental corporate governance provisions.	The board of directors unanimously recommends that shareholders vote “against” proposal 10.

The Board of Directors agrees that it is generally preferable to eliminate the supermajority provisions in the Company’s Governance Documents and the Board has demonstrated its support for eliminating these provisions in recent years. At both the Company’s 2023 and 2020 annual meeting of shareholders, the Company submitted a binding management proposal to eliminate the supermajority provisions in the Company’s Governance Documents.

The shareholder proposal set forth above calls for the Board of Directors to take each step necessary to replace each supermajority voting requirement in the Governance Documents with the lowest simple majority vote permissible under Delaware law. The objectives of the shareholder proposal are generally consistent with this year’s binding management proposal on this topic which, if approved, would also eliminate the supermajority voting requirements in the Governance Documents.

The key difference between management’s binding proposal and the shareholder proposal above is that management’s proposal requires a majority of outstanding voting stock voting standard to approve (i) amendments to the Bylaws and (ii) certain business combinations between the Company and related persons, while the shareholder proposal only requires a majority of votes cast voting standard to approve these matters. The Board of Directors believes that the approval of Bylaws amendments and business combinations between the Company and a related person are matters of great significance to the Company and its shareholders. Accordingly, the Board believes that the will of all shareholders should be considered in approving these matters, and not just the will of shareholders that cast votes. The outstanding voting stock standard takes into account the input of the broadest shareholder base in considering significant matters for a corporation, and the application of the outstanding voting standard in these circumstances is consistent with the approach taken by numerous other Delaware corporations. As a result, the Board of Directors believes that management’s outstanding voting stock standard provides a better, more equitable, and consistent result for shareholders with respect to the approval of Bylaws amendments and business combinations between the Company and a related person than the “votes cast” standard proposed in the shareholder proposal.

For the reasons set forth above, the Board believes that the approval of this shareholder proposal is not in the best interests of shareholders and recommends a vote AGAINST the proposal.

2024 PROXY STATEMENT	135

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 11: Adjournment Proposal

Pursuant to the terms of the Investment Agreements, the Company is required to adjourn or postpone the Annual Meeting if (i) as of the time for which the Annual Meeting is originally scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Annual Meeting or (ii) on the date of the Annual Meeting, the Company has not received proxies representing a sufficient number of shares of Company Common Stock necessary for approval of the Capital Raise Matters. If, at the Annual Meeting, the number of shares of Company Common Stock present or represented and voting in favor of the Capital Raise Matters is insufficient to approve such proposals, the Company intends to, and in the case of the failure to approve the Capital Raise Matters, is required to, move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for approval of such proposals. In that event, the Company will ask the Company’s shareholders to vote upon the adjournment proposal.

In this proposal, NYCB is asking NYCB shareholders to authorize the holder of any proxy solicited by the Board, on a discretionary basis, if a quorum is not present, and if there are not sufficient votes at the time of the Annual Meeting to approve the Capital Raise Matters, to vote in favor of adjourning the Annual Meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from NYCB shareholders who have previously voted.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Although certain of our officers and directors have an interest in the Adjournment Proposal as a result of their ownership of shares of Common Stock, we do not believe that our officers or directors have interests in the Adjournment proposal that are different than or greater than those of any of our other shareholders, other than Steven T. Mnuchin and Milton Berlinski due to their direct or indirect control of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Liberty Investors and Reverence Capital, respectively (which would convert or may become exchangeable into Common Stock, subject to certain limitations, as discussed in the Summary of the March 2024 capital raise if Proposals 4 and 7 were approved) and due to the COI Waiver applying to the Liberty Investors and the Reverence Investors. However, the Board considered such differing interests when evaluating the proposal and in light of the context of the March 2024 capital raise and the benefits to shareholders of approval of other proposals to be acted upon at the Annual Meeting (and the potential associated elimination of the dividend and liquidation preference associated with the Series B Preferred Stock, conversion of shares of Series C preferred Stock and avoidance of the obligation to issue the Incentive Warrants), the Board unanimously determined that the approval of the Adjournment proposal is in the best interests of the Company and its shareholders and recommends that shareholders approve the proposal.

For the reasons set forth above, the Board believes that the approval of this proposal is in the best interests of shareholders and recommends a vote FOR the proposal.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the adjournment proposal.

You may vote “For,” “Against,” or “Abstain” from voting on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Please vote yes:

Adjournment Proposal — Proposal 11

136	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Information about our Annual Meeting and Solicitation of Proxies

WHY AM I BEING PROVIDED THIS PROXY STATEMENT?

This proxy statement summarizes information you need to know in order to vote at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/NYCB2024 on [•], 2024, at [•] Eastern Daylight Time. This proxy statement is being sent to you because the Board of Directors (the “Board of Directors” or “Board”) of the Company is soliciting your proxy to vote your shares of common stock of the Company (the “Common Stock”) at the Annual Meeting. On or about [•], 2024, the proxy statement and proxy materials, or a notice advising how to access these documents online, will be sent to shareholders of record as of [•], 2024. The 2023 Annual Report to Shareholders, which includes the Annual Report on Form 10-K/A featuring the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, accompanies this proxy statement.

WHAT IS A PROXY?

A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. One or more of the Company’s directors will serve as the designated proxy to cast the votes submitted by the Company’s shareholders at the Annual Meeting.

WHAT IS A PROXY STATEMENT?

It is a document that the Company is required to give you, or provide you with access to, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when asking you to designate proxies to vote your shares of the Common Stock at a meeting of shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and the rules of the NYSE.

ON WHAT MATTERS ARE THE SHAREHOLDERS OF RECORD VOTING?

The shareholders of record will vote on the following proposals:

Proposal 1: Election of Directors. In Proposal 1, three director nominees have been recommended for election to the Board of Directors by the Nominating and Corporate Governance Committee of the Board. Directors are elected by a majority of the votes cast at the Annual Meeting, meaning that the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” that nominee, with broker non-votes and abstentions not counted as a vote cast either “FOR” or “AGAINST” that nominee. Shares not voted will have no impact on the election of directors. A properly executed proxy marked “FOR ALL” of the three nominees for director will be voted for each of the nominees, unless you mark the proxy card, or select the corresponding option in the electronic form, “WITHHOLD ALL” or “FOR ALL EXCEPT.” Marking the proxy card, or selecting the corresponding option in the electronic form, “WITHHOLD ALL” will withhold your vote as to all nominees for director. Marking the proxy card, or selecting the corresponding option in the electronic form, “FOR ALL EXCEPT” will direct that your shares be voted for all nominees except that your shares will be withheld as to any nominees you may specify.

2024 PROXY STATEMENT	137

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 2: Ratification of Auditors. The affirmative vote of a majority of votes cast at the Annual Meeting is required to approve Proposal 2, a proposal to ratify the reappointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected, and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

Proposal 3: Approval, on a non-binding advisory basis, of the Company’s Named Executive Officer Compensation. As to the advisory approval of the 2023 Named Executive Officer compensation, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the card, or select the corresponding option in the electronic form, to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 3, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented. Your vote on Proposal 3 is an advisory vote, which means that the Company and the Board of Directors are not required to take any action based on the outcome of the vote.

Proposal 4: A proposal to amend the Amended and Restated Certificate of Incorporation of the Company to increase (A) the total number of shares of stock of all classes that the Company has the authority to issue from 905,000,000 to 2,005,000,000 and (B) the number of authorized shares of Common Stock from 900,000,000 to 2,000,000,000. As to the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock, the Board of Directors is enabling a shareholder to check the appropriate box on the proxy card or corresponding option in the electronic form to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 4, a majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

Proposal 5: A proposal to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Common Stock by a ratio of 1-3. As to the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize a reverse stock split of the Common Stock, the Board of Directors is enabling a shareholder to check the appropriate box on the proxy card or corresponding option in the electronic form to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 5, a majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

Proposal 6: A proposal to waive certain Investors and their respective affiliates from the application of a provision of the Amended and Restated Certificate of Incorporation of the Company that prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of the Common Stock from voting any such shares of Common Stock in excess of such 10% threshold. As to the approval of a waiver for certain Investors and their respective affiliates from the 10% voting threshold, the Board of Directors is enabling a shareholder to check the appropriate box on the proxy card or corresponding option in the electronic form to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 6, a majority of the votes outstanding as of the Record Date entitled to vote is required. Accordingly, in connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will count as a vote “AGAINST” the proposal.

138	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Proposal 7: The approval of the issuance of shares of Common Stock in excess of 19.9% of the total voting power of the Company’s securities. As to the approval of the issuance of shares providing for 20% or more of the voting power of the Company’s securities, the Board of Directors is enabling a shareholder to check the appropriate box on the proxy card or corresponding option in the electronic form to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 7, an affirmative vote of the majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

Proposal 8: Approval of an amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan. As to the approval of an amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan, the Board of Directors is enabling a shareholder to check the appropriate box on the proxy card or corresponding option in the electronic form to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. To approve Proposal 8, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

Proposal 9: Eliminate the current supermajority voting requirements by approving amendments to the Amended and Restated Certificate of Incorporation and Bylaws of the Company. As to the approval of the management proposal to eliminate the supermajority voting requirements in the Amended and Restated Certificate of Incorporation and Bylaws of the Company, the affirmative vote of the holders of 80% of the outstanding shares of Common Stock entitled to vote on the proposal at the Annual Meeting is required. Shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will count as a vote “AGAINST” the proposal.

Proposal 10: A shareholder proposal on Simple Majority Vote. The affirmative vote of a majority of votes cast at the Annual Meeting is required to approve Proposal 10. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented. Your vote on Proposal 10 is an advisory vote, which means that the Company and the Board of Directors are not required to take any action based on the outcome of the vote.

Proposal 11: Adjournment proposal. The approval of adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Capital Raise Matters. To approve Proposal 11, an affirmative vote of the majority of the votes cast at the Annual Meeting is required. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected and shares underlying broker non-votes or in excess of the Limit (as described below) will not be counted as votes cast, and will have no effect on the vote on the matter presented.

As discussed below, under NYSE Rules, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on any non-routine proposal (Proposals 1 and 3 through 11) without your specific instructions.

WHO MAY VOTE AND WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?

The close of business on April 12, 2024 has been fixed by the Board of Directors as the record date (the “Record Date”) for the determination of shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

2024 PROXY STATEMENT	139

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

In order to conduct the Annual Meeting, shareholders of record of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company’s Certificate of Incorporation) must be present in person or by proxy. This is called a quorum. Shareholders who deliver valid proxies or vote in person at the Annual Meeting will be considered part of the quorum. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and for any adjourned Annual Meeting. Abstentions will be counted as being present and entitled to vote for purposes of determining a quorum. Broker “non-votes” are counted as being present and entitled to vote for purposes of determining a quorum only for routine matters. In the event that there are not sufficient shares present for a quorum, or votes to approve or ratify any management proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As disclosed elsewhere in this proxy statement, on March 11, 2024, the Company announced the completion of the March 2024 capital raise resulting in individual investments aggregating to approximately $1.05 billion in the Company by the Liberty Investors, the Hudson Bay Investors, the Reverence Investors and other investors. In accordance with NYSE guidance, any investor in the March 2024 capital raise may not be permitted to vote at the Annual Meeting its shares of Common Stock on Proposal 7, including shares of Common Stock issued as a result of a conversion of Preferred Stock, that was received in connection with their investment as part of the March 2024 capital raise. Such shares shall be deemed as not entitled to vote on such proposal as may be applicable.

HOW MANY VOTES DO I HAVE?

The securities that may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below and under the caption “Who may vote and what constitutes a quorum at the meeting?” above. There is no cumulative voting for the election of directors (in a cumulative voting system, each shareholder would be entitled to one vote per share multiplied by the number of directors to be elected). The total number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 804,265,543.

HOW DO I VOTE?

A shareholder may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NYCB2024 and completing a ballot while the polls are open. You will need the control number printed on your proxy card, voting instruction form, or notice. A shareholder may also vote in advance of the Annual Meeting by using a proxy to authorize a proxy to vote on his or her behalf. There are three ways to use a proxy:

Mail: If you received your proxy materials by mail, you may vote by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. You are urged to indicate your votes in the spaces provided on the proxy card.
Internet: You may access the proxy materials on the Internet at www.proxyvote.com and follow the instructions on the proxy card or on the Notice of Internet Availability.
Telephone: You may call toll free at 1-800-690-6903 and follow the instructions on the proxy card or on the Notice of Internet Availability.

The Internet and telephone voting procedures are designed to authenticate shareholders’ identities and allow shareholders to provide their voting instructions and confirm that the instructions have been properly recorded. Specific instructions for shareholders of record who wish to vote their proxies over the Internet or by telephone are set forth on the proxy card for the Annual Meeting.

140	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

The Company encourages shareholders to take advantage of the options to vote using the Internet or by telephone. Voting in this manner will result in cost savings for the Company.

Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

WHEN IS MY VOTE REQUIRED?

The following table indicates the date and times for voting deadlines in connection with the proposals for this year’s annual meeting:

IF YOU ARE:	AND YOU ARE VOTING BY:	YOUR VOTE MUST BE RECEIVED:

A shareholder of record	Mail	Prior to the Meeting Date, no later than [•], 2024
	Internet, mobile device, or telephone	By 11:59 P.M. ET on [•], 2024

A street name holder	Mail	Prior to the Meeting Date, no later than [•], 2024
	Internet, mobile device, or telephone	By 11:59 P.M. ET on [•], 2024

A participant in Company Benefit Plans	Internet, mobile device, or telephone	By 11:59 P.M. ET on [•], 2024

Your vote as a shareholder is important. Please vote as soon as possible to ensure that your vote is recorded.

WHAT IS A BROKER NON-VOTE?

If you hold your shares in “street name” (i.e., through a broker, bank, or other nominee), it is critical that you cast your vote if you want it to count for various proposals. SEC regulations currently prohibit brokers or nominees to vote your uninstructed shares in the election of directors or certain other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), or with respect to (a) the proposal to approve, on a non-binding advisory basis, the Company’s named executive officer compensation (Proposal 3), (b) the proposed amendments to the Company’s Amended and Restated Certificate of Incorporation (Proposals 4, 5, and 9), (c) the proposal to waive the 10% voting limitation in the Company’s Amended and Restated Certificate of Incorporation with respect to certain shareholders (Proposal 6), (d) the proposal with respect to the issuance of shares in excess of 19.9% of the total voting power (Proposal 7), (e) the approval of an amendment to the Company’s Omnibus Incentive Plan (Proposal 8), (f) the shareholder proposal (Proposal 10), or (g) the adjournment proposal (Proposal 11), no votes will be cast on your behalf with respect to these matters. These uncast “votes” are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

WHAT EFFECT DO BROKER NON-VOTES AND ABSTENTIONS HAVE?

A broker or other nominee may generally vote your shares without instruction on routine matters, but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares, but does not indicate a vote for a particular “non-routine” proposal (such as Proposal 1 and Proposals 3 through 11) because your broker does not have your authority to vote on that proposal and has not received specific voting instructions from you.

2024 PROXY STATEMENT	141

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Broker non-votes are not counted as votes for or against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for a non-routine proposal. However, when a proposal requires the affirmative vote of a percentage of the Company’s outstanding shares entitled to vote in order to be approved (such as Proposals 6 and 9), a broker non-vote will have the same effect as a vote against the proposal.

If you abstain from voting on Proposals 1 and 3 through 11, your vote will be counted as present for determining whether a quorum exists. Please see the proposals above for the effect that abstentions may have on the voting outcome for that proposal.

WHAT IF I SIGN AND DATE MY PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If you are a shareholder of record and do not provide voting directions, signed and dated proxy cards will be voted as follows:

•	FOR the election of each of the nominees for director named in this proxy statement;

•	FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2024;

•	FOR approval of the Named Executive Officer compensation;

•

FOR the proposal to amend the Amended and Restated Certificate of Incorporation of the Company to increase (A) the total number of shares of stock of all classes that the Company has the authority to issue from 905,000,000 to 2,005,000,000 and (B) the number of authorized shares of Common Stock, par value $0.01 per share, of the Company from 900,000,000 to 2,000,000,000;

•	FOR the proposal to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Common Stock by a ratio of 1-3;

•

FOR the proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the Amended and Restated Certificate of Incorporation of the Company with respect to Liberty and its affiliates and Reverence Capital and its affiliates, but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of our Common Stock from voting any such shares of Common Stock in excess of such 10% threshold;

•	FOR the approval of the issuance of shares of the Company’s Common Stock in excess of 19.9% of the total voting power of the Company’s securities;

•	FOR the approval of an amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan;

•

FOR the approval of amendments to the Amended and Restated Certificate of Incorporation and Bylaws of the Company eliminating the supermajority voting requirements included in the Amended and Restated Certificate of Incorporation and Bylaws;

•	AGAINST the shareholder proposal on Simple Majority Vote; and

•

FOR the approval of adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Capital Raise Matters (Proposals 4, 6 and 7).

Other than the matters listed on the attached Notice of 2024 Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. However, execution of a proxy or voting online or by telephone confers on the designated proxy holder discretionary authority to vote the shares represented by the proxy in accordance with his or her best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the meeting.

142	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

WHAT HAPPENS IF THE COMPANY SHAREHOLDERS DO NOT APPROVE THE COI AUTHORIZED SHARE AMENDMENT, THE COI WAIVER OR THE SHARE ISSUANCE?

For the period of time between March 11, 2024 and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Certificate of Designations with respect to the Series B Preferred Stock provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series B Preferred Stock a dividend at the same time, and (b) a Series B Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series B Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. From and after receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the foregoing dividend rights and liquidation preferences cease to apply and the holders of Series B Preferred Stock (i) are thereafter entitled to receive dividends at the same time and on the same terms as the holders of Common Stock in an amount equal to the product of the conversion rate then in effect and the per share dividend amount being paid in respect of each share of Common Stock, and (ii) shall rank as equal to the Common Stock in any liquidation of the Company. Therefore, unless and until the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance are obtained, the shares of Series B Preferred Stock will have superior dividend and liquidation rights to shares of Common Stock.

For the period of time between March 11, 2024 and the receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the Certificate of Designations with respect to the Series C Preferred Stock provides for (a) quarterly non-cumulative cash dividends at an annual rate of 13%, as and if declared by the Board and, accordingly, the Board cannot declare or pay any cash dividend or make cash distributions in respect of any parity Company preferred stock or the Common Stock, unless the Board declares and pays to the holders of Series C Preferred Stock a dividend at the same time, and (b) a Series C Preferred Stock liquidation preference equal to $2,000 per share and, following the satisfaction of the liquidation preference, the shares of Series C Preferred Stock participate with the Common Stock on an as-converted basis in a liquidation, dissolution or winding up of the Company. From and after receipt of the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance, the shares of Series C Preferred Stock will automatically convert into shares of Common Stock (subject to certain conversion limitations related to expiration of any remaining applicable waiting period under the HSR Act). Therefore, unless and until the requisite shareholder approval of both the COI Authorized Share Amendment and the Share Issuance are obtained, the shares of Series C Preferred Stock will remain outstanding and have superior dividend and liquidation rights to shares of Common Stock.

If the Company is not able to obtain the requisite shareholder approval of each of the Capital Raise Matters on or before September 9, 2024, the Company will be required to issue to the investors in the March 2024 capital raise cash-settled warrants (the “Incentive Warrants”), which would become exercisable 60 days after their issuance if the requisite shareholder approval of each of the Capital Raise Matters still have not been obtained at such time. The Incentive Warrants provide the holder thereof the right, until the ten-year anniversary of the issuance of such warrant, to receive from the Company cash in an amount based on the Company’s then current stock price (and net the $2.00 per share exercise price), subject to a cap equal to: (i) from issuance thereof until (and including) November 7, 2024, 160% of such holder’s investment in the Company in the March 2024 capital raise; (ii) on (and including) November 8, 2024 until (and including) January 6, 2025, 180% of such holder’s investment in the Company in the March 2024 capital raise; (iii) on (and including) January 7, 2025 until (and including) March 8, 2025, 200% of such holder’s investment in the Company in the March 2024 capital raise; and (iv) from and after March 9, 2025, 220% of such holder’s investment in the Company in the March 2024 capital raise. The maximum coverage of the Incentive Warrants shall not exceed 220%. Therefore, unless and until the receipt of the

2024 PROXY STATEMENT	143

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

requisite shareholder approval of the Capital Raise Matters, the Company may have an obligation to issue Incentive Warrants and, subsequently, make material cash payments to the holders thereof if exercised.

MAY I REVOKE MY PROXY?

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, by voting online or by telephone on a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself constitute revocation of your proxy.

WHO PAYS THE COSTS OF SOLICITING PROXIES?

The cost of the solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, two proxy solicitation firms, Alliance Advisors LLC and Innisfree M&A Incorporated, will assist the Company in soliciting proxies for the Annual Meeting and will be paid fees of $9,000 and up to $100,000, respectively, plus out-of-pocket expenses. Proxies also may be solicited, personally or by telephone, by directors, officers, and other employees of the Company and its subsidiary, Flagstar Bank, N.A., without receipt of additional compensation.

The Company also will request that persons, firms, and corporations holding shares in their names, or in the names of their nominees that are beneficially owned by others, send proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such holders for their reasonable expenses in doing so.

If your Company shares are held in street name, your broker, bank, or other nominee will provide you with instructions that must be followed in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the Internet or by telephone. Please see the instruction form that was provided by your broker or bank with this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form, you will need to contact your broker or bank in order to do so.

WHAT IS THE ADMISSION POLICY FOR THE ANNUAL MEETING?

Attendance at the Annual Meeting is limited to:

(1)	shareholders of record of Common Stock;

(2)	beneficial holders of Common Stock; and

(3)	authorized representatives of entities who are beneficial holders of Common Stock.

You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NYCB2024. To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at [•], Eastern Daylight Time. We encourage you to access the virtual meeting prior to the start time. Online check-in will begin at [•], Eastern Daylight Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available beginning at [•] Eastern Daylight Time on [•], 2024 and will remain available until the Annual Meeting has ended.

144	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

WHAT IS THE LIMIT ON VOTING SECURITIES?

As provided in the Company’s Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by, persons acting in concert with such person or entity. The COI authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors. The inspectors of election will not be employed by, or be directors of, the Company or any of its affiliates.

2024 PROXY STATEMENT	145

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Benefit Plan Voting

Active employee-participants in the Company benefit plans who hold Common Stock will receive an e-mail that contains a link to this proxy statement, along with procedures to follow in order to vote the shares of Common Stock credited to each participant’s account under the Company benefit plans and the shares of Common Stock (if any) held independent of the Company benefit plans. Retired and inactive employee-participants will receive their proxy materials via U.S. mail. Benefit plan voting instructions will be delivered to the trustee for the Company benefit plans and the shares will be voted as directed by participants. Shares for which no voting instructions are provided or are not timely received by the Company will be voted by the trustee for the Company’s tax-qualified plans holding Common Stock in the same proportion as the voting instructions the trustee receives from other participants or, in the case of the Company’s equity incentive plans, as directed by the Company. In addition, active employee-participants in Flagstar benefit plans who hold Common Stock of the Company through such Flagstar benefit plans will also receive an e-mail that contains a link to this proxy statement and instructions on how to vote such shares of Company Common Stock. Retired and inactive employee-participants in such Flagstar benefit plans will receive their proxy materials via U.S. mail. Benefit plan voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on [•], 2024.

146	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those persons or entities known by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date. Other than those persons or entities listed below, the Company is not aware of any person or entity or group that beneficially owned more than 5% of the Common Stock as of that date.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	83,663,860	(1)	11.6%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	70,653,765	(2)	9.64%

State Street Corporation 1 Congress Street, Suite 1 Boston, MA 02114	39,672,233	(3)	5.49%

Liberty 77 Capital L.P. Liberty Strategic Capital (CEN) Holdings, LLC Liberty 77 Capital Partners L.P. Liberty Capital L.L.C. STM Partners LLC Steven T. Mnuchin 2099 Pennsylvania Ave NW Washington, D.C. 20006	41,691,300	(4)	5.18%

(1)	Based solely on information filed in a Schedule 13G/A with the SEC on January 24, 2024.

(2)	Based solely on information filed in a Schedule 13G/A with the SEC on February 13, 2024.

(3)	Based solely on information filed in a Schedule 13G/A with the SEC on January 24, 2024.

(4)	Based upon information filed in a Schedule 13D with the SEC on March 14, 2024 and in a Form 4 filed with the SEC on March 29, 2024.

2024 PROXY STATEMENT	147

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Additional Information

SHAREHOLDER PROPOSALS

To be considered for inclusion in the Company’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2025, a shareholder proposal must be received by the Corporate Secretary of the Company, at 102 Duffy Avenue, Hicksville, NY 11801, no later than [•], 2024. If such annual meeting is held on a date more than 30 days from [•], 2025, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposal will be subject to the proxy rules adopted by the SEC.

PROXY ACCESS NOMINATIONS

Any shareholder (or group of no more than 20 shareholders) meeting the Company’s continuous ownership requirements set forth in our Bylaws who wishes to nominate a candidate or candidates for election for up to 20% of our Board and to require the Company to include such nominee(s) in our 2025 proxy statement, must submit such nomination and request by no earlier than [•] nor later than [•]. The nomination and supporting materials must also comply with the requirements set forth in our Bylaws for inclusion of director nominees in the proxy statement. In addition to the requirements set above, to comply with the universal proxy rules for our 2025 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2025.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to our Bylaws, only business brought by, or at the direction of, the Board of Directors may be conducted at a meeting of shareholders. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Corporate Secretary of the Company not less than 90 days before the date originally fixed for such meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which the Company’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made.

ATTENDANCE AT THE ANNUAL MEETING

The 2024 Annual Meeting of Shareholders will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/NYCB2024. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/NYCB2024. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

148	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at [•], Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [•], Eastern Daylight Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available beginning at [•] Eastern Daylight Time on [•], 2024 and will remain available until the meeting has ended.

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted before or during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Questions that are substantially similar may be grouped and answered once to avoid repetition and allow time for additional question topics. Shareholder questions related to personal or customer-related matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.

You will be able to submit written questions prior to the 2024 Annual Meeting through www.proxyvote.com or during the Annual Meeting through the Annual Meeting Website at www.virtualshareholdermeeting.com/NYCB2024. You will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials in order to submit questions through these websites. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to submit questions.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the members of the Proxy Committee to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to sign, date, and return your proxy card, or to vote via the Internet or by telephone, promptly. If you are then present and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

ONLINE DELIVERY OF PROXY AND OTHER MATERIALS

We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to their shareholders on the Internet. We believe that these rules allow us to provide our shareholders with the information they need to vote at our Annual Meeting, while also reducing the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.

Since [•], 2024, the proxy materials for the 2024 Annual Meeting (which include the 2023 Annual Report to Shareholders) have been available at the following web site: www.proxyvote.com. Shareholders who wish to receive a printed copy of the proxy materials available on this web site may request copies in any of the following ways: (i) via the Internet, at www.proxyvote.com; (ii) by telephone, at 1-800-579-1639; or (iii) by sending an e-mail to sendmaterial@proxyvote.com. Shareholders who are not eligible to vote at the Annual Meeting may find our 2023 Annual Report to Shareholders and the Notice of 2024 Annual Meeting of Shareholders and Proxy Statement on the Investor Relations portion of our Company website, www.myNYCB.com.

2024 PROXY STATEMENT	149

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

We encourage all of our shareholders who have Internet access to receive future proxy materials online rather than through the U.S. mail delivery system. By electing to receive our materials electronically, you will be supporting our efforts to reduce expenses and thus add to shareholder value. Other benefits of this service include:

•

Receiving shareholder communications, including the Company’s annual report to shareholders and proxy statement, as soon as they are available, thus eliminating the need to wait for them to arrive by mail;

•	Enjoying easier access to convenient online voting; and

•	Eliminating bulky paper documents from your personal files.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

The SEC has adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address. This practice is known as “householding.” Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case, and unless the Company receives contrary instructions from you, we will continue to “household” your proxy statement and annual report for the reasons stated above.

If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report has been delivered, and you would like to receive your own copy of this proxy statement and the annual report, you may obtain them electronically from the Investor Relations portion of our website, www.myNYCB.com, by selecting “SEC Documents”; by contacting the Investor Relations Department of the Company by phone (516-683-4420) or by e-mail (ir@myNYCB.com); or by writing to the Investor Relations Department of the Company and indicating that you are a shareholder at a shared address and would like an additional copy of each document.

If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Computershare, Inc. by phone at (866) 293-6077, by mail at P.O. Box 43078, Providence, RI 02940-3078, or online at www.computershare.com/investor. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank, or other nominee.

If, on the other hand, you are a shareholder of record sharing an address, and are receiving multiple copies of this proxy statement or the annual report, please contact Computershare, Inc. at the number or addresses listed above so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares, and you wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may include forward-looking statements within the meaning of the federal securities laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding the convertibility of the shares of preferred stock and exercisability of the warrants issued in connection with the March 2024 capital raise; implementation of any reverse stock split; the Company’s seeking (and the Company’s ability to obtain) approval of its shareholders of any necessary amendments of the Company’s organizational documents or approvals of the issuance of shares of common stock or preferred stock in connection with the March 2024 capital raise; revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and

150	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to the March 2024 capital raise, our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, the purchase and assumption of certain assets and liabilities of Signature Bridge Bank beginning March 20, 2023 (the “Signature Transaction”), and our transition to a $100 billion plus bank.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and the Signature Transaction; the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

These forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company.

2024 PROXY STATEMENT	151

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

A copy of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC, accompanies this proxy statement. An additional copy will be furnished without charge to shareholders upon written request to New York Community Bancorp, Inc., Investor Relations Department, 102 Duffy Avenue, Hicksville, New York 11801.

By Order of the Board of Directors,

Hicksville, New York [●], 2024	Bao Nguyen Senior Executive Vice President, General Counsel and Chief of Staff

YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED

TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR TO VOTE VIA THE INTERNET OR BY TELEPHONE.

152	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Appendix A: Discussion and Reconciliation of GAAP and Non-GAAP Financial Measures

DISCUSSION AND RECONCILIATION OF GAAP AND NON-GAAP

FINANCIAL MEASURES

While stockholders’ equity, return on stockholders’ equity and total assets and net income are financial measures that are recorded in accordance with U.S. generally accepted accounting principles (“GAAP”), tangible common stockholders’ equity, return on average tangible common stockholders’ equity and tangible assets, net income available to common stockholders, excluding merger-related items, and pre-tax operating earnings are not. Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed to investors for the following reasons: (i) tangible common stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies; (ii) return on average tangible common stockholders’ equity and tangible assets are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, the Company’s peers; and (iii) pre-tax operating earnings allows current and prospective investors to better understand and evaluate the Company’s core financial results for the period without giving effect to extraordinary items, such as accounting and tax law changes, discontinued operations, acquisition expenses, balance sheet restructuring charges and/or similar non-recurring or special items.

The following table provides information to reconcile to GAAP those non-GAAP financial metrics presented in this proxy statement, including those non-GAAP financial metrics used by the Compensation Committee in the determination of awards under our short- and long-term incentive program as described in greater detail under the heading 2023 Performance Metrics in the Compensation Discussion and Analysis.

RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

AT OR FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2023 (DOLLARS IN MILLIONS)

Total Stockholders’ Equity	$8,367
Less: Intangible Assets	(625)
Preferred stock	(503)

Tangible common stockholders’ equity	$7,239

Total Assets	$114,057
Less: Goodwill	(625)

Tangible assets	$113,432

Average Common Stockholders’ Equity	$10,078
Less: Average Goodwill and Other Intangible Assets	(3,021)

Average tangible common stockholders’ equity	$7,057

Average Assets	$110,496
Less: Average Goodwill and Other Intangible Assets	(3,021)

Average tangible assets	$107,475

Net Income	$(79)

Net income available to common shareholders	$(112)

GAAP Measures
Return on average assets	(0.07)%
Return on average common stockholders’ equity	(1.11)%
Non-GAAP Measures
Return on average tangible assets	0.57%
Return on average tangible common stockholders’ equity	8.17%
Pre-tax Operating Earnings (Loss) – GAAP	$(50)
Non-GAAP Adjustments (1)	826
Pre-tax Operating Earnings Non-GAAP	$776
Net-loss available to common stockholders – GAAP	$(0.16)
Non-GAAP Adjustments (1)	0.96
Net loss available to common stockholders – Non-GAAP	$0.80

(1)

Non-GAAP adjustments exclude the bargain purchase gain, goodwill impairment, FDIC special assessment, certain merger related expenses and purchase accounting for the initial provision for credit losses related to the Signature transaction.

2024 PROXY STATEMENT	A- 1

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

Appendix B: New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan

NEW YORK COMMUNITY BANCORP, INC.

2020 OMNIBUS INCENTIVE PLAN

(including 2024 amendment marked by underlining)

1. Purposes; Effective Date; Prior Plan.

(a) Purpose. The New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan has two principal purposes: (i) to assist with the objective of attracting and retaining outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the terms that this Plan provides.

(b) Effective Date. This Plan will become effective, and Awards may be only be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 15.

(c) Effect on Prior Plan. On the Effective Date, the Prior Plan will terminate such that no new awards may be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding will continue to be subject to all terms and conditions of the Prior Plan.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, or any other type of award permitted under this Plan.

“Board” means the Board of Directors of the Company.

“Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.

2024 PROXY STATEMENT	B- 1

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

“Cause” means, with respect to a Participant, the occurrence of any one of the following, (i) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to sickness, injury or disabilities), (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury to the Company or an Affiliate including but not limited to the repeated failure to follow the policies and procedures of the Company, or (iii) the commission by the Participant of a felony or other crime involving moral turpitude or the commission by the Participant of an act of financial dishonesty against the Company or an Affiliate.

“Change in Control” shall mean the occurrence of any of the following events:

(i)

the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d) (2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than twenty five (25) percent of the combined voting power of the Company’s then outstanding securities; provided, however, that, for purposes of this paragraph (i), of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition of securities directly from the Company, (B) any acquisition of securities by the Company, (C) any acquisition of securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition of securities by any corporation or entity pursuant to a transaction that does not constitute a Change in Control under paragraph (iv) of this definition; or

(ii)

individuals who, as of the Effective Date constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

(iii)

the Company disposes of all or substantially all of the business of the Company to a party or parties other than a subsidiary or other affiliate of the Company pursuant to a partial or complete liquidation of the Company, sale of assets (including stock of a subsidiary of the Company) or otherwise; or

(iv)

consummation of a reorganization, merger, or consolidation (including a merger, or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this subparagraph, shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), and (B) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty five (25) percent or more of the then outstanding shares of common stock of the

B- 2	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

corporation resulting from such Business Combination or twenty five (25) percent or more of the combined voting power of the then outstanding voting securities of such corporation, and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding the above and solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act.

“Company” means New York Community Bancorp, Inc., a Delaware corporation, or any successor thereto.

“Director” means a member of the Board.

“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

“Effective Date” means the date of shareholder approval of the Plan

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

“Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price for such date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on such date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

“Good Reason” means the occurrence of any of the following events, without the Participant’s advance written consent: (i) a material reduction in the Participant’s base salary, cash bonus opportunity or long-term incentive opportunity; (ii) a material adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles that materially increases the distance of the Participant’s commute.

2024 PROXY STATEMENT	B- 3

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

“Option” means the right to purchase Shares at a stated price for a specified period of time.

“Participant” means an individual selected by the Administrator to receive an Award.

“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units and may be established on an absolute or relative basis. Performance Goals may also relate to a Participant’s individual performance. The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

“Plan” means this New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan, as it may be amended from time to time.

“Prior Plan” means the New York Community Bancorp, Inc. 2012 Stock Incentive Plan.

“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

“Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share

“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

“Share” means a share of Stock.

“Stock” means the Common Stock of the Company, $.01 par value.

“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

B- 4	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility; Certain Award Limits.

(a) Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

(b) Non-Employee Director Award Limits. Subject to adjustment as provided in Section 17, no Participant who is a Non-Employee Director may be granted Awards that could result in such Participant receiving Awards with a Fair Market Value in excess of $350,000 in respect of any fiscal year of the Company.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(d)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6. Shares Reserved under the Plan.

(a)

Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of twelve million (12,000,000) Shares, plus the number of Shares available for issuance under the Prior Plan that had not been made subject to outstanding awards as of the Effective Date (but not to exceed 150,000 Shares), plus the number of Shares described in Section 6(b), are reserved for issuance under this Plan, of which twelve million (12,000,000) Shares

2024 PROXY STATEMENT	B- 5

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. Effective [●], 2024, the number of Shares reserved for issuance under the Plan as of such date shall be increased by 38,500,000 Shares, of which the same number of Shares may be issued pursuant to the exercise of incentive stock options.

(b) Reduction and Recycling of Shares under the Plan.

(i)

The aggregate number of Shares reserved under Section 6(a) shall be reduced on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any reduction of the Plan’s Share reserve at the time such Award is granted.

(ii)

To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

After the Effective Date, if any Shares subject to awards granted under the Prior Plan again become available for new grants under the terms of such plan if such plan were still in effect (taking into account such Prior Plan’s provisions concerning termination or expiration, if any), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a) (but not in excess of 250,000 shares in each 12-month period beginning on the Effective Date); provided that no Shares subject to awards granted under the Prior Plan shall be available for purposes of granting Awards under this Plan to the extent they are (i) Shares purchased by the Company using proceeds from Option exercises, (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right, or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations. Any such Shares will not be available for future awards under the terms of the Prior Plan.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is

B- 6	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10. Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right.

2024 PROXY STATEMENT	B- 7

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13. Minimum Vesting Period; Discretion to Accelerate Vesting.

(a) Minimum Vesting Period. All Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 6(a).

(b) Discretion to Accelerate. Notwithstanding Section 13(a), the Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death or disability (as defined by the Administrator in an Award Agreement), or as provided in Section 17(c).

14. Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on June 3, 2030. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)

the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)

shareholders must approve any amendment of this Plan (which may include an amendment to materially increase any number of Shares specified in Section 6(a), except as permitted by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)	shareholders must approve an amendment that would diminish the protections afforded by Section 4(b) or Section 15(d).

(c) Amendment, Modification, Cancellation and Clawback of Awards.

(i)

Except as provided in Section 15(d) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an

B- 8	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)

Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to restore to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)

Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i)	If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

(ii)

If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules) (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the

2024 PROXY STATEMENT	B- 9

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii)

Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17. Adjustment and Change in Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a), (b) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an

B- 10	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of Change in Control.

(i)

Upon a Change in Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards (a “Replaced Award”) may be assumed, or replaced with the same type of award with similar terms and conditions (a “Replacement Award”), by the successor or surviving corporation (or parent thereof) in the Change in Control transaction, subject to the following requirements:

(A)

Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change in Control had the Award been exercised, vested or earned immediately prior to such Change in Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(B)

If the securities to which the Awards relate after the Change in Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.

(C)

Upon the Participant’s termination of employment within two years following the Change in Control (1) by the successor or surviving corporation without Cause, (2) by the Participant for Good Reason or (3) by reason of death or Disability, all of the Participant’s Awards that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) as of the effective date of such termination. In the event of any other termination of employment within two (2) years after a Change in Control that is not described herein, the terms of the applicable Award agreement shall apply.

(D)

For purposes of this subparagraph (i), an award will constitute a Replacement Award if it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Committee (as constituted immediately prior to the Change in Control) finds such type acceptable); (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities listed on a U.S. national securities exchange of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; and

2024 PROXY STATEMENT	B- 11

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(iv) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of paragraph are satisfied shall be made by the Committee (as constituted immediately before the Change in Control), in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value.

(ii)

To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change in Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment in connection with the Change in Control), then immediately prior to the date of the Change in Control:

(A)

Each Option or SAR, other than a performance-based Option or SAR, that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change in Control in exchange for a cash payment equal to the excess of the Change in Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change in Control Price shall be cancelled for no consideration;

(B)	Restricted Stock and Restricted Stock Units that are not subject to performance-based vesting conditions shall vest in full;

(C)

All performance-based Awards for which the performance period has expired shall be paid based on actual performance (and assuming all employment or other requirements had been met in full). All outstanding performance-based Awards that are not vested and as to which the level of the Award depends upon the satisfaction of one or more Performance Goals shall immediately vest and all Performance Goals shall be deemed satisfied (A) by reference to the Company’s actual performance relative to such Performance Goals through the most recent date prior to the Change in Control for which the level of attainment of such Performance Goals can be determined by the Committee (as constituted immediately prior to the Change in Control) in its sole discretion or (B) if the Committee is unable to make such determination, at the target level of performance. The award shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within ten (10) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

(D)	All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and

(E)

All other Awards not described in subparagraph (A)-(D) above that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

(F)

“Change in Control Price” shall mean the per-share price paid or deemed paid in the Change in Control transaction, as determined by the Administrator. If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change in Control Price.

B- 12	2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

18. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment; and

(ii)	a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award agreement, all fractional Shares that would otherwise be issuable under the Plan shall be canceled for no consideration.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

2024 PROXY STATEMENT	B- 13

PROXY STATEMENT SUMMARY	ENVIRONMENTAL, SOCIAL & GOVERNANCE	SUMMARY OF THE MARCH 2024 CAPITAL RAISE	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	STOCKHOLDER PROPOSALS	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION

(f) Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of New York and any party to such action or proceeding shall agree to waive its right to a jury trial.

(h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

B- 14	2024 PROXY STATEMENT

NYBC NEW YORK COMMUNITY BANCORP, INC®. C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above If the shares you held at the record date were held through a Company benefit plan, the deadline for providing voting instructions via the Internet is 11:59 p.m. Eastern Daylight Time on [•], 2024. For all others, the deadline for voting via the Internet is 11:59 p.m. Eastern Daylight Time on [•], 2024. In either case, please be sure to have your proxy card in hand when you access the website, and follow the instructions provided to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NYCB2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 You may use any touch-tone phone to vote; just be sure to have your proxy card in hand when you call and then follow the instructions provided. Please Note: If the shares you held at the record date were held through a Company benefit plan, the deadline for voting by phone is 11:59 p.m. Eastern Daylight Time on [•], 2024. For all others, the deadline for voting by phone is 11:59 p.m. Eastern Daylight Time on [•], 2024. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V38543-[TBD] KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NEW YORK COMMUNITY BANCORP, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors For Against Abstain Nominees: 1a. Milton Berlinski 1b. Alan Frank 1c. Jennifer R. Whip The Board of Directors recommends that you vote FOR the following proposals: For Against Abstain 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. in the fiscal year ending December 31, 2024. 3. An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement. 4. A proposal to amend the Amended and Restated Certificate of Incorporation of the Company to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock, par value $0.01 per share, of the Company from 900,000,000 to 2,000,000,000. 5. A proposal to amend the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of 1-3, with such action to be effected at such time and date as determined by the Board of Directors of the Company within one year after the conclusion of the 2024 Annual Meeting of Shareholders of the Company, and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the Amended and Restated Certificate of Incorporation. For Against Abstain 6. A proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the Amended and Restated Certificate of Incorporation with respect to affiliates of funds managed by Liberty 77 Capital L.P. and affiliates of funds managed by Reverence Capital Partners L.P., but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting any such shares in excess of such 10% threshold. 7. A proposal to approve the issuance of shares of Company Common Stock in connection with the March 2024 capital raise pursuant to New York Stock Exchange listing rules. 8. Approval of proposed amendments to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan. 9. A proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements. The Board of Directors recommends that you vote AGAINST the following proposal: 10. A shareholder proposal requesting board action to eliminate the supermajority requirements in the Company’s Amended and Restated Certificate of Incorporation and Bylaws. The Board of Directors recommends that you vote FOR the following proposal: For Against Abstain 11. An adjournment proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 4, 6 and 7. NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

NEW YORK COMMUNITY BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS [•], 2024 [•], Eastern Daylight Time Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2023 Form 10-K/A, are available at www.proxyvote.com. V38544-[TBD] THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS REVOCABLE PROXY NEW YORK COMMUNITY BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS [•], 2024 [•], Eastern Daylight Time Except for those shares of Common Stock of the Company held in the plans defined below, the undersigned hereby appoints theProxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the “Company”), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on [•], 2024, at [•], Eastern Daylight Time, virtually at www.virtualshareholdermeeting.com/NYCB2024, and at any and all adjournments thereof, as set forth on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. Except as set forth in the following paragraph, if no such direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9 and 11, and “AGAINST” on Proposal 10 in accordance with the Board of Directors’ recommendations. If you hold shares of Common Stock of the Company through the New York Community Bancorp, Inc. Employee Savings Plan (the “401(k) Plan”),or you have been awarded shares of restricted stock under the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan (the “Stock Plan”),this proxy card covers all shares for which you have the right to give voting instructions to Pentegra Trust Company, the trustee for the 401(k) Plan and the Stock Plan (the “Trustee”). This proxy card, when properly executed and dated, will be voted by the Trustee as you direct. If you do not direct the Trustee how to vote the shares of Company Common Stock credited to the plan account(s) by 11:59 p.m., Eastern Daylight Time, on [•], 2024, the Trustee will vote the shares held in the 401(k) Plan in the same proportion as the voting instructions it receives from other participants as of that date and time. All shares of Common Stock of the Company held in the Stock Plan for which timely instructions are not received will be voted by the Trustee as directed by the Company. If you hold shares of Common Stock of the Company through a Flagstar Bank benefit plan this proxy card covers all the shares of Company Common Stock for which you have the right to provide voting instructions to Flagstar Bank benefit plan trustees. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE (Continued, and to be marked, dated, and signed on the reverse side)